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                DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT

                            ------------------------

                          DATED AS OF FEBRUARY 22, 2005

                            ------------------------

                                  BY AND AMONG

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.,
                       AS DEBTOR AND DEBTOR-IN-POSSESSION,

                           CERTAIN OF ITS AFFILIATES,
                      AS DEBTORS AND DEBTORS-IN-POSSESSION,

                            THE LENDERS PARTY HERETO,

                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
                  AS ADMINISTRATIVE AGENT AND CO-LEAD ARRANGER,

                                       AND

                      THE CIT GROUP/BUSINESS CREDIT, INC.,
                    AS SYNDICATION AGENT AND CO-LEAD ARRANGER


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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SECTION 1.     DEFINITIONS AND ACCOUNTING MATTERS..............................2

      1.01     CERTAIN DEFINED TERMS...........................................2

      1.02     ACCOUNTING TERMS AND DETERMINATIONS............................36

      1.03     UNIFORM COMMERCIAL CODE........................................36

      1.04     CONSTRUCTION...................................................36

SECTION 2.     ADVANCES, EVIDENCE OF DEBT AND PREPAYMENTS.....................37

      2.01     ADVANCES.......................................................37

      2.02     EVIDENCE OF DEBT...............................................38

      2.03     PROCEDURE FOR BORROWING........................................39

      2.04     LIMITATION ON TYPES OF ADVANCES; ILLEGALITY....................41

      2.05     REPAYMENT OF ADVANCES; INTEREST................................42

      2.06     MANDATORY PREPAYMENT...........................................42

      2.07     OPTIONAL PREPAYMENTS...........................................46

      2.08     REQUIREMENTS OF LAW............................................47

      2.09     PURPOSE OF ADVANCES............................................48

SECTION 3.     PAYMENTS; COMPUTATIONS; TAXES..................................48

      3.01     PAYMENTS.......................................................48

      3.02     SHARING OF PAYMENTS, ETC.......................................48

      3.03     APPORTIONMENT OF PAYMENTS......................................48

      3.04     COMPUTATIONS...................................................50

      3.05     JOINT AND SEVERAL LIABILITY OF BORROWERS.......................50

      3.06     U.S. TAXES.....................................................51

      3.07     FEES...........................................................52

SECTION 4.     COLLATERAL SECURITY AND ADMINISTRATIVE PRIORITY................53

      4.01     COLLATERAL; SECURITY INTEREST..................................53

      4.02     ADMINISTRATIVE PRIORITY........................................56

      4.03     GRANTS, RIGHTS AND REMEDIES....................................57

      4.04     NO FILINGS REQUIRED............................................57

      4.05     SURVIVAL.......................................................57

      4.06     CHANGES IN LOCATIONS, NAME, ETC................................58

      4.07     AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT........................58

      4.08     PERFORMANCE BY THE AGENT OF BORROWER'S OBLIGATIONS.............59

      4.09     PROCEEDS.......................................................59

      4.10     REMEDIES.......................................................60

      4.11     LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL......61

      4.12     POWERS COUPLED WITH AN INTEREST................................61

      4.13     RELEASE OF SECURITY INTEREST...................................61

SECTION 5.     CONDITIONS PRECEDENT...........................................62

      5.01     CONDITIONS PRECEDENT TO INITIAL ADVANCE........................62

      5.02     CONDITIONS PRECEDENT TO INITIAL AND SUBSEQUENT ADVANCES........65

      5.03     CONDITIONS SUBSEQUENT TO INITIAL ADVANCE.......................67

SECTION 6.     REPRESENTATIONS AND WARRANTIES.................................67

      6.01     EXISTENCE......................................................67

      6.02     FINANCIAL CONDITION............................................67

      6.03     LITIGATION.....................................................68

      6.04     NO BREACH......................................................68

      6.05     ACTION.........................................................68

      6.06     APPROVALS......................................................68

      6.07     MARGIN REGULATIONS.............................................69

      6.08     TAXES..........................................................69

      6.09     INVESTMENT COMPANY ACT.........................................69

      6.10     NO LEGAL BAR...................................................69

      6.11     NO DEFAULT.....................................................69

      6.12     COLLATERAL; COLLATERAL SECURITY; ADMINISTRATIVE PRIORITY.......69

      6.13     CHIEF EXECUTIVE/OPERATING OFFICES..............................70

      6.14     LOCATION OF BOOKS AND RECORDS..................................70

      6.15     TRUE AND COMPLETE DISCLOSURE...................................70

      6.16     ERISA..........................................................71

      6.17     NO AGENT OR LENDER LICENSES....................................71

      6.18     APPROVED MORTGAGE ORIGINATORS LICENSES.........................71

      6.19     NO BURDENSOME RESTRICTIONS.....................................71

      6.20     SUBSIDIARIES...................................................71

      6.21     ORIGINATION AND ACQUISITION OF MORTGAGE LOANS..................72

                                      (ii)

      6.22     NO ADVERSE SELECTION...........................................72

      6.23     FRAUDULENT CONVEYANCE..........................................72

      6.24     ORDERS.........................................................72

      6.25     SERVICING REIMBURSEMENT RIGHTS.................................72

      6.26     COLLECTION ACCOUNTS AND ESCROW ACCOUNTS........................72

      6.27     WAREHOUSE TRUST TAX STATUS.....................................72

SECTION 7.        COVENANTS OF THE BORROWERS..................................73

      7.01     FINANCIAL STATEMENTS AND OTHER INFORMATION.....................73

      7.02     LITIGATION.....................................................75

      7.03     EXISTENCE, ETC.................................................75

      7.04     PROHIBITION OF FUNDAMENTAL CHANGES.............................76

      7.05     BORROWING BASE DEFICIENCY......................................76

      7.06     LIQUIDITY......................................................76

      7.07     SATISFACTION OF CONDITIONS PRECEDENT FOR THE FINAL ORDER.......76

      7.08     TRANSFER OF GREENWICH PRE-PETITION LOAN AGREEMENT COLLATERAL...76

      7.09     NOTICES........................................................76

      7.10     SERVICING......................................................77

      7.11     SERVICING REIMBURSEMENT RIGHTS.................................77

      7.12     UNDERWRITING GUIDELINES........................................78

      7.13     LINES OF BUSINESS..............................................78

      7.14     TRANSACTIONS WITH AFFILIATES...................................78

      7.15     USE OF PROCEEDS................................................78

      7.16     LIMITATION ON LIENS............................................79

      7.17     LIMITATION ON SALE OF ASSETS...................................79

      7.18     LIMITATION ON DISTRIBUTIONS....................................79

      7.19     RESTRICTED PAYMENTS............................................79

      7.20     LOANS, ADVANCES, INVESTMENTS, ETC..............................79

      7.21     ORDERS, ADMINISTRATIVE PRIORITY; LIEN PRIORITY;
               PAYMENT OF CLAIMS..............................................79

      7.22     INFORMATION FROM APPROVED MORTGAGE ORIGINATORS AND
               SERVICING TRANSMISSION.........................................80

      7.23     NO AMENDMENT OR WAIVER.........................................80

      7.24     MAINTENANCE OF PROPERTY; INSURANCE.............................80

      7.25     FURTHER IDENTIFICATION OF COLLATERAL...........................81

                                     (iii)

      7.26     MORTGAGE LOAN DETERMINED TO BE DEFECTIVE.......................81

      7.27     INTEREST RATE PROTECTION AGREEMENTS............................81

      7.28     CERTIFICATE OF A RESPONSIBLE OFFICER OF THE BORROWERS..........81

      7.29     ALTERNATIVE COLLATERAL.........................................81

      7.30     ERISA..........................................................81

      7.31     HEDGING........................................................81

      7.32     OTHER INDEBTEDNESS.............................................81

      7.33     POOLING AND SERVICING AGREEMENTS...............................82

      7.34     NO WAIVER OF SERVICING REIMBURSEMENT RIGHTS....................82

      7.35     CASH FLOW......................................................82

      7.36     OPINIONS.......................................................82

      7.37     MORTGAGE LOAN ORIGINATIONS AND COMMITMENTS.....................82

      7.38     FUNDING OF COLLECTION ACCOUNTS AND ESCROW ACCOUNTS.............82

SECTION 8.     EVENTS OF DEFAULT..............................................83

SECTION 9.     REMEDIES UPON DEFAULT..........................................87

SECTION 10.    AGENT..........................................................88

      10.01    APPOINTMENT....................................................88

      10.02    NATURE OF DUTIES...............................................88

      10.03    RIGHTS, EXCULPATION, ETC.......................................90

      10.04    RELIANCE 90

      10.05    INDEMNIFICATION................................................91

      10.06    AGENT INDIVIDUALLY.............................................91

      10.07    SUCCESSOR AGENT................................................91

      10.08    COLLATERAL MATTERS.............................................92

      10.09    SYNDICATION AGENT AND CO-LEAD ARRANGERS........................93

SECTION 11.    MISCELLANEOUS..................................................93

      11.01    AMENDMENTS, ETC................................................93

      11.02    WAIVER   ......................................................94

      11.03    NOTICES. 95

      11.04    INDEMNIFICATION AND EXPENSES...................................95

      11.05    PAYMENT OF CLEARWING INDEMNIFICATION LIABILITIES...............97

      11.06    AMENDMENTS.....................................................97

      11.07    SUCCESSORS AND ASSIGNS.........................................97

                                      (iv)

      11.08    SURVIVAL.......................................................97

      11.09    CAPTIONS.......................................................98

      11.10    COUNTERPARTS; TELEFACSIMILE EXECUTION..........................98

      11.11    LOAN AGREEMENT CONSTITUTES SECURITY AGREEMENT;
               GOVERNING LAW..................................................98

      11.12    CERTAIN WAIVERS; WAIVER OF JURY TRIAL..........................98

      11.13    ACKNOWLEDGMENTS................................................99

      11.14    NO PARTY DEEMED DRAFTER........................................99

      11.15    ABFS AS AGENT FOR BORROWERS....................................99

      11.16    HYPOTHECATION OR PLEDGE OF COLLATERAL..........................99

      11.17    ASSIGNMENTS; PARTICIPATIONS...................................100

      11.18    SERVICING.....................................................103

      11.19    PERIODIC DUE DILIGENCE REVIEW.................................104

      11.20    SET-OFF  .....................................................105

      11.21    ENTIRE AGREEMENT..............................................105

      11.22    RECORDS.......................................................105

      11.23    CONFIDENTIALITY...............................................105

      11.24    PUBLIC ANNOUNCEMENTS..........................................105

      11.25    RIGHT OF FIRST OFFER..........................................106

      11.26    MORTGAGE LOAN PURCHASE COMMITMENT.............................106


SCHEDULES

SCHEDULE A        Other Borrowers

SCHEDULE B        Lenders and Commitments

SCHEDULE C        Approved Underwriting Guidelines

SCHEDULE D        IOS

SCHEDULE E        Representations and Warranties re: Mortgage Loans

SCHEDULE F        Senior Claims

SCHEDULE G        Tranche D Borrowing Base Calculation

SCHEDULE H        Budget

                                      (v)

SCHEDULE I        Securitization Trusts

SCHEDULE 5.03     Conditions Subsequent

SCHEDULE 6.01     Jurisdictions of Organization

SCHEDULE 6.03     Litigation

SCHEDULE 6.13     Chief Operating Office

SCHEDULE 6.18     Licensing

SCHEDULE 6.20     Subsidiaries

SCHEDULE 7.01(D)  Additional Reporting Requirements

SCHEDULE 7.16     Liens

SCHEDULE 7.20     Investments

SCHEDULE 7.32     Indebtedness

SCHEDULE 11.26    Mortgage Loan Purchase Commitment


EXHIBITS

EXHIBIT A         Interim Order

EXHIBIT B         Required Fields for Mortgage Loan Data Transmission

EXHIBIT C-1       Notice of Borrowing and Pledge

EXHIBIT C-2       Notice of Borrowing

EXHIBIT D         Required Fields for Servicing Transmission

EXHIBIT 11.17(C)  Form of Confidentiality Agreement


                                      (vi)

                DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT

        THIS DEBTOR-IN-POSSESSION LOAN AND SECURITY AGREEMENT (this "LOAN AGREEMENT"), dated as of February 22, 2005, by and among American Business Financial Services, Inc., as a debtor and a debtor-in-possession, a Delaware corporation ("ABFS" or the "COMPANY"), the affiliates of ABFS listed on SCHEDULE A hereto, each as a debtor and a debtor-in-possession (together with ABFS, individually a "BORROWER" and collectively, the "BORROWERS"), the Lenders party hereto and set forth on SCHEDULE B hereto (each individually a "LENDER" and collectively, the "LENDERS"), Greenwich Capital Financial Products, Inc., a Delaware corporation, as administrative agent for the Secured Parties (as defined herein) (in such capacity, the "AGENT"), The CIT Group/Business Credit, Inc., as syndication agent for the Lenders (in such capacity, the "SYNDICATION AGENT"), Greenwich Capital Financial Products, Inc. and The CIT Group/Business Credit, Inc., as co-lead arrangers for the Lenders (in such capacity, the "CO-LEAD ARRANGERS"), and the other Secured Parties (as defined below).

                                    RECITALS

        On January 21, 2005, the Borrowers (other than ABFS Consolidated) and, on January 24, 2005, ABFS Consolidated commenced cases (the "CHAPTER 11 CASES") under Chapter 11 of Title 11 of the United States Code (the "BANKRUPTCY CODE") in the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY Court"), and the Borrowers have retained possession of their assets and are authorized under the Bankruptcy Code to continue the operation of their businesses as debtors-in-possession.

        The Bankruptcy Court has authorized the joint administration of the bankruptcy estate of each Borrower.

        On January 26, 2005, ABC (the "SELLER") and Greenwich Capital Financial Products, Inc. ("GREENWICH") entered into a Repurchase Agreement (the "REPURCHASE AGREEMENT") pursuant to which ABC transferred to Greenwich that certain Class X Certificate, No. X-2 issued by ABFS Mortgage Loan Trust 2002-4 against Greenwich's payment to the Seller of $6,830,000 that was used as follows: (a) $4,000,000 was used by the Seller solely to fund payroll and other compensation expenses of the Borrowers, (b) $2,330,000 was used by the Seller to prepay certain Clearwing Obligations (as hereinafter defined) and (c) $500,000 was used to pay a non-refundable repurchase fee to Greenwich (the "REPURCHASE FEE").

        The Borrowers, the Lenders and the Agent wish to enter into an agreement to provide a senior, secured, superpriority debtor-in-possession financing facility of up to $500,000,000 (the "FACILITY") (of which only the amounts set forth in SECTION 5.01(T) shall be available to the Borrowers prior to entry of the Final Order) to the Borrowers, consisting of (a) a revolving credit facility for the funding of newly-originated Mortgage Loans (the "TRANCHE A FACILITY"),
(b) a revolving credit facility for the funding of newly-originated Mortgage Loans for which the Custodian has not yet received the required documents (the "TRANCHE B FACILITY"), (c) a revolving credit facility for general corporate purposes (the "TRANCHE C FACILITY"), (d) a term Servicing Reimbursement Rights facility (the "Tranche D Facility) and (e) a term facility for the funding of the repayment in part of the Clearwing Obligations (the "TRANCHE E FACILITY").

        The Lenders have agreed, subject to the terms and conditions of this Loan Agreement, to provide such financing to the Borrowers, with certain funds of the Borrowers being used to repay any Advances made hereunder as more particularly described herein.

        Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1.     DEFINITIONS AND ACCOUNTING MATTERS.

        1.01 CERTAIN DEFINED TERMS. As used herein, the following terms shall have the following meanings:

        "90 DAY ELIGIBLE MORTGAGE LOANS" shall have the meaning set forth in the definition of the term "Sublimit Excess Loan."

        "120 DAY ELIGIBLE MORTGAGE LOANS" shall have the meaning set forth in the definition of the term "Sublimit Excess Loan."

        "2003-1 TRUST AGREEMENT" means that certain Trust Agreement, dated as of September 26, 2003, between ABFS Consolidated and the Approved Mortgage Originators, as depositors, Wilmington Trust Company, as owner trustee, and the Company, as indemnitor, whereby Trust 2003-1 was created, as amended and restated by the Amended and Restated Trust Agreement dated as of October 14, 2003.

        "2003-2 COLLECTION ACCOUNT" means the Collection Account (as defined in the Greenwich Pre-Petition Loan Agreement), such Collection Account to be subject to the 2003-2 Control Agreement upon payment in full of the Greenwich Pre-Petition Loan Agreement.

        "2003-2 CONTROL AGREEMENT" shall mean that certain control agreement with respect to the 2003-2 Collection Account, in form and substance satisfactory to the Agent, executed and delivered by the Borrowers, the Agent and JPMorgan.

        "ABC" means American Business Credit, Inc., a Pennsylvania corporation and a Borrower.

        "ABFS" shall have the meaning set forth in the recitals hereto.

        "ABFS CONSOLIDATED" means ABFS Consolidated Holdings, Inc., a Delaware corporation and a Borrower.

        "ABFS MASTER SWEEP ACCOUNT" means that certain account number 103386976 of the Company maintained with JPMorgan.

        "ABFS MORTGAGE LOAN TRUST 2003-1" means that certain trust named ABFS Mortgage Loan Trust 2003-1 pursuant to the Pooling and Servicing Agreement dated as of March 1, 2003 (as amended) governing ABFS Mortgage Loan Trust 2003-1.

        "ABMS" means American Business Mortgage Services, Inc. fka New Jersey Mortgage and Investment Corp., a New Jersey corporation and a Borrower.

        "ACCEPTED SERVICING PRACTICES" means, with respect to any Mortgage Loan, accepted and prudent mortgage servicing practices (including practices regarding reconciliation of bank accounts, processing of mortgage payments, processing of disbursements for tax and insurance payments, maintenance of mortgage loan records, performance of collection efforts including disposition of delinquent loans, foreclosure activities and disposition of real estate owned and performance of investor accounting and reporting processes) of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located and in a manner at least equal in quality to the servicing that ABC, ABMS or HAC provided from the period of July 1, 2004 through December 31, 2004 to mortgage loans which it owned in its own respective servicing portfolio during such period.

        "ADMINISTRATIVE BORROWER" shall have the meaning set forth in SECTION
11.15 hereof.

        "ADVANCE" means a Tranche A Advance, Tranche B Advance, Tranche C Advance, Tranche D Advance or Tranche E Advance.

        "ADVANCE ACCOUNT" means, with respect to Tranche A Advances and Tranche B Advances, the Advance Account (as defined in the Custodial Agreement) and, with respect to Tranche C Advances, Tranche D Advances and Tranche E Advances, that certain account number 103386976 of ABFS maintained with JPMorgan.

        "AFFILIATE" means, with respect to any Person, any other Person which
(i) directly or indirectly, controls, is controlled by, or is under common control with, such Person, or (ii) is a depositor or indemnitor of such Person (if such Person is a trust). For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or (b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

        "AGED ADVANCE RATE" means (a) with respect to 90 Day Eligible Mortgage Loans, 87.63% and (b) with respect to 120 Day Eligible Mortgage Loans, 72.16%.

        "AGENT" shall have the meaning set forth in the preamble hereto.

        "AGENT ADVANCES" shall have the meaning set forth in SECTION 10.08 hereof.

        "ALLOCATED AMOUNT" means $150,000,000 LESS, for each month after the Closing Date, the lesser of (i) amounts paid by the Borrowers during such month pursuant to clauses (D)(I), (D)(II), (D)(III), (D)(VI), (D)(VII)(A) and (H)(I) through (H)(VI) of SECTION 2.06 and (ii) the amount that the Allocated Amount would need to be reduced in order to have a Collateral

Coverage Ratio (as defined and calculated in accordance with the Orders), after giving effect to such reduction, of not less than 1.5 to 1.0.

        "ALTA" means the American Land Title Association.

        "ANCILLARY FEES" means "Late Fees," "NSF Fees" and other ancillary servicing fees to which any Borrower is entitled to reimbursement or collection under the related Securitization Trust documents.

        "APPLICABLE COLLATERAL PERCENTAGE" means, with respect to an Eligible Mortgage Loan, the following percentages of the unpaid principal balance thereof, in each case reduced by any applicable Delinquency Adjustment:

                (a)     if the loan has a FICO score of 640 or greater, 97%;

                (b) if the loan has a FICO score greater than 599 but less than 640, 95%;

                (c) if the loan has a FICO score greater than 549 but less than 600, 93%;

                (d) if the loan has a FICO score greater than 519 but less than 550, 89%; and

                (e) if the loan has a FICO score less than 520 or no FICO score, 0%.

        For example, the Applicable Collateral Percentage for a Mortgage Loan
(1) with a FICO score of 550, and (2) that is 60 days delinquent (delinquent with respect to a Monthly Payment on the date of the second scheduled related Monthly Payment becoming due) and therefore subject to a Delinquency Adjustment, shall be 73% (and such Mortgage Loan shall cease to be an Eligible Mortgage Loan if it remains delinquent for another two months).

        "APPLICABLE MARGIN" means (a) with respect to Tranche A Advances, 4.00% per annum, (b) with respect to Tranche B Advances, 6.00% per annum, (c) with respect to Tranche C Advances, 8.50% per annum, (d) with respect to Tranche D Advances, 8.50% per annum and (e) with respect to Tranche E Advances, 7.00% per annum.

        "APPRAISED VALUE" means the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

        "APPROVED MORTGAGE ORIGINATORS" means Participating Banks and mortgage loan origination companies that are Borrowers and that are reasonably approved by the Agent in writing from time to time. The initial Approved Mortgage Originators are ABC, ABMS, HAC and the Participating Banks.

        "APPROVED MORTGAGE PURCHASERS" means purchasers of mortgage loans that are Borrowers and that are reasonably approved by the Agent in writing from time to time. The initial Approved Mortgage Purchasers are ABC, ABMS and HAC.

        "APPROVED PURCHASE AGREEMENTS" means those agreements reasonably approved in writing by the Agent as an "Approved Purchase Agreement" hereunder.

        "APPROVED PURCHASE PROGRAM" means the Bank Alliance Program, the Approved Third Party Purchase Program and such other programs as may hereafter be reasonably approved in writing by the Agent as an "Approved Purchase Program" hereunder.

        "APPROVED THIRD PARTY PURCHASE PROGRAM" means any program pursuant to which an Approved Mortgage Purchaser purchases Mortgage Loans so long as the loans subject to such program (a) meet Approved Underwriting Guidelines, (b) are processed and underwritten by an Approved Mortgage Originator which is acting as agent on behalf of a lender approved by the Agent in its reasonable discretion,
(c) are funded by such lender in anticipation of a post-closing sale to an Approved Mortgage Purchaser, and (d) are purchased from such lender within 2 weeks of closing such loan.

        "APPROVED UNDERWRITING GUIDELINES" means the underwriting guidelines of
(a) Approved Mortgage Purchasers, or (b) Approved Mortgage Originators, in each case as reasonably approved in writing by the Agent. The underwriting guidelines attached as SCHEDULE C hereto have been approved by the Agent.

        "ASSIGNMENT OF MORTGAGE" means, with respect to any Mortgage, an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment and pledge of the Mortgage.

        "ATTORNEY BAILEE LETTER" shall have the meaning assigned to such term in the Custodial Agreement.

        "AVAILABILITY" means, as of any date of determination, the amount that the Borrowers are entitled to borrow as Advances hereunder (after giving effect to all then outstanding Advances, interest thereon, fees, and expenses and all sublimits and reserves then applicable hereunder).

        "AVOIDANCE ACTIONS" means actions available to the bankruptcy estate of the Borrowers in the Chapter 11 Cases pursuant to Sections 544, 545, 547, 548, 549, 550, 551, 553(b) or 724(a) of the Bankruptcy Code and the proceeds thereof.

        "BACK-UP SERVICER" means Countrywide Home Loans Servicing LP or any other Person who is (a) party to the Servicing Agreement as a Back-Up Servicer and (b) approved by the Agent as a Back-Up Servicer.

        "BANK ALLIANCE PROGRAM" means the Company's "Bank Alliance Program" so long as the loans subject to such program (a) meet the Approved Underwriting Guidelines, (b) are processed and underwritten by an Approved Mortgage Originator which is acting as agent on behalf of a Participating Bank, (c) are funded by a Participating Bank in anticipation of a post-closing sale to an Approved Mortgage Originator, and (d) are purchased from a Participating Bank within 2 weeks of closing such loan.

        "BANKRUPTCY CODE" shall have the meaning set forth in the recitals hereto.

        "BANKRUPTCY COURT" shall have the meaning set forth in the recitals hereto.

        "BEST'S" means Best's Key Rating Guide, as the same shall be amended from time to time.

        "BORROWER" shall have the meaning set forth in the preamble hereto.

        "BORROWING BASE" shall mean the sum of the Tranche A Borrowing Base, the Tranche B Borrowing Base, the Tranche C Borrowing Base, the Tranche D Borrowing Base and the Tranche E Borrowing Base.

        "BORROWING BASE DEFICIENCY" shall have the meaning set forth in SECTION 2.06(A) hereof.

        "BUDGET" means the Borrowers' budget attached as SCHEDULE H hereto.

        "BUSINESS DAY" means any day other than (i) a Saturday or Sunday, (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, the Custodian or banking and savings and loan institutions in the State of New York, Connecticut or California or the City of New York or the city or state in which the Custodian's offices are located are closed, or (iii) a day on which trading in securities on the New York Stock Exchange or any other major securities exchange in the United States is not conducted.

        "CAPITAL LEASE OBLIGATIONS" means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Loan Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

        "CAPITAL STOCK" means (i) with respect to any Person that is a corporation, any and all shares, securities, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock and (ii) with respect to any Person that is not a corporation, any and all partnership, limited liability company membership or other equity interests of such Person.

        "CARVE-OUT" means (a) amounts payable pursuant to 28 U.S.C. ss. 1930(a)(6), and (b) allowed fees and expenses of attorneys, accountants and other professionals retained by formal application in the Chapter 11 Cases (other than ordinary course professionals in connection with the enforcement and collection of Mortgage Loans) pursuant to Sections 327 and 1103 of the Bankruptcy Code, but the amount entitled to priority under this clause (b) ("PRIORITY PROFESSIONAL EXPENSES") shall not exceed $1,500,000 outstanding and unpaid in the aggregate at any time (inclusive of any holdbacks required by the Bankruptcy Court and any amounts unbilled for services performed prior to a Priority Triggering Event) (the "PROFESSIONAL EXPENSE CAP") regardless of whether the fees or expenses are allowed and unpaid at the time of a Priority Triggering Event or are incurred before or after such event; PROVIDED, HOWEVER, THAT (A) after the Agent has provided (by hand or facsimile) written notice to the Administrative Borrower of the occurrence of an Event of Default hereunder or a default (and expiration of any applicable cure period) by the Borrowers in any of their obligations under the Orders (a "PRIORITY TRIGGERING EVENT"), any payments actually made to such professionals after the occurrence and during the continuance of such Event of Default or default, under Sections 330 and 331 of the Bankruptcy Code or otherwise, shall reduce the Professional Expense Cap on a dollar-for-dollar basis and (B) for the avoidance of doubt, any payment actually made to such professionals prior to the notice described in subclause (A) above may be retained by such professionals and not reduce the Professional Expense Cap; and PROVIDED, FURTHER, THAT no portion of the Carve-Out shall be used to challenge this Loan Agreement and the other Loan Documents (including the Liens securing this Loan Agreement); PROVIDED, HOWEVER, that the foregoing proviso shall not prevent any portion of the Carve-Out from being used to investigate the Greenwich Pre-Petition Loan Agreement (including the Liens securing the Greenwich Pre-Petition Loan Agreement) as may be permitted by the Bankruptcy Code. The Professional Expense Cap shall not be reduced by the amount of any unapplied retainers provided to professionals of the Borrowers.

        "CASH EQUIVALENTS" means (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by Standard and Poor's Ratings Group ("S&P") or P-1 or the equivalent thereof by Moody's Investors Service, Inc. ("MOODY'S") and in either case maturing within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition, or (f) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (e) of this definition.

        "CHANGE OF CONTROL" means any one or more of the following: (a) the IOS (other than the IOS pledged pursuant to the Non-Debtor Pledge Agreement) cease to be 100% owned by the Borrowers, (b) any "person" or "group" (within the meaning of SECTIONS 13(D) and 14(D) of the Securities Exchange Act of 1934), other than the Permitted Holder, becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of 10%, or more, of the outstanding Capital Stock of the Company having the right to vote for the election of members of a board of directors, (c) the Permitted Holder fails to own at least 20% of the outstanding Capital Stock of the Company or (d) the Company fails to own, directly or indirectly, 100% of the outstanding Capital Stock of the other Borrowers.

        "CHAPTER 11 CASES" shall have the meaning set forth in the recitals hereto.

        "CHRYSALIS LOAN AGREEMENT" means that certain Master Loan and Security Agreement, dated as of October 14, 2004, by and between Trust 2003-2 and Chrysalis Warehouse Funding, LLC, as amended prior to the date hereof.

        "CIT" means The CIT Group/Business Credit, Inc.

        "CIT CREDIT" means $500,000.

        "CLEARING ACCOUNT RESERVE" means $919,282 as such amount may be reduced from time to time by the Agent in its discretion.

        "CLEARWING" means Clearwing Capital, LLC, a Delaware limited liability company.

        "CLEARWING CURRENT-PAY EXPENSE CAP" means, for any month, the lesser of
(a)(i) $100,000 PLUS (ii) the number of complete months that have elapsed since February 1, 2005 TIMES $50,000 and (b) $500,000.

        "CLEARWING DEFERRED PAYOFF OBLIGATIONS" means the Clearwing Deferred Payoff Obligations (as defined in the Clearwing Payoff Letter).

        "CLEARWING INDEMNIFICATION CLAIM LIABILITIES" shall have the meaning set forth in SECTION 11.05 hereof.

        "CLEARWING INDEMNIFICATION EXPENSE LIABILITIES" shall have the meaning set forth in SECTION 11.05 hereof.

        "CLEARWING INDEMNIFICATION LIABILITIES" shall have the meaning set forth in SECTION 11.05 hereof.

        "CLEARWING INDEMNIFIED PARTIES" means Clearwing, Chrysalis Warehouse Funding LLC and their respective lenders, members, Affiliates, sponsors, managing directors, directors, together with their respective lenders, officers, employees, agents, advisors, attorneys, and other representatives.

        "CLEARWING OBLIGATIONS" means Obligations (as defined in the Clearwing Pledge and Security Agreement).

        "CLEARWING PAYOFF LETTER" means that certain letter regarding the repayment of the Clearwing Obligations.

        "CLEARWING PLEDGE AND SECURITY AGREEMENT" means the Pledge and Security Agreement, dated as of October 14, 2003, between Trust 2003-1 and Clearwing, as amended prior to the date hereof.

        "CLEARWING TRANSACTION DOCUMENTS" means (a) the Chrysalis Loan Agreement and the Loan Documents as defined therein; (b) that certain Trust Agreement, dated as of October 14, 2003, by and among Wilmington Trust Company as trustee for ABFS Warehouse Trust 2003-2, a Delaware statutory trust, and the Depositors party thereto; (c) the 2003-1 Trust Agreement and the Basic Documents (as defined in the 2003-1 Trust Agreement); (d) that certain ABFS Warehouse Trust 2003-1 Trust Certificate No. P-1; and (e) that certain Fee Letter, dated as of October 14, 2003, by and among Trust 2003-1 and Clearwing, as amended from time to time thereafter.

        "CLOSING DATE" means the date on which the Agent sends the Administrative Borrower a written notice that each of the conditions precedent set forth in SECTION 5.01 either has been satisfied or has been waived.

        "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

        "CO-LEAD ARRANGERS" shall have the meaning set forth in the preamble hereto.

        "COLLATERAL" means, subject to the limitations set forth in the Orders (including, without limitation, paragraphs d.i, d.ii and d.iii, paragraph XIII, paragraphs 17.a.v through 17.a.vii and paragraphs 51.b and 51.c of the Interim Order), all of each Borrower's now owned or hereafter acquired right, title and interest in and to each of the following (including, without limitation, all Property of the estate of each Borrower (within the meaning of the Bankruptcy
Code) other than Avoidance Actions and the Excluded Collateral (as defined in the Security Agreement)):

        (a)     Accounts;

        (b)     Books;

        (c)     Chattel Paper (whether tangible or electronic);

        (d)     Commercial Tort Claims;

        (e) Deposit Accounts (including the IOS Account, the Mortgage Collection Account, the Servicing Reimbursement Account and the other Control Accounts);

        (f)     Documents;

        (g)     Equipment;

        (h)     Fixtures;

        (i) General Intangibles and Payment Intangibles (including all Servicing Reimbursement Rights, the Servicing Rights, all causes of action under the Bankruptcy Code or otherwise, other than Avoidance Actions, and all rights of the Borrowers under any Servicing Agreement, the Custodial Agreement or any other document);

        (j)     Goods;

        (k)     Instruments;

        (l)     all Interest Rate Protection Agreements;

        (m)     Intellectual Property;

        (n)     Inventory;

        (o)     Investment Property;

        (p)     Letter-of-Credit Rights;

        (q)     all Mortgage Loans;

        (r) all Mortgage Loan Documents, including without limitation all promissory notes, and all Servicing Records (as defined in SECTION 11.18(B) hereof), and any other collateral pledged or otherwise relating to such Mortgage Loans, together with all files, material documents, instruments, surveys (if available), certificates, correspondence, appraisals, computer records, computer storage media, Mortgage Loan accounting records and other books and records relating thereto;

        (s) all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any Mortgage Loans and all claims and payments thereunder;

        (t) all other insurance policies and Insurance Proceeds relating to any Mortgage Loans or the related Mortgaged Property;

        (u)     Negotiable Collateral;

        (v)     all IOS;

        (w)     Supporting Obligations;

        (x) money or other assets of each such Borrower that now or hereafter come into the possession, custody, or control of any Lender;

        (y) all interests in real property owned by any Borrower or collateralizing any Mortgage Loan;

        (z) all other Personal Property of the Borrowers, wherever located and whether now or hereafter existing, and whether now owned or hereafter acquired, of every kind and description, whether tangible or intangible; and

        Proceeds, products, rents and profits, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the Proceeds thereof.

        "COLLATERALIZED SUB-DEBT INDENTURES" means the indentures entered into as of December 31, 2003 and as of June 30, 2004, by and between the Company and U.S. Bank National Association, a national banking association, as trustee.

        "COLLATERALIZED SUB-DEBT SHARED COLLATERAL" means the IOS.

        "COLLATERAL VALUE" means with respect to each Eligible Mortgage Loan, the lesser of:

        (a) the greater of (i) the whole loan resale market price thereof (as reasonably determined by the Agent based upon recent sales after the Filing Date to third parties of comparable Mortgage Loans under market conditions reasonably equivalent to prevailing market conditions) LESS 6% of the unpaid principal balance thereof (but in any event not to exceed 97% of the unpaid principal balance thereof) and (ii) the Applicable Collateral Percentage multiplied by the unpaid principal balance thereof; and

        (b) (i) the Market Value of such Eligible Mortgage Loan, LESS (ii) an amount equal to the unpaid principal balance of such loan MULTIPLIED BY 3.0%;

MULTIPLIED BY, if applicable, the Aged Advance Rate; PROVIDED, THAT, the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan that either is not an Eligible Mortgage Loan or:

        (1) which has been released from the possession of the Custodian under SECTION 5(A) of the Custodial Agreement to a Borrower or its bailee for a period in excess of ten (10) calendar days (or if such tenth day is not a Business Day, the next succeeding Business Day);

        (2) which has been released from the possession of the Custodian (i) under SECTION 5(B) of the Custodial Agreement under any Transmittal Letter in excess of the time period stated in such Transmittal Letter for release, or (ii) under SECTION 5(C) of the Custodial Agreement under an Attorney Bailee Letter, from and after the date such Attorney's Bailee Letter is terminated or ceases to be in full force and effect;

        (3) in respect of which the related Mortgagor is the subject of a bankruptcy proceeding;

        (4) if the Mortgagor has not made its first Monthly Payment on the related Mortgage Loan prior to the next succeeding Monthly Payment coming due;

        (5)     which is an REO Property;

        (6)     which is greater than 120 days delinquent;

        (7) which is delinquent at the time the applicable Mortgage Loan is first funded under this Loan Agreement; or

        (8) which was not originated by an Approved Mortgage Originator in accordance with the Approved Underwriting Guidelines or acquired by an

                Approved Mortgage Purchaser pursuant to an Approved Purchase Program.

        The Lenders will cooperate with the Borrowers to identify Eligible Mortgage Loan subcategories which the Borrowers consistently sell at prices above 103% of the par loan amount and have favorable underwriting and performance characteristics with the intention of increasing the advance rate for such Eligible Mortgage Loans by 1%.

        In addition, if the Borrowers consistently sell Eligible Mortgage Loans of all major subcategories (originated post-petition) at prices not materially less than the pre-petition prices obtained from third party purchasers of similar Eligible Mortgage Loans, the Lenders will in good faith consider an increase in the advance rate for Eligible Mortgage Loans by 1%.

        "COMBINED LTV OR CLTV" means with respect to any Mortgage Loan, the ratio of (i) the original outstanding principal amount of such Mortgage Loan and any other senior mortgage loan which is secured by a lien on the related Mortgaged Property to (ii) the lesser of (a) the Appraised Value of the Mortgaged Property at origination or (b) if the Mortgaged Property was purchased within 6 months of the origination of the Mortgage Loan, the purchase price of the Mortgaged Property PLUS any documented capital improvements made during such 6 month period.

        "COMMITMENT" means a Tranche A Commitment, Tranche B Commitment, Tranche C Commitment, Tranche D Commitment or Tranche E Commitment.

        "COMMITTEE" means the Official Committee of Unsecured Creditors for the Borrowers appointed on February 2, 2005 pursuant to Section 1102(a) of the Bankruptcy Code by the United States Trustee, as the membership of such committee is from time to time constituted and reconstituted.

        "COMPANY" shall have the meaning set forth in the recitals hereto.

        "CONSENT LETTERS" means, collectively, (a) those certain Consent Agreements among each Specified Monoline, the Agent on behalf of the Lenders and the Borrowers, each of which shall be in the form of Exhibit C to the Interim Order and (b) that certain Consent Agreement among Radian Asset Assurance Inc., the Agent on behalf of the Lenders and the Borrowers, in the form of Exhibit C-1 to the Interim Order.

        "CONTRACTUAL OBLIGATION" means as to any Person, any material provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound or any material provision of any security issued by such Person.

        "CONTROL ACCOUNT" means (a) an account subject to a Control Agreement or
(b) the IOS Account.

        "CONTROL ACCOUNT PARTY" means the applicable securities intermediary with respect to a securities account or bank with respect to a deposit account.

        "CONTROL AGREEMENTS" means, as applicable, the 2003-2 Control Agreement (upon execution thereof), the Mortgage Collection Account Control Agreement, the Servicing Reimbursement Account Control Agreement and any other control agreement, in form and substance reasonably satisfactory to the Agent, executed and delivered by a Borrower, the Agent and the Control Account Party in accordance with the terms hereof.

        "CUSTODIAL AGREEMENT" means the Custodial Agreement, dated as of the date hereof, among the Borrowers, the Custodian, the Servicer and the Agent, in form and substance satisfactory to the Agent.

        "CUSTODIAN" means J.P. Morgan Trust Company, N.A., a national banking association, and its successors and permitted assigns.

        "CUSTODIAN LOAN TRANSMISSION" shall have the meaning set forth in the Custodial Agreement.

        "DEFAULT" means an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

        "DELINQUENCY ADJUSTMENT" means,

        (i) for a Mortgage Loan that is 30 or more, but less than 60, days delinquent, 10% (ten percentage points);

        (ii) for a Mortgage Loan that is 60 or more, but less than 90, days delinquent, 20% (twenty percentage points); and

        (iii) for a Mortgage Loan that is 90 or more, but less than 120, days delinquent, 25% (twenty-five percentage points).

        "DISPOSITION" means any transaction, or series of related transactions, pursuant to which any Borrower or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any Property or assets (whether now owned or hereafter acquired) to any other Person, in each case whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person.

        "DOLLARS" and "$" means lawful money of the United States of America.

        "DUE DATE" means the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any grace period.

        "ELECTRONIC AGENT" means MERSCORP, INC., a corporation organized and existing under the laws of the State of Delaware.

        "ELIGIBLE MORTGAGE LOAN" means a Mortgage Loan owned by a Borrower and either originated by an Approved Mortgage Originator in accordance with Approved Underwriting Guidelines or acquired by an Approved Mortgage Purchaser pursuant to an Approved Purchase Program and acquired pursuant to an Approved Purchase Agreement, which is reasonably deemed eligible for inclusion by the Agent in the calculation of the Tranche A Borrowing Base. Without limiting the foregoing, no Mortgage Loan shall be an Eligible Mortgage Loan unless it meets each of the criteria set forth in the immediately preceding sentence and, in addition, each of the following criteria:

                (i) the Mortgage Loan is secured by a first or second mortgage lien (as reflected on the Mortgage Loan Data Transmission) on a one- to four-family residential property;

                (ii) the Mortgage Loan, when combined with all other Eligible Mortgage Loans and Wet-Ink Mortgage Loans, is not a Sublimit Excess Loan;

                (iii) the Mortgage Loan complies with each of the representations and warranties respecting Mortgage Loans made in SECTION 6.12, SECTION 6.21, SCHEDULE E or any other section, schedule, or exhibit of this Loan Agreement, and in the other Loan Documents;

                (iv) the Mortgage Loan was originated or acquired by an Approved Mortgage Originator or acquired under an Approved Purchase Program on or after the Closing Date in accordance with Approved Underwriting Guidelines;

                (v) it is a Mortgage Loan for which the Agent or its designee or the Custodian is in possession of all required Mortgage Loan Documents without Exceptions unless otherwise waived in writing by the Agent;

                (vi)    the Mortgage Loan is less than 120 days delinquent;

                (vii) the Mortgage Loan is not a "high cost," "covered," or "business purpose" loan, except as specifically approved by the Agent from time to time;

                (viii) the Mortgage Loan has not been selected for conveyance to a borrower in a manner adverse to a Borrower, the Agent or any Lender;

                (ix) the Mortgage Loan is eligible for sale by an Approved Mortgage Originator to an unaffiliated third party pursuant to an established whole loan purchase agreement;

                (x) the Mortgage Loan is not delinquent at the time the applicable Mortgage Loan becomes subject to this Loan Agreement; and

                (xi) the applicable Borrower owns such Mortgage Loan and has authority to pledge such Mortgage Loan to the Agent.

        "ELIGIBLE MORTGAGE PERMITTED LIENS" means (i) the lien of current real property taxes and assessments which are not due and payable, (ii) with respect to any Mortgage Loan identified on the Mortgage Loan Schedule as secured by a second lien, the related first mortgage loan, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan, and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage, or materially impact the value or utility of any Mortgaged Property.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        "ERISA AFFILIATE" means any corporation or trade or business that is a member of any group of organizations (i) described in SECTION 414(B) or (C) of the Code of which any Borrower is a member and (ii) solely for purposes of potential liability under SECTION 302(C)(11) of ERISA and SECTION 412(C)(11) of the Code and the lien created under SECTION 302(F) of ERISA and SECTION 412(N) of the Code, described in SECTION 414(M) or (O) of the Code of which any Borrower is a member.

        "ESCROW ACCOUNT" means the "Escrow Account" as that term is defined in the Servicing Agreement.

        "EVENT OF DEFAULT" shall have the meaning set forth in SECTION 8 hereof.

        "EXCEPTION" shall have the meaning set forth in the Custodial Agreement.

        "EXCEPTION REPORT" means the exception report prepared by the Custodian pursuant to the Custodial Agreement.

        "EXCLUDED TAXES" means, with respect to the Agent, a Lender, a Participant and its Tax Related Persons, only the following Taxes: (a) income, franchise Taxes (imposed in lieu of net income Taxes) or similar Taxes imposed on (or measured by) the net income of such Person by the jurisdiction under the laws of which such Person is organized, in which its principal or applicable lending office is located or in which it is otherwise doing business (other than a jurisdiction in which such Person is treated as doing business as a result of its execution, delivery of any Loan Document or its exercise of its rights or performance of its obligations thereunder or otherwise as a result of its participation (or the participation of an entity in which it owns a beneficial interest) in the transactions contemplated by this Loan Agreement); (b) withholding Taxes imposed by the United States of America on payments to such Person, other than as a result of a change in applicable law occurring after (i) the date that such Person became a party to this Agreement, or (ii) with respect to an assignment, participation, acquisition, designation of a new applicable lending office or the appointment of a successor Agent, the effective date of such assignment, participation, acquisition, designation or appointment, except, in each case, to the extent and at the rate that such Person's predecessor was entitled to such amounts (or in the case of a designation of a new applicable lending office, to the extent such Person was entitled to such amounts with respect to its prior applicable lending office); and (c) Taxes that would not have been imposed but for and solely as a result of the failure of such Person to comply with its obligations under SECTION 3.06(e).

        "FACILITY FEE" shall have the meaning set forth in SECTION 3.07(A).

        "FAMILY MEMBER" means, with respect to any individual, any other individual having a relationship by blood (to the second degree of consanguinity), marriage, or adoption to such individual.

        "FANNIE MAE" means Fannie Mae, or any successor thereto.

        "FEDERAL FUNDS RATE" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three primary dealers (other than an affiliate of the Agent).

        "FICO SCORE" means a statistical credit score published by Fair Isaac Corporation (or any comparable company that is acceptable to the Agent) obtained by a mortgage lender in connection with a loan application to help assess a prospective borrower's creditworthiness as of the time the score is obtained.

        "FILING DATE" means January 21, 2005 or, with respect to ABFS Consolidated, January 24, 2005.

        "FINAL ORDER" means the order of the Bankruptcy Court in substantially the form of the Interim Order (with only such modifications thereto as are satisfactory in form and substance to the Agent), as the same may be amended, modified or supplemented from time to time with the express written joinder or consent of the Agent, the Lenders and the Borrowers, approving the Advances made and to be made to the Borrowers in accordance with this Loan Agreement and granting the Liens contemplated hereby.

        "FINAL SERVICING TRANSFER" means a transfer by the Borrowers of all servicing, other than with respect to ABFS Mortgage Loan Trust 2003-1, to a Successor Servicer (as defined in the Consent Letters) on or before May 1, 2005 in accordance with the Consent Letters.

        "FREDDIE MAC" means Freddie Mac, or any successor thereto.

        "FUNDING DATE" means the date on which an Advance is made hereunder.

        "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

        "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision, agency or instrumentality thereof, any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over any Borrower or any of its Subsidiaries or properties.

        "GREENWICH" means Greenwich Capital Financial Products, Inc., a Delaware corporation.

        "GREENWICH PRE-PETITION LOAN AGREEMENT" means the Chrysalis Loan Agreement, as amended by that certain Standstill Agreement and Amendment to the Master Loan and Security Agreement, dated as of the date hereof.

        "GREENWICH PRE-PETITION SERVICING AGREEMENT" means the Servicing Agreement (as defined in the Greenwich Pre-Petition Loan Agreement).

        "GUARANTEE" means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise), provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance, or other obligations in respect of any mortgaged property, to the extent acceptable to the Agent. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "GUARANTEE" and "GUARANTEED" used as verbs shall have correlative meanings.

        "HAC" means HomeAmerican Credit, Inc., a Pennsylvania corporation and a Borrower.

        "INDEBTEDNESS" means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person;
(e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements or like arrangements; (g) indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i) indebtedness of general partnerships of which such Person is a general partner; and (j) any other indebtedness of such Person authorized by a note, bond, debenture or similar instrument.

        "INDEMNIFIED LIABILITIES" has the meaning set forth in SECTION 11.04.

        "INDEMNIFIED PARTY" has the meaning set forth in SECTION 11.04.

        "INDEMNIFIED TAXES" means all Taxes other than Excluded Taxes.

        "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

        "INSURANCE PROCEEDS" means with respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

        "INTEREST PERIOD" means, with respect to any Advance, (i) initially, the period commencing on the Funding Date with respect to such Advance and ending on the calendar day prior to the next succeeding Payment Date, and (ii) thereafter, each period commencing on the Payment Date of a month and ending on the calendar day prior to the Payment Date of the next succeeding month. Notwithstanding the foregoing, no Interest Period may end after the Termination Date.

        "INTEREST RATE PROTECTION AGREEMENT" means with respect to any or all of the Mortgage Loans or Advances, any interest rate swap, cap or collar agreement or any other applicable hedging arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies relating to the Mortgage Loans or Advances.

        "INTEREST RATE PROTECTION STRATEGY" means the applicable Person's strategy for entering into Interest Rate Protection Agreements, which strategy and the financial institutions party to the Interest Rate Protection Agreements are acceptable to the Agent.

        "INTERIM ORDER" means the order of the Bankruptcy Court, in the form of EXHIBIT A hereto, as the same may be amended, modified or supplemented from time to time with the express written joinder or consent of the Agent, the Lenders and the Borrowers, approving the Advances made and to be made to the Borrowers in accordance with this Loan Agreement and granting the Liens contemplated hereby.

        "IOS" means the "interest only strips" and other assets listed on SCHEDULE D hereto and all rights and interests related thereto.

        "IOS ACCOUNT" means that certain account of the Agent maintained with JPMorgan.

        "JPMORGAN" means JPMorgan Chase Bank, N.A., a national banking association.

        "LENDER" shall have the meaning set forth in the preamble hereto.

        "LENDER EXPENSES" means all (a) costs or expenses (including taxes, and insurance premiums) required to be paid by any Borrower under any of the Loan Documents that are paid, advanced, or incurred by the Agent, any Lender or any Lender-Related Party, (b) reasonable fees or charges paid or incurred by any Lender-Related Party in connection with the Agent's or any Lender's transactions with the Borrowers under the Loan Documents, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and Uniform Commercial Code searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, publication, appraisal (including periodic collateral appraisals or business valuations to the extent of the fees and charges (and up to the amount of any limitation) contained in this Loan Agreement), real estate surveys, real estate title policies and endorsements, and environmental audits,
(c) out-of-pocket costs and expenses incurred by the Agent or any Lender in the disbursement of funds to the Borrowers (by wire transfer or otherwise), (d) out-of-pocket charges paid or incurred by any Lender-Related Party resulting from the dishonor of checks payable by or to any Borrower, (e) reasonable out-of-pocket costs and expenses paid or incurred by any Lender-Related Party to correct any default or enforce any provision of the Loan Documents, or in monitoring, gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated, (f) reasonable audit fees and expenses of Lender-Related Parties related to audit examinations of the Collateral, (g) reasonable out-of-pocket costs and expenses of third party claims or any other suit paid or incurred by any Lender-Related Party in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or the Agent or any Lender's relationship with any Borrower or any of its Affiliates, (h) reasonable out-of-pocket costs and expenses (including attorneys fees) incurred by the Lender-Related Parties in advising, structuring, drafting, documenting, executing, reviewing, administering, syndicating, or amending the Loan Documents, and (i) reasonable costs and expenses (including attorneys, accountants, consultants, and other advisors fees and expenses) incurred in terminating, enforcing (including attorneys, accountants, consultants, and other advisors fees and expenses incurred in connection with a "workout," a "restructuring," or an Insolvency Proceeding concerning any Borrower or any of its Subsidiaries or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking or exercising any remedies concerning the Collateral.

        "LENDER-RELATED PARTY" means the Agent, the Lenders and each of the Agent's or any Lender's lenders, members, Affiliates, sponsors, managing directors, directors, together with its lenders, officers, employees, agents, advisors, attorneys, and other representatives.

        "LENDING VALUE" means, with respect to the IOS, the value determined by the Agent reasonably and in good faith for purposes of collateralizing a loan and assumes all of the IOS are sold to a single buyer under circumstances in which the seller is in default under a collateralized loan agreement, the buyer is not able to conduct customary levels of due diligence and the servicing of the underlying mortgage loans will be moved to a third party servicer without an economic interest in the IOS. The Agent's determination of Lending Value does not purport to be and shall not be deemed to be a determination of fair market value.

        "LIBO BASE RATE" means with respect to each day an Advance is outstanding (or if such day is not a Business Day, the next succeeding Business
Day), the rate per annum equal to the rate published by Bloomberg or if such rate is not available, the rate appearing at page 3750 of the Telerate Screen as one-month LIBOR on such date, and if such rate shall not be so quoted, the rate per annum at which the Agent is offered Dollar deposits at or about 11:00 A.M., eastern time, on such date by prime banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Advances are then being conducted for delivery on such day for a period of one month and in an amount comparable to the amount of the Advances to be outstanding on such day.

        "LIBO RATE" means with respect to each Interest Period pertaining to an Advance, a rate per annum (reset on a monthly basis) determined by the Agent in its sole discretion in accordance with the following formula (rounded upwards to the nearest l/100th of one percent), which rate as determined by the Agent shall be conclusive absent manifest error by the Agent:

                                 LIBO Base Rate
                   -------------------------------------------
                        1.00 - LIBO Reserve Requirements

        The LIBO Rate shall be calculated each Funding Date and Payment Date commencing with the first Funding Date.

        "LIBO RESERVE REQUIREMENTS" means for any Interest Period for any Advance, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of any reserve requirements applicable to any Lender or any Lender-Related Party in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority. As of the Closing Date, the LIBO Reserve Requirements shall be deemed to be zero.

        "LIEN" means any mortgage, lien, pledge, charge, security interest or similar encumbrance.

        "LOAN ACCOUNT" means the account on the Lender's books in the name of the Borrower.

        "LOAN DOCUMENTS" means, collectively, the Consent Letters, the Control Agreements, the Custodial Agreement, this Loan Agreement, the Orders, the Participating Bank Letter Agreement, the Pledge Agreement, the Security Agreement, the Servicing Agreement, any note or notes executed by the Borrowers in connection with this Loan Agreement and payable to any Lender, and any other agreement entered into, now or in the future, by any Borrower and the Agent or any Lender in connection with this Loan Agreement.

        "LOAN SALE OBLIGATIONS" means all obligations of the Borrowers arising with respect to Mortgage Loans sold by the Borrowers to any Lender-Related Party pursuant to SECTION 11.26 hereof.

        "LOAN-TO-VALUE RATIO" or "LTV" means with respect to any Mortgage Loan, the ratio of the original principal amount of the Mortgage Loan to the lesser of
(a) the Appraised Value of the Mortgaged Property at origination and (b) if the Mortgaged Property was purchased within 6 months of the origination of the Mortgage Loan, the purchase price of the Mortgaged Property PLUS any documented capital improvements made during such 6 month period.

        "MAJORITY TRANCHE A LENDERS" means Tranche A Lenders whose Pro Rata Shares, taken in the aggregate, represent at least 51% of the Tranche A Commitments.

        "MAJORITY TRANCHE B LENDERS" means Tranche B Lenders whose Pro Rata Shares, taken in the aggregate, represent at least 51% of the Tranche B Commitments.

        "MAJORITY TRANCHE C LENDERS" means Tranche C Lenders whose Pro Rata Shares, taken in the aggregate, represent at least 51% of the Tranche C Commitments.

        "MAJORITY TRANCHE D LENDERS" means Tranche D Lenders whose Pro Rata Shares, taken in the aggregate, represent at least 51% of the Tranche D Commitments.

        "MAJORITY TRANCHE E LENDERS" means Tranche E Lenders whose Pro Rata Shares, taken in the aggregate, represent at least 51% of the Tranche E Commitments.

        "MANAGEMENT CHANGE" means either Jeffrey Ruben or Milton Riseman shall no longer be an executive officer of ABFS unless a replacement satisfactory to the Agent has been found within sixty (60) days.

        "MARKET VALUE" means, with respect to an Eligible Mortgage Loan or a Wet-Ink Mortgage Loan, the fair market value thereof as determined in good faith by the Agent taking into account customary loan characteristics used in valuing such loans and applicable market conditions. The Agent's determination of Market Value shall be conclusive upon the parties, absent manifest error on the part of the Agent. The Agent shall have the right to mark to market the Mortgage Loans on a daily basis, which Market Value with respect to one or more of the Mortgage Loans may be determined to be zero. The Borrowers acknowledge that the Agent's determination of Market Value is for the limited purpose of determining Collateral Value and Wet-Ink Collateral Value for lending purposes hereunder without the ability to perform customary purchaser's due diligence and is not necessarily equivalent to a determination of the fair market value of the Mortgage Loans achieved by obtaining competing bids in an orderly market.

        "MATERIAL ADVERSE CHANGE" means an event, fact, circumstance, change in, or effect on the business of any Borrower, any Servicer or any Subservicer, which individually or in the aggregate or on a cumulative basis with any other events, facts, circumstances, changes in, or effects on, the Borrowers, taken as a whole, any Borrower, any Servicer or Subservicer, could reasonably be expected to have a Material Adverse Effect; PROVIDED, HOWEVER, that Material Adverse Change shall not include and shall not be deemed to occur solely as a result of the Final Servicing Transfer or the transfer of servicing with respect to ABFS Mortgage Loan Trust 2003-1 pursuant to the Succession Approval Order.

        "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the property, business, operations, financial condition or prospects of the Borrowers, taken as a whole, or any Borrower, any Servicer or any Subservicer
(b) the ability of any Borrower to perform in all material respects its respective obligations under any of the Loan Documents to which it is a party,
(c) the validity or enforceability in all material respects of any of the Loan Documents, (d) the rights and remedies of the Agent or any Lender under any of the Loan Documents, (e) the Collateral, or (f) financial, banking or capital market conditions; PROVIDED, HOWEVER, that

Material Adverse Effect shall not include and shall not be deemed to occur solely as a result of the Final Servicing Transfer or the transfer of servicing with respect to ABFS Mortgage Loan Trust 2003-1 pursuant to the Succession Approval Order.

        "MATERIAL CONTRACT" means all agreements and contracts evidencing the IOS, the Mortgage Loans and the Sub-debt Indentures.

        "MAXIMUM CREDIT" means $500,000,000.

        "MERS" means Mortgage Electronic Registration System, Inc., a corporation organized and existing under the laws of the State of Delaware.

        "MERS AGREEMENT" means Electronic Tracking Agreement, dated as of the Closing Date, by and among the Borrowers, the Servicer, the Custodian, MERS and the Electronic Agent.

        "MERS ASSIGNMENT OF MORTGAGE" means, with respect to any MERS Mortgage Loan, an assignment of the MERS Mortgage Loan, notice of transfer or equivalent instrument, executed in blank and in recordable form, sufficient under the laws of the jurisdiction wherein the related mortgaged property is located to effect the assignment of such MERS Mortgage Loan upon recordation.

        "MERS MORTGAGE LOAN" means any Mortgage Loan registered with MERS on the MERS System.

        "MERS PROCEDURES MANUAL" means the MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time, in accordance with the MERS Agreement.

        "MERS SYSTEM" means MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

        "MIN" means the mortgage identification number for any MERS Mortgage
Loan.

        "MOM LOAN" means any Mortgage Loan as to which MERS is acting as original mortgagee of record, solely as nominee.

        "MONTHLY FEE PAYMENT DATE" means the first Payment Date with respect to Tranche C Advances of each month beginning March 17, 2005.

        "MONTHLY PAYMENT" means the scheduled monthly payment of principal and interest on a Mortgage Loan as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note for an adjustable rate Mortgage Loan.

        "MORTGAGE" means with respect to a Mortgage Loan, the mortgage, deed of trust or other instrument, which creates, as indicated on the Mortgage Loan Data Transmission, a valid and perfected first priority or valid and perfected second priority Lien on the fee simple or a leasehold estate in such real property.

        "MORTGAGE COLLECTION ACCOUNT" means that certain account number 10221878.1 named "American Business Credit, Inc. Mortgage Collection Account in trust for American Business Mortgage Services, Inc. and HomeAmerican Credit, Inc." of the Borrowers maintained with JPMorgan.

        "MORTGAGE COLLECTION ACCOUNT CONTROL AGREEMENT" shall mean that certain control agreement with respect to the Mortgage Collection Account, in form and substance satisfactory to the Agent, executed and delivered by the Borrowers, the Agent, JPMorgan and the Servicer.

        "MORTGAGE FILE" shall have the meaning set forth in the Custodial Agreement.

        "MORTGAGE INTEREST RATE" means the annual rate of interest borne on a Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

        "MORTGAGE LOAN" means a mortgage loan which the Custodian has been or will be instructed to hold for the Agent pursuant to the Custodial Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note, the related Mortgage and all other Mortgage Loan Documents and (ii) all right, title and interest in and to the Mortgaged Property covered by such Mortgage.

        "MORTGAGE LOAN DATA TRANSMISSION" means a computer-readable magnetic or other electronic format incorporating the fields identified on EXHIBIT B.

        "MORTGAGE LOAN DOCUMENTS" means, with respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.

        "MORTGAGE LOAN LIST" means the hard copy report provided by or on behalf of the Borrowers which shall include with respect to each Mortgage Loan to be included as Collateral: (i) the Mortgage Loan number, (ii) the Mortgagor's name,
(iii) the original principal amount of the Mortgage Loan and (iv) the current principal balance of the Mortgage Loan.

        "MORTGAGE LOAN SCHEDULE" means SCHEDULE I to the Notice of Borrowing and Pledge.

        "MORTGAGE NOTE" means the original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

        "MORTGAGED PROPERTY" means the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

        "MORTGAGOR" means the obligor on a Mortgage Note.

        "MULTIEMPLOYER PLAN" means a multiemployer plan defined as such in
SECTION 3(37) of ERISA to which contributions have been or are required to be made by any Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

        "NET CASH PROCEEDS" means, with respect to any Disposition by any Person, the amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries, in connection therewith after deducting therefrom only (A) the principal amount of any Indebtedness secured by any Permitted Lien on any asset (other than Indebtedness assumed by the purchaser of such asset) and interest, fees and expenses in respect thereof which is (x) required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Loan Agreement) or (y) in escrow in connection with such Person contesting such Indebtedness or the Lien securing such Indebtedness in connection with such Disposition, (B) reasonable costs, fees and expenses related to such Disposition reasonably incurred by such Person in connection therewith and paid in cash, and
(C) transfer or other taxes paid by such Person in connection therewith, to the extent approved (to the extent such approval is required) by the Bankruptcy Court.

        "NON-DEBTOR PLEDGE AGREEMENT" means the Pledge Agreement, dated as of the date hereof, executed by ABFS Warehouse Trust 2004-1 in favor of the Agent for the benefit of the Secured Parties.

        "NON-USAGE FEE" shall have the meaning given to it in SECTION 3.07(B).

        "NOTE" means each promissory note executed by the Borrowers in favor of a Lender evidencing such Lender's Advances.

        "NOTICE OF BORROWING" means, with respect to Tranche A Advances and Tranche B Advances, the certificate prepared by the Administrative Borrower substantially in the form of EXHIBIT C-1, attached hereto, and, with respect to Tranche C Advances, Tranche D Advances and Tranche E Advances, the certificate prepared by the Administrative Borrower substantially in the form of EXHIBIT C-2, attached hereto.

        "OBLIGATIONS" means all loans, Advances, debts, principal, interest, contingent reimbursement obligations with respect to any of the Loan Documents, premiums, liabilities (including all amounts charged to the Loan Account pursuant hereto), obligations (including indemnification obligations), fees (including the fees provided for in SECTION 3.07 hereof), charges, costs, Agent Advances, Lender Expenses, guaranties, covenants, and duties of any kind and description owing by any Borrower or any of its Subsidiaries to the Agent, any Lender or any Lender-Related Party pursuant to or evidenced by the Loan Documents, any Clearwing Deferred Payoff Obligations, any Patriot Deferred Payoff Obligations, any Clearwing Indemnification Liabilities and any Loan Sale Obligations, in each case irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising. Any reference in this Loan Agreement or in the Loan Documents to the Obligations shall include all extensions, modifications, renewals or alterations thereof.

        "ORDERS" means the Interim Order and the Final Order.

        "OTHER TAXES" means any and all present or future stamp, registration, transfer or documentary Taxes or any excise or property Taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to or in connection with, the Loan Documents.

        "PARTICIPANT" shall have the meaning set forth in SECTION 11.17(B).

        "PARTICIPATING BANK" means (a) the participating banks listed on the Participating Bank Letter Agreement, and (b) any other commercial bank or lender with consumer lending operations which is approved in writing by the Agent as a "participating bank."

        "PARTICIPATING BANK LETTER AGREEMENT" means that certain letter agreement, dated as of the date hereof, executed by the Borrowers in favor of the Agent.

        "PATRIOT" means The Patriot Group, LLC.

        "PATRIOT DEFERRED PAYOFF OBLIGATIONS" means Patriot Deferred Payoff Obligations (as defined in the Patriot Payoff Letter).

        "PATRIOT PAYOFF LETTER" means that certain letter regarding the repayment of the obligations owed to Patriot pursuant to the Patriot Repurchase Agreement.

        "PATRIOT REPURCHASE AGREEMENT" means that certain Amended and Restated Master Repurchase Agreement, dated as of November 15, 2004 and amended and restated as of December 21, 2004, among ABFS Warehouse Trust 2004-2, as Seller, ABFS, ABFS Consolidated, ABC and Patriot, as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of January 14, 2005.

        "PAYMENT DATE" means (a) with respect to Tranche A Advances and Tranche B Advances, the meaning set forth in the Servicing Agreement, (b) with respect to Tranche C Advances, two Business Days following the distribution of proceeds relating to the IOS scheduled for the 15th and 25th calendar days of each month beginning March 2005, (c) with respect to Tranche D Advances, the last Business Day of each week and (d) with respect to Tranche E Advances, the meaning set forth in the Greenwich Pre-Petition Servicing Agreement.

        "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

        "P CERTIFICATE" means the certificate representing the Preferred Percentage Interest (as defined in the 2003-1 Trust Agreement) of Trust 2003-1.

        "PERIODIC ADVANCES" means monthly out-of-pocket advances of delinquent interest which are outstanding and unreimbursed and to which any Borrower, as servicer, is entitled to reimbursement or collection under the related Securitization Trust documents (other than with respect to ABFS Mortgage Loan Trust 2003-1).

        "PERMITTED DISPOSITION" means, subject to compliance with SECTION 2.06 hereof, so long as no Default or Event of Default shall have occurred, (i) any Disposition of mortgage loan Collateral in the ordinary course of business on ordinary business terms (so long as such disposition does not create a Default or Event of Default) and (ii) any Disposition of Servicing

Rights on terms and conditions satisfactory to the Agent (including, without limitation, the Final Servicing Transfer and the Succession Approval Order).

        "PERMITTED HOLDER" means Anthony J. Santilli and his Family Members.

        "PERMITTED LIENS" means Liens permitted under SECTION 7.16 hereof.

        "PERSON" means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

        "PLAN" means an employee benefit or other plan established or maintained by either any Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

        "PLEDGE AGREEMENT" means the Pledge Agreement, dated as of the date hereof, executed by the Borrowers in favor of the Agent for the benefit of the Secured Parties.

        "PMI POLICY" or "PRIMARY INSURANCE POLICY" means a policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

        "POST-DEFAULT RATE" means, in respect of any principal of any Advance or any other amount under this Loan Agreement or any other Loan Document that is not paid when due to the Agent or any Lender (whether at stated maturity, by acceleration or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to (a) 3.00% per annum PLUS (b)(i) the interest rate otherwise applicable to such Advance or other amount, or (ii) if no interest rate is otherwise applicable, the LIBO Rate plus the Applicable Margin for Tranche C Advances.

        "PREPAYMENT PENALTIES" means fees for early loan prepayment to which any Borrower, as owner of the prepayment penalty, is entitled to reimbursement or collection.

        "PRE-PETITION PAYMENT" means a payment (by way of adequate protection or otherwise) of principal or interest or otherwise on account of any pre-petition Indebtedness or trade payables or other pre-petition claims against any Borrower.

        "PRIORITY PROFESSIONAL EXPENSES" shall have the meaning set forth in the definition of the term "Carve-Out."

        "PRIORITY TRIGGERING EVENT" shall have the meaning set forth in the definition of the term "Carve-Out."

        "PROFESSIONAL EXPENSE CAP" shall have the meaning set forth in the definition of the term "Carve-Out."

        "PROPERTY" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

        "PRO RATA SHARE" means, with respect to any Tranche Total Commitment, the percentage obtained by dividing (i) such Lender's Tranche Commitment by (ii) such Tranche Total Commitment, provided, that, if such Tranche Total Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender's Tranche Advances (including Agent Advances) and the denominator shall be the aggregate unpaid principal amount of all of the applicable Tranche Advances (including Agent Advances).

        "PURCHASED ASSET" means the Purchased Asset (as defined in the Repurchase Agreement).

        "QUALIFIED CASH" means, as of any date of determination, the amount of unrestricted cash and Cash Equivalents of the Borrowers maintained by a branch office of a bank located within the United States and that are in Control Accounts or the ABFS Master Sweep Account.

        "QUALIFIED INSURER" means an insurance company (a) duly qualified as such under the laws of the states in which the Mortgaged Property is located,
(b) duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided in accordance with the Approved Underwriting Guidelines, (c) approved as an insurer by Fannie Mae and Freddie Mac or by the Agent, and (d) whose claims paying ability is rated in the two highest rating categories by any of the rating agencies with respect to primary mortgage insurance and in the two highest rating categories by Best's with respect to hazard and flood insurance.

        "REFERENCE RATE" means the rate of interest publicly announced by JPMorgan, its successors or any other commercial bank designated by the Agent to the Borrowers from time to time, in New York, New York from time to time as its prime rate or base rate. The prime rate or base rate is determined from time to time by such bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by such bank to any particular class or category of customers. Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

        "REGISTER" shall have the meaning set forth in the SECTION 11.17(B)(II).

        "REGULATIONS T, U AND X" means Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

        "REO PROPERTY" means mortgaged property acquired by the Servicer pursuant to the Servicing Agreement as a result of the liquidation of a Mortgage Loan.

        "REPURCHASE AGREEMENT" shall have the meaning set forth in the recitals hereto.

        "REQUIRED LENDERS" means (a) so long as the Pro Rata Shares of Greenwich and CIT, taken in the aggregate, represent at least 51% of the Commitments, Greenwich and CIT (even if the Pro Rata Share of Greenwich alone represents at least 51% of the Commitments) and (b) in all other cases, Lenders whose Pro Rata Shares, taken in the aggregate, represent at least

51% of the Commitments; PROVIDED, HOWEVER, that, if at any time there are two or more Lenders, then Required Lenders must comprise at least two Lenders.

        "REQUIREMENT OF LAW" means as to any Person, (a) the certificate of incorporation and by-laws or other organizational or governing documents of such Person, (b) all laws (including consumer regulatory laws), treaties, rules or regulations, and (c) all determinations of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

        "REQUIRED DOCUMENTS" means those documents identified in SECTION 2(I) of the Custodial Agreement.

        "RESPONSIBLE OFFICER" means, as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer of such Person; provided, that in the event any such officer is unavailable at any time he or she is required to take any action hereunder, Responsible Officer means any officer authorized to act on such officer's behalf as demonstrated by a certificate of corporate resolution.

        "RESTRICTED PAYMENTS" means with respect to any Person, collectively, all dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, without limitation, warrants, options or rights therefor) issued by such Person, whether such securities are now or may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly.

        "SECOND LIEN" means with respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a mortgage note which creates a second lien on the Mortgaged Property.

        "SECOND LIEN MORTGAGE LOAN" means an Eligible Mortgage Loan secured by the lien on the Mortgaged Property, subject to one prior lien on such Mortgaged Property securing financing obtained by the related Mortgagor.

        "SECURED PARTIES" means the Agent, the Lenders, Patriot and the Clearwing Indemnified Parties.

        "SECURITIZATION TRUSTS" means the securitizations underlying the IOS, each as listed in SCHEDULE I hereto.

        "SECURITY AGREEMENT" means the Security Agreement, dated as of the date hereof, executed by the Borrowers in favor of the Agent for the benefit of the Secured Parties.

        "SENIOR CLAIMS" means all valid, perfected, non-avoidable secured claims existing on the Filing Date and listed in SCHEDULE F hereto.

        "SERVICER" means ABC.

        "SERVICING ADVANCES" means "Servicing Advances," "Property Preservation Expenses" and "Liquidation Expenses" which are outstanding and unreimbursed and to which any Borrower is entitled to reimbursement or collection under the related documents of the Securitization Trusts (other than ABFS Mortgage Loan Trust 2003-1).

        "SERVICING AGREEMENT" means a servicing agreement relating to the servicing of Mortgage Loans executed by and between a Borrower, the Servicer, the Back-up Servicer, and the Agent, the form and substance of which is reasonably satisfactory to the Agent.

        "SERVICING FILE" means with respect to each Mortgage Loan, the file retained by the Servicer consisting of originals of all material documents in the Mortgage File which are not delivered to a Custodian and copies of the Mortgage Loan Documents set forth in SECTION 2 of the Custodial Agreement.

        "SERVICING RECORDS" shall have the meaning set forth in SECTION 11.18(B) hereof.

        "SERVICING REIMBURSEMENT ACCOUNT" means that certain account number 113418413 of the Servicer maintained with JPMorgan.

        "SERVICING REIMBURSEMENT ACCOUNT CONTROL AGREEMENT" means that certain control agreement with respect to the Servicing Reimbursement Account in form and substance satisfactory to the Agent, executed and delivered by the Borrowers, JPMorgan and the Agent.

        "SERVICING REIMBURSEMENT RIGHTS" means the right of reimbursement by the servicer of any Securitization Trust (other than ABFS Mortgage Loan Trust 2003-1) with respect to Servicing Advances, Periodic Advances, Ancillary Fees and Prepayment Penalties, subject to the terms of the Consent Letters and the Orders.

        "SERVICING RIGHTS" means Securitization Trust servicing rights (other than with respect to ABFS Mortgage Loan Trust 2003-1) and Servicing Reimbursement Rights, subject to the terms of the Consent Letters and the Orders.

        "SERVICING TRANSMISSION" means a computer-readable magnetic or other electronic format acceptable to the parties containing the information identified on EXHIBIT D.

        "SPECIFIED MONOLINE" means a Securitization Insurer (as defined in the Orders).

        "SUBLIMIT EXCESS LOAN" means, as of any date of determination, a Mortgage Loan contained in any one or more of the categories set forth below which, when added to all other Eligible Mortgage Loans and Wet-Ink Mortgage Loans which are pledged to the Lenders under this Loan Agreement, exceed the percentages (each expressed as a percentage of the outstanding Tranche A Advances and Tranche B Advances) or dollar amounts indicated below and as may be identified as such by the Agent (which selection may be arbitrary) in order that the aggregate unpaid principal balances of the Eligible Mortgage Loans and Wet-Ink Mortgage Loans in such categories as of such date do not exceed such percentages (each expressed as a percentage of the outstanding Tranche A Advances and Tranche B Advances as of such date) or dollar amounts.


Mortgage Loan Category                                                                   Maximum Sublimit
----------------------                                                                   ----------------
                                                                                            Percentage
                                                                                            ----------
FICO Score 540-580                                                                         $110,000,000
FICO Score 520-539                                                                          $55,000,000
Combined: FICO Scores less than 580                                                        $165,000,000
Greater than 30 days delinquent                                                                 5%
Greater than 60 days delinquent                                                 3% (exclusive of 30 day delinquency
                                                                                             sublimit)
Originated or purchased by an Approved Mortgage Originator 90 or more days       15% (inclusive of all other aging
prior to any date of determination ("90 DAY ELIGIBLE MORTGAGE LOANS")                       sublimits)
Originated or purchased by an Approved Mortgage Originator 120 or more days                     10%
prior to any date of determination ("120 DAY ELIGIBLE MORTGAGE LOANS")
Originated or purchased by an Approved Mortgage Originator 150 or more days                     0%
prior to any date of determination
Second Lien                                                                      the greater of (a) the lesser of
                                                                                 (i) $30,000,000 and (ii) 25% and
                                                                                              (b) 15%
CLTV greater than 80%                                                            the greater of (a) the lesser of
                                                                                 (i) $130,000,000 and (ii) 75% and
                                                                                (b) 65%, inclusive of all other CLTV
                                                                                          sublimits below
CLTV greater than 85%                                                            the greater of (a) the lesser of
                                                                                 (i) $80,000,000 and (ii) 50% and
                                                                               (b) 40%, inclusive of all other CLTV
                                                                                          sublimits below
CLTV greater than 90%                                                            the greater of (a) the lesser of
                                                                                 (i) $40,000,000 and (ii) 25% and
                                                                                (b) 20%, inclusive of CLTV sublimit
                                                                                   greater than or equal to 95%
CLTV greater than 95%                                                            the greater of (a) the lesser of
                                                                                 (i) $26,000,000 and (ii) 18% and
                                                                                              (b) 13%
CLTV greater than 100%                                                                          0%

        "SUBSERVICER" means ABMS or HAC.

        "SUBSIDIARY" means, with respect to any Person, (a) any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, or (b) if such Person is a trust, the depositor of such trust, excluding the Securitization Trusts.

        "SUCCESSION APPROVAL ORDER" means that certain order of the Bankruptcy Court entered on February 16, 2005, authorizing and directing, INTER ALIA, the transfer of servicing with respect to ABFS Mortgage Loan Trust 2003-1.

        "SYNDICATION AGENT" shall have the meaning set forth in the preamble hereto.

        "TARGETED SERVICING BID" means a Qualified Bid (as defined in the Orders) in the amount of at least $20,000,000 for all or a portion of the Servicing Rights (a) subject only to Bankruptcy Court approval and (b) with servicing transfer to occur on or before May 1, 2005.

        "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, and shall include all interest, penalties, additions to Tax related thereto.

        "TAX RELATED PERSON" means any Person (including, without limitation, a beneficial owner of an interest in a pass-through entity) whose income is realized through or determined by reference to the Agent, a Lender or Participant or any Tax Related Person of any of the foregoing.

        "TAX RETURN" means any report, filing, return, information return, document, election, including amendments to any of the foregoing, filed or furnished or required to be filed or furnished with respect to Taxes.

        "TERMINATION DATE" means the date which is the earliest of (a) the effective date of a plan of reorganization in the Chapter 11 Cases that has been confirmed by an order of the Bankruptcy Court, (b) 364 days after the Closing Date, (c) the sale of a material part of any Borrower's assets (excluding Permitted Dispositions), whether under Section 363 of the Bankruptcy Code, a confirmed plan of reorganization or otherwise; (d) the date of the conversion of any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code;
(e) the date of the dismissal of any of the Chapter 11 Cases; (f) March 9, 2005, if the Final Order has not been entered by the Bankruptcy Court on or prior to such date, and (g) such earlier date on which either (A) all Advances shall become due and payable, in whole, in accordance with the terms of this Loan Agreement and the other Loan Documents or (B) all Advances and all other Obligations for the payment of money shall be paid in full and the Commitments and this Loan Agreement are terminated.

        "TOTAL COMMITMENT" means, at any time, the sum of the Commitments.

        "TRANCHE A ADVANCE" shall have the meaning set forth in SECTION 2.01(A) hereto.

        "TRANCHE A BORROWING BASE" means the aggregate Collateral Value of all Eligible Mortgage Loans that have been, and remain, pledged to the Agent hereunder.

        "TRANCHE A COMMITMENT" means the commitment of a Tranche A Lender to make Tranche A Advances hereunder in the amount set forth opposite its name on SCHEDULE B hereto or as may subsequently be set forth in the Register from time to time, as the case may be.

        "TRANCHE ADVANCE" means a Tranche A Advance, a Tranche B Advance, a Tranche C Advance, a Tranche D Advance or a Tranche E Advance, as applicable.

        "TRANCHE A FACILITY" shall have the meaning set forth in the recitals hereto.

        "TRANCHE A LENDER" means each Lender that has a Tranche A Commitment or that makes Tranche A Advances.

        "TRANCHE A SUBLIMIT" means the Maximum Credit LESS the sum of (a) the outstanding Obligations (as defined in the Greenwich Pre-Petition Loan Agreement), (b) the outstanding Tranche B Advances, (c) the outstanding Tranche C Advances, (d) the outstanding Tranche D Advances and (e) the outstanding Tranche E Advances.

        "TRANCHE B ADVANCE" shall have the meaning set forth in SECTION 2.01(B) hereto.

        "TRANCHE B BORROWING BASE" means the aggregate Wet-Ink Collateral Value of all Wet-Ink Mortgage Loans that have been, and remain, pledged to the Agent hereunder.

        "TRANCHE B COMMITMENT" means the commitment of a Tranche B Lender to make Tranche B Advances hereunder in the amount set forth opposite its name on SCHEDULE B hereto or as may subsequently be set forth in the Register from time to time, as the case may be

        "TRANCHE B FACILITY" shall have the meaning set forth in the recitals hereto.

        "TRANCHE B LENDER" means each Lender that has a Tranche B Commitment or that makes Tranche B Advances.

        "TRANCHE B SUBLIMIT" means the lesser of (a) the greater of (i) $40,000,000 and (ii) 15% of outstanding Tranche A Advances and (b) $60,000,000. The Lenders will consider in good faith an increase in the Tranche B Sublimit upon (x) demonstration by the Borrowers of sound systems and controls for wet funding for a minimum of two end-of-month wet funding cycles; (y) confirmation by the Lenders of consistent mortgage loan underwriting quality; and (z) demonstrated capacity need following reasonable efforts by the Borrowers to decrease wet-to-dry processing time and increase wet funding efficiencies.

        "TRANCHE C ADVANCE" shall have the meaning set forth in SECTION 2.01(C) hereto.

        "TRANCHE C APPLICABLE COLLATERAL PERCENTAGE" means (1) for purposes of determining whether an Event of Default has occurred, (a) 65% MINUS (b) the lesser of (i)(x) the number of complete months that have elapsed since February 1, 2005 DIVIDED BY (y) 100, expressed as a percentage, and (ii) 5%, and (2) for all other purposes, (A) 60% MINUS (B) the lesser of (I)(X) the number of complete months that have elapsed since February 1, 2005 DIVIDED BY (Y) 100, expressed as a percentage, and (II) 5%.

        "TRANCHE C BORROWING BASE" means (a) the Tranche C Applicable Collateral Percentage MULTIPLIED BY the Lending Value of the IOS, as determined by the Agent, LESS (b) the Professional Expense Cap LESS (c) the Clearing Account Reserve.

        "TRANCHE C COMMITMENT" means the commitment of a Tranche C Lender to make Tranche C Advances hereunder in the amount set forth opposite its name on SCHEDULE B hereto or as may subsequently be set forth in the Register from time to time, as the case may be.

        "TRANCHE C FACILITY" shall have the meaning set forth in the recitals hereto.

        "TRANCHE C LENDER" means each Lender that has a Tranche C Commitment or that makes Tranche C Advances.

        "TRANCHE C SUBLIMIT" means the lesser of (a) $55,000,000 and (b) $65,000,000 LESS the outstanding Tranche D Advances.

        "TRANCHE COMMITMENT" means a Lender's Tranche A Commitment, Tranche B Commitment, Tranche C Commitment, Tranche D Commitment or Tranche E Commitment, as applicable.

        "TRANCHE D ADVANCE" shall have the meaning set forth in SECTION 2.01(D) hereto.

        "TRANCHE D BORROWING BASE" means the sum of (a) 75% of outstanding Periodic Advances and (b) 50% of outstanding Servicing Advances, in each case to the extent that such Periodic Advances and Servicing Advances are owing pursuant to the terms of the documents governing the Securitization Trusts (subject to the Consent Letters and the Orders), are unreimbursed and have not been waived by the Borrowers. Set forth on SCHEDULE G hereto is the amount of Periodic Advances and Servicing Advances included in the Tranche D Borrowing Base as of the Closing Date with respect to each Securitization Trust and the maximum amount of Periodic Advances and Servicing Advances that may be included in the Tranche D Borrowing Base with respect to each Securitization Trust at any time.

        "TRANCHE D COMMITMENT" means the commitment of a Tranche D Lender to make Tranche D Advances hereunder in the amount set forth opposite its name on SCHEDULE B hereto or as may subsequently be set forth in the Register from time to time, as the case may be.

        "TRANCHE D FACILITY" shall have the meaning set forth in the recitals hereto.

        "TRANCHE D LENDER" means each Lender that has a Tranche D Commitment or that makes Tranche D Advances.

        "TRANCHE D SUBLIMIT" means the lesser of (a) $10,000,000; PROVIDED, THAT if the Borrowers receive a Targeted Servicing Bid by March 31, 2005, such amount shall be increased to $15,000,000 and (b) $65,000,000 LESS the outstanding Tranche C Advances.

        "TRANCHE D TERMINATION EVENT" means (i) the occurrence of a Servicing Transfer Default (as defined in the Orders) or (ii) the failure of the Final Servicing Transfer to occur on or prior to May 1, 2005 in accordance with
Section XVI of the Orders.

        "TRANCHE E ADVANCE" shall have the meaning set forth in SECTION 2.01(E) hereto.

        "TRANCHE E BORROWING BASE" means the lesser of (a) 10% of the outstanding Obligations (as defined in the Chrysalis Loan Agreement) as of the Closing Date and (b)(i) the lesser of (x) 95% of the Market Value (as defined in the Greenwich Pre-Petition Loan Agreement) of the Eligible Mortgage Loans (as defined in the Greenwich Pre-Petition Loan Agreement), as reasonably determined by the Agent, and (y) 97% of the unpaid principal balance of such Eligible Mortgage Loans (as defined in the Greenwich Pre-Petition Loan Agreement) MINUS
(ii) the outstanding Obligations (as defined in the Greenwich Pre-Petition Loan Agreement).

        "TRANCHE E COMMITMENT" means the commitment of a Tranche E Lender to make Tranche E Advances hereunder in the amount set forth opposite its name on SCHEDULE B hereto or as may subsequently be set forth in the Register from time to time, as the case may be.

        "TRANCHE E FACILITY" shall have the meaning set forth in the recitals hereto.

        "TRANCHE E LENDER" means each Lender that has a Tranche E Commitment or that makes Tranche E Advances.

        "TRANCHE E SUBLIMIT" means $18,000,000.

        "TRANCHE LENDERS" means the Tranche A Lenders (but not the other Lenders), the Tranche B Lenders (but not the other Lenders), the Tranche C Lenders (but not the other Lenders), the Tranche D Lenders (but not the other Lenders) or the Tranche E Lenders (but not the other Lenders), as applicable.

        "TRANCHE TOTAL COMMITMENT" means, at any time, the sum of the applicable Tranche Commitments.

        "TRANSMITTAL LETTER" shall have the meaning ascribed thereto in the Custodial Agreement.

        "TRUST RECEIPT" shall have the meaning set forth in the Custodial Agreement.

        "TRUST 2003-1" means that certain Delaware statutory trust named ABFS Warehouse Trust 2003-1 created by the 2003-1 Trust Agreement.

        "TRUST 2003-2" means that certain Delaware statutory trust named ABFS Warehouse Trust 2003-2.

        "TRUST 2004-1" means that certain Delaware statutory trust named ABFS Warehouse Trust 2004-1.

        "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect on the date hereof in the State of New York; PROVIDED THAT if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than

New York, "Uniform Commercial Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

        "UNRESTRICTED CASH" means cash of the Borrowers other than cash receipts that are pending transfer to the trustee of a Securitization Trust.

        "WEEKLY FEE PAYMENT DATE" shall have the meaning set forth in SECTION 3.07(A)(II) hereof.

        "WET-INK APPLICABLE COLLATERAL PERCENTAGE" means, with respect to a Wet-Ink Mortgage Loan, the following percentages of the unpaid principal balance thereof:

                (a)     if the loan has a FICO score of 640 or greater, 92%;

                (b) if the loan has a FICO score greater than 599 but less than 640, 90%;

                (c) if the loan has a FICO score greater than 549 but less than 600, 88%;

                (d) if the loan has a FICO score greater than 519 but less than 550, 84%; and

                (e) if the loan has a FICO score less than 520 or no FICO score, 0%.

        "WET-INK COLLATERAL VALUE" means, with respect to each Wet-Ink Mortgage Loan, the Wet-Ink Applicable Collateral Percentage multiplied by the unpaid principal balance thereof.

        "WET-INK MORTGAGE LOAN" means a Mortgage Loan originated by an Approved Mortgage Originator:

        (a) that has been closed by a title agency or closing attorney, funded and would qualify without exception as an Eligible Mortgage Loan except that some or all of its Mortgage Loan Documents required under clause (v) of the definition of Eligible Mortgage Loan are in transit to, but have not yet been received by, the Agent or its designee;

        (b) for which the Mortgage Loan Documents will be received by the Agent or its designee within five (5) Business Days following the closing date of such Mortgage Loan;

        (c) for which the applicable Approved Mortgage Originator has delivered to the Custodian a Mortgage Loan Schedule on or before the funding date of such Mortgage Loan, submission of which to the Custodian shall constitute such Approved Mortgage Originator's certification to the Custodian that a complete Mortgage File as to such Mortgage Loan exists and that such Mortgage File is in the possession of either the title agent or closing attorney that closed such Mortgage Loan, the applicable Approved Mortgage Originator or such Approved Mortgage Originator's Servicer for such Mortgage Loan, or that such Mortgage File has been shipped to the Agent or its designee;

        (d) in respect of which the related Mortgagor is not the subject of a bankruptcy proceeding; and

        (e) which was originated by an Approved Mortgage Originator in accordance with the Approved Underwriting Guidelines or was purchased by an Approved Mortgage Purchaser pursuant to an Approved Purchase Program.

        A Mortgage Loan will cease to be a Wet-Ink Mortgage Loan when, within five (5) Business Days following the closing date of such Mortgage Loan, the applicable Approved Mortgage Originator shall have delivered or caused to be delivered to the Agent or its designee, on behalf of the Agent and the Lenders, the Mortgage File documents.

        1.02 ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

        1.03 UNIFORM COMMERCIAL CODE. Any terms used in this Agreement that are defined in the Uniform Commercial Code shall be construed and defined as set forth in the Uniform Commercial Code unless otherwise defined herein.

        1.04 CONSTRUCTION. Unless the context of this Agreement or any other Loan Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in the other Loan Documents to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or in the other Loan Documents shall be satisfied by the transmission of a record and any record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

        SECTION 2.     ADVANCES, EVIDENCE OF DEBT AND PREPAYMENTS.

        2.01    ADVANCES.

        (a) TRANCHE A ADVANCES. Subject to fulfillment of the conditions precedent set forth in SECTIONS 5.01 and 5.02 hereof, and provided that no Default or Event of Default shall have occurred and be continuing hereunder, each Tranche A Lender hereby severally agrees, from time to time, on the terms and conditions of this Loan Agreement and the other Loan Documents, to make loans (individually, a "TRANCHE A ADVANCE"; collectively, the "TRANCHE A ADVANCES") to the Borrowers in Dollars, on any Business Day (but not more frequently than once daily) from and including the Closing Date to but excluding the Termination Date in an aggregate principal amount at any one time outstanding not to exceed such Tranche A Lender's Pro Rata Share of the Tranche A Borrowing Base as in effect from time to time; PROVIDED, THAT, in no event shall (i) the aggregate principal amount of Tranche A Advances outstanding at any time exceed the Tranche A Sublimit or (ii) the aggregate principal amount of Tranche A Advances outstanding at any time exceed the Tranche A Borrowing Base.

        (b) TRANCHE B ADVANCES. Subject to fulfillment of the conditions precedent set forth in SECTIONS 5.01 and 5.02 hereof, and provided that no Default or Event of Default shall have occurred and be continuing hereunder, each Tranche B Lender hereby severally agrees, from time to time, on the terms and conditions of this Loan Agreement and the other Loan Documents, to make loans (individually, a "TRANCHE B ADVANCE"; collectively, the "TRANCHE B ADVANCES") to the Borrowers in Dollars, on any Business Day (but not more frequently than twice daily) from and including the Closing Date to but excluding the Termination Date in an aggregate principal amount at any one time outstanding not to exceed such Tranche B Lender's Pro Rata Share of the Tranche B Borrowing Base as in effect from time to time; PROVIDED, THAT, in no event shall (i) the aggregate principal amount of Tranche B Advances outstanding at any time exceed the Tranche B Sublimit or (ii) the aggregate principal amount of Tranche B Advances outstanding at any time exceed the Tranche B Borrowing Base.

        (c) TRANCHE C ADVANCES. Subject to fulfillment of the conditions precedent set forth in SECTIONS 5.01 and 5.02 hereof, and provided that no Default or Event of Default shall have occurred and be continuing hereunder, each Tranche C Lender hereby severally agrees, on (x) the Closing Date so long as the aggregate principal amount of outstanding Tranche C Advances does not exceed the Tranche C Borrowing Base and (y) from time to time thereafter so long as (1) the Allocated Amount is at least $95,000,000 and (2) the outstanding Tranche C Advances are less than or equal to 55% MULTIPLIED BY the Lending Value of the IOS, as determined by the Agent, in each case on the terms and conditions of this Loan Agreement and the other Loan Documents, to make loans (individually, a "TRANCHE C ADVANCE"; collectively, the "TRANCHE C ADVANCES") to the Borrowers in Dollars, on any Business Day (but not more frequently than four times monthly) from and including the Closing Date to but excluding the Termination Date in an aggregate principal amount at any one time outstanding not to exceed such Tranche C Lender's Pro Rata Share of the Tranche C Borrowing Base as in effect from time to time; provided, that, in no event shall (i) the aggregate principal amount of Tranche C Advances outstanding at any time exceed the Tranche C Sublimit or (ii) the aggregate principal amount of Tranche C Advances outstanding at any time exceed the Tranche C Borrowing Base. On the Closing Date, in addition to any other Tranche C Advances made by the Lenders to the Borrowers on the Closing Date, the Borrowers shall be deemed to have borrowed Tranche C Advances in the amount required to pay the Repurchase Price (as defined in the Repurchase Agreement), upon such deemed borrowing the Repurchase Price shall be deemed paid in full and the Purchased Asset shall be deemed to be Collateral securing the Obligations.

        (d) TRANCHE D ADVANCES. Subject to fulfillment of the conditions precedent set forth in SECTIONS 5.01 and 5.02 hereof, and provided that no Default or Event of Default shall have occurred and be continuing hereunder and so long as no Tranche D Termination Event has occurred, each Tranche D Lender hereby severally agrees (i) on the Closing Date, (ii) on one other Business Day selected by the Borrowers prior to the Termination Date and (iii) on two other Business Days selected by the Borrowers prior to the Termination Date but following the delivery of a Targeted Servicing Bid to the Agent, in each case on the terms and conditions of this Loan Agreement and the other Loan Documents, to make loans (individually, a "TRANCHE D ADVANCE"; collectively, the "TRANCHE D ADVANCES") to the Borrowers in Dollars, in an aggregate principal amount at any one time outstanding not to exceed such Tranche D Lender's Pro Rata Share of the Tranche D Borrowing Base as in effect from time to time; PROVIDED, THAT, in no event shall (i) the aggregate principal amount of Tranche D Advances outstanding at any time exceed the Tranche D Sublimit or (ii) the aggregate principal amount of Tranche D Advances outstanding at any time exceed the Tranche D Borrowing Base.

        (e) TRANCHE E ADVANCES. Subject to fulfillment of the conditions precedent set forth in SECTIONS 5.01 and 5.02 hereof, and provided that no Default or Event of Default shall have occurred and be continuing hereunder, each Tranche E Lender hereby severally agrees, on the terms and conditions of this Loan Agreement and the other Loan Documents, to make loans (individually, a "TRANCHE E ADVANCE"; collectively, the "TRANCHE E ADVANCES") to the Borrowers in Dollars, on the Closing Date, in an aggregate principal amount at any one time outstanding not to exceed such Tranche E Lender's Pro Rata Share of the Tranche E Borrowing Base as in effect from time to time; PROVIDED, THAT, in no event shall (i) the aggregate principal amount of Tranche E Advances outstanding at any time exceed the Tranche E Sublimit or (ii) the aggregate principal amount of Tranche E Advances outstanding at any time exceed the Tranche E Borrowing Base.

        (f) Subject to the terms and conditions of this Loan Agreement, during such period the Borrowers may (i) borrow, repay and reborrow Tranche A Advances, Tranche B Advances and Tranche C Advances hereunder and (ii) borrow and repay Tranche D Advances and Tranche E Advances hereunder. Once repaid, the Borrowers may not reborrow Tranche D Advances or Tranche E Advances.

        (g) In no event shall the Lenders be obligated to make an Advance when any Default or Event of Default has occurred and is continuing, and in no event shall the aggregate principal amount of all Advances outstanding at any time exceed the Maximum Credit.

        2.02    EVIDENCE OF DEBT.

        (a) The Agent shall maintain an account or accounts evidencing the indebtedness of the Borrowers to each Lender resulting from each Advance made by such Lender, including the amounts of principal and interest payable and paid to the Lender from time to time hereunder.

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

        (b) The entries made in the accounts maintained pursuant to paragraph (a) of this Section shall be PRIMA FACIE evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Advances in accordance with the terms of this Loan Agreement.

        (c) Any Lender may request that the Advances be evidenced by a promissory note or notes. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note or notes payable to the order of such Lender (or, if requested by such Lender, to such Lender and its assigns) and in a form approved by such Lender. Thereafter, the Advances evidenced by such promissory note and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the payee named therein or its registered assigns.

        2.03    PROCEDURE FOR BORROWING.

        (a) BORROWING PROCEDURE FOR REQUESTING AN ADVANCE. The Administrative Borrower may request a borrowing, on any Business Day during the period from and including the Closing Date to the Termination Date to the extent set forth above for any Tranche Advance, by delivering to the Agent, with a copy to the Lenders, an irrevocable Notice of Borrowing, appropriately completed and with all required supporting documentation, which Notice of Borrowing must be received (A) with respect to Tranche A Advances and Tranche B Advances, no later than the times set forth in the Custodial Agreement with respect to the requested Funding Date and (B) with respect to Tranche C Advances, Tranche D Advances and Tranche E Advances, no later than 12:00 noon (eastern time) two (2) Business Days prior to the requested Funding Date (except that the Notice of Borrowing for the initial funding on the Closing Date may be delivered on the Closing Date prior to 4:00 p.m. (eastern time)). Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Tranche Advances, (ii) the use of the proceeds of such proposed Tranche Advances and (iii) the proposed borrowing date, which must be a Business Day. The Agent and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Agent in good faith to be from the Administrative Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Administrative Borrower to the Agent). The Borrowers hereby waive the right to dispute the Agent's record of the terms of any such Notice of Borrowing. The Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer's authority to request Advances on behalf of the Borrowers until the Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing. Except as otherwise provided in this SECTION 2.03, Advances shall be made ratably in accordance with each Lender's Pro Rata Share.

        (b) Each Notice of Borrowing pursuant to this SECTION 2.03 shall be irrevocable and the Borrowers shall be bound to make a borrowing in accordance therewith. Each Tranche C Advance, Tranche D Advance and Tranche E Advance shall be made in a minimum amount of $1,000,000 and shall be in an integral multiple of $500,000.

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

                (c)     MECHANICS OF ADVANCES.

                (i) Except as otherwise provided in this SECTION 2.03(C), all Advances under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligations to make an Advance requested hereunder, nor shall the Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make an Advance requested hereunder, and each Lender shall be obligated to make the Advances required to be made by it by the terms of this Loan Agreement regardless of the failure of any other Lender to do so.

                (ii) Notwithstanding any other provision of this Loan Agreement, and in order to reduce the number of fund transfers among the parties hereto, the Borrowers, the Agent and the Lenders agree that the Agent may (but shall not be obligated to), and the Borrowers and the Lenders hereby irrevocably authorize the Agent to, fund, on behalf of the Lenders, Advances pursuant to SECTION 2.01; PROVIDED, HOWEVER, THAT the Agent shall in no event fund such Advances if the Agent shall have received written notice from the Required Lenders prior to the funding of the proposed Advance that one or more of the conditions precedent contained in SECTION 5.01 or SECTION 5.02 will not be satisfied on the day of the proposed Advance. If the Administrative Borrower gives a Notice of Borrowing requesting an Advance and the Agent elects not to fund such Advance on behalf of the Lenders, then promptly after receipt of the Notice of Borrowing requesting such Advance, the Agent shall notify each applicable Lender of the specifics of the requested Advance and that it will not fund the requested Advance on behalf of the Lenders. If the Agent notifies the Lenders that it will not fund a requested Advance on behalf of the Lenders, each applicable Lender shall make its Pro Rata Share of the Advance available to the Agent, in immediately available funds, no later than 2:00 p.m. (eastern time) (provided that the Agent requests payment from such Lender not later than 5:00 p.m. (eastern time) on the prior Business Day) on the date of the proposed Advance. The Agent will make the proceeds of such Advances available to the Borrowers on the day of the proposed Advance by causing an amount, in immediately available funds, equal to the proceeds of all such Advances received by the Agent or the amount funded by the Agent on behalf of the Lenders to be deposited in the Advance Account.

                (iii) If the Agent has notified the Lenders that the Agent, on behalf of the Lenders, will fund a particular Advance pursuant to
        SECTION 2.03(C)(II), the Agent may assume that such Lender has made such amount available to the Agent on such day and the Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrowers on such day. If the Agent makes such corresponding amount available to the Borrowers and such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate plus the Applicable Margin. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Loan Agreement or any other Loan Document, the amount so advanced by the Agent to the Borrowers shall, for all purposes hereof, be an Advance made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Administrative Borrower of such failure and the Borrowers shall immediately pay such corresponding amount to the Agent for its own account.

                (iv) Nothing in this SECTION 2.03(C) shall be deemed to relieve any Lender from its obligations to fulfill its Commitment hereunder or to prejudice any rights that the Agent or the Borrowers may have against any Lender as a result of any default by such Lender hereunder.

                (d)     Upon the Borrowers' request for a borrowing pursuant to
SECTION 2.03(A) above and subject to SECTION 2.03(C) above, each Lender shall, assuming all conditions precedent set forth in this SECTION 2.03 and in SECTIONS
5.01 and 5.02 have been met, and provided no Default shall have occurred and be continuing (in accordance with SECTION 2.01), (A) with respect to Tranche A Advances and Tranche B Advances, not later than the time set forth in the Custodial Agreement on the requested Funding Date, and (B) with respect to Tranche C Advances, Tranche D Advances and Tranche E Advances, not later than 3:00 p.m. (eastern time) on the requested Funding Date, make an Advance (determined by the Agent) in an amount equal to such Lender's Pro Rata Share and which would not cause the aggregate amount of Advances then outstanding to exceed the lesser of (x) the Maximum Credit or (y) the Borrowing Base shown on the latest calculation of the Borrowing Base provided to the Agent and the Lenders. Subject to the foregoing, such borrowing will be made available to the Borrowers in accordance with SECTION 2.03(C) via wire transfer to the applicable Advance Account in funds immediately available to the Borrowers.

                2.04 LIMITATION ON TYPES OF ADVANCES; ILLEGALITY. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any LIBO Base Rate:

                (a) any Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBO Base Rate" in SECTION 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Advances as provided herein; or

                (b) any Lender determines, which determination shall be conclusive, that the Applicable Margin plus the relevant rate of interest referred to in the definition of "LIBO Base Rate" in SECTION 1.01 hereof upon the basis of which the rate of interest for Advances is to be determined is not likely adequately to cover the cost to such Lender of making or maintaining Advances; or

                (c) it becomes unlawful for such Lender to make or maintain Advances hereunder using a LIBO Rate;

then such Lender shall give the Agent and the Administrative Borrower prompt notice thereof and, so long as such condition remains in effect, the Lenders shall not make additional Advances, and the Borrowers shall, at their option, either prepay such Advances or pay interest on such

Advances at a rate per annum as determined by such Lender taking into account the increased cost to such Lender of making and maintaining the Advances.

                2.05    REPAYMENT OF ADVANCES; INTEREST.

                (a) Each Borrower hereby unconditionally promises to pay in full on the Termination Date the then aggregate outstanding principal amount of the Advances and all other Obligations due under this Loan Agreement and the other Loan Documents.

                (b) The Borrowers shall pay to the Agent for the account of the Lenders interest on the unpaid principal amount of each Advance for the period from and including the date of such Advance to but excluding the date such Advance shall be paid in full, at a rate per annum equal to the LIBO Rate plus the Applicable Margin. Notwithstanding the foregoing, the Borrowers shall pay to the Agent for the account of the Lenders interest at the applicable Post-Default Rate on any principal of any Advance and on any other amount payable by the Borrowers hereunder, that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Advance as calculated in SECTION 2.05(B) above shall be payable on each applicable Payment Date and on the Termination Date, except that interest payable at the Post-Default Rate shall accrue daily and shall be payable promptly upon receipt of invoice. Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give written notice thereof to the Borrower.

                2.06    MANDATORY PREPAYMENT.

                (a) The Agent shall, on the Business Day prior to each applicable Payment Date (and may on any other Business Day), deliver to the Administrative Borrower a calculation of the Tranche A Borrowing Base, Tranche B Borrowing Base, Tranche C Borrowing Base, Tranche D Borrowing Base and Tranche E Borrowing Base. Such information shall be ascertained from the Servicing Transmission which shall be delivered or caused to be delivered by the Borrowers in accordance with SECTION 7.22 and such other information as the Agent shall determine. In the event that such calculations indicate or if at any time (i) the aggregate outstanding principal amount of Tranche A Advances exceeds the Tranche A Borrowing Base, (ii) the aggregate outstanding principal amount of Tranche B Advances exceeds the Tranche B Borrowing Base, (iii) the aggregate outstanding principal amount of Tranche C Advances exceeds the Tranche C Borrowing Base, (iv) the aggregate outstanding principal amount of Tranche D Advances exceeds the Tranche D Borrowing Base or (v) the aggregate outstanding principal amount of Tranche E Advances exceeds the Tranche E Borrowing Base (each, a "BORROWING BASE Deficiency"), as determined by the Agent and notified to the Administrative Borrower on any Business Day, the Borrowers shall no later than two (2) Business Days after receipt of such written notice by the Administrative Borrower, prepay the Advances in part or in whole, such that after giving effect to such prepayment a Borrowing Base Deficiency no longer exists. To the extent that there are Borrowing Base Deficiencies with respect to more than one Tranche Advance, funds on deposit in the Control Accounts shall be applied as follows: (A) funds on deposit in the Mortgage Collection Account shall be applied FIRST to cure any Borrowing Base Deficiency with respect to Tranche A Advances and Tranche B Advances, SECOND to cure

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

any Borrowing Base Deficiency with respect to Tranche C Advances, THIRD to cure any Borrowing Base Deficiency with respect to Tranche D Advances and FOURTH to cure any Borrowing Base Deficiency with respect to Tranche E Advances; (B) funds on deposit in the IOS Account in respect of the IOS shall be applied as set forth in SECTION 2.06(D) or SECTION 2.06(H), as applicable; (C) funds on deposit in the Servicing Reimbursement Account shall be applied as set forth in SECTION 2.06(F); provided, THAT, with respect to the proceeds of any sale or sales of the Servicing Rights or Servicing Reimbursement Rights by any Borrower, the proceeds thereof shall be applied in accordance with SECTION 2.06(E) hereof and
(D) following payment in full of the Greenwich Pre-Petition Loan Agreement, funds on deposit in the 2003-2 Collection Account shall be applied FIRST to cure any Borrowing Base Deficiency with respect to Tranche E Advances and SECOND to cure any other Borrowing Base Deficiency. Notwithstanding the forgoing, to the extent that the Tranche A Borrowing Base exceeds the outstanding Tranche A Advances, the Tranche B Borrowing Base exceeds the outstanding Tranche B Advances and / or the Tranche C Borrowing Base exceeds the outstanding Tranche C Advances (such excess, a "BORROWING BASE SURPLUS"), then, to the extent that and for so long as such Borrowing Base Surplus exceeds the aggregate amount of the Borrowing Base Deficiency with respect to the Tranche A Facility, the Tranche B Facility and / or the Tranche C Facility, as applicable, then such deficiency with respect to the Tranche A Facility, the Tranche B Facility and/or the Tranche C Facility, as applicable, shall not be deemed to be a Borrowing Base Deficiency hereunder.

                (b) CASH SWEEP. Not later than the second Business Day following notice by the Agent (such notice to be provided no more than three times during any month), the Borrowers shall prepay the Advances, as determined by the Agent, in an amount equal to the aggregate amount of Unrestricted Cash and Cash Equivalents of the Borrowers in excess of $15,000,000; PROVIDED, THAT, such amounts shall not be applied to the prepayment of the Tranche D Advances or the Tranche E Advances unless there are no outstanding Tranche A Advances, Tranche B Advances or Tranche C Advances.

                (c) ASSET DISPOSITIONS. Immediately upon any Disposition (subject to compliance with SECTION 2.06(A), (E) and (F), other than any Permitted Disposition) by any Borrower, the Borrowers shall prepay the outstanding principal of the Advances, as determined by the Agent, together with accrued and unpaid interest thereon, in an amount equal to 100% of the Net Cash Proceeds received by any Borrower in connection with any such event.

                (d) PROCEEDS UP TO $75,000,000 RECEIVED IN RESPECT OF IOS. Upon each Payment Date with respect to Tranche C Advances, with respect to the first $75,000,000 in the aggregate of such proceeds and amounts, the proceeds received by the Borrowers in respect of the IOS, if any, together with any amounts on deposit in the IOS Account in respect of the IOS, shall prepay the Obligations and be allocated to the Borrowers in the following order of priority:

                (i) to the extent not paid pursuant to any other provision of this SECTION 2.06, to pay accrued and unpaid fees and expenses of the Agent and the Lenders;

                (ii) to pay accrued interest on the Tranche C Advances and the Tranche D Advances and, to the extent not paid pursuant to any other provision of this SECTION 2.06, accrued interest on the Tranche A Advances, the Tranche B Advances and the Tranche E Advances;

                (iii) to prepay outstanding Tranche C Advances in an amount equal to the greater of (A) the amount necessary to reduce the outstanding Tranche C Advances to the Tranche C Borrowing Base and (B) $3,000,000 (the parties expect that approximately $2,000,000 will be applied from the distributions on the IOS occurring on the 15th of each month and approximately $1,000,000 will be applied from the distributions on the IOS occurring on the 25th of each month);

                (iv) to pay outstanding Clearwing Indemnification Expense Liabilities in an aggregate amount during any month not to exceed the Clearwing Current-Pay Expense Cap for such month;

                (v) to the Borrowers, an amount equal to (A) the IOS cash flow set forth in the Budget to be used for working capital for such month PLUS (B) such amounts expended by the Borrowers, consistent with past practices and approved by the Agent, to repurchase loans or REO (as defined in the Custodial Agreement) from the Securitization Trusts or for other loss mitigation activities (such as forbearances or deferrals) to allow such trusts to release cash to the IOS holder LESS (C) any amounts paid under CLAUSE (IV) of this SECTION 2.06(D) during such month;

                (vi) to the extent necessary, to prepay Tranche C Advances to 55% of the Tranche C Borrowing Base value for the IOS; and

                (vii) all remaining cash proceeds shall be allocated (A) 55% to the Lenders to prepay FIRST, Tranche C Advances until the Tranche C Advances are paid in full, SECOND, Tranche A Advances and Tranche B Advances until the Tranche A Advances and Tranche B Advances are paid in full, and THIRD Tranche D Advances and Tranche E Advances, as determined by the Agent, and (B) 45% FIRST, to pay any outstanding Clearwing Indemnification Expense Liabilities, and SECOND, to the Borrowers for general corporate purposes in accordance with the Budget.

                (e) SALE OF SERVICING RIGHTS OR SERVICING REIMBURSEMENT RIGHTS. Immediately upon any sale or sales (any such date, a "SALE DATE") of the Servicing Rights or Servicing Reimbursement Rights by any Borrower, the proceeds shall be used by the Borrowers to prepay the outstanding principal of the Advances, together with accrued and unpaid interest thereon, and be allocated to the Borrowers in the following order of priority:

                (i) to pay any outstanding fees or expenses of the Specified Monolines (other than Radian Asset Assurance Inc.) in an aggregate amount not to exceed $1,000,000 for all such payments under this Section 2.06(e)(i);

                (ii) to pay any fees or expenses of the Agent or the Lenders then due and payable hereunder;

                (iii)   to cure any Borrowing Base Deficiency;

                (iv) to prepay the Tranche D Advances until the Tranche D Advances are paid in full;

                (v) to prepay the Tranche C Advances in an amount equal to $2,000,000;

                (vi) to the Borrowers, $7,000,000 for general corporate purposes in accordance with the Budget;

                (vii) to prepay the Tranche C Advances in an amount equal to the amount paid pursuant to SECTION 2.06(E)(I);

                (viii) up to $2,000,000 in proceeds shall be applied 50% to prepay the Tranche C Advances and 50% to the Borrowers for general corporate purposes in accordance with the Budget; and

                (ix) all remaining proceeds shall be applied 67% to prepay the Tranche C Advances and 33% to the Borrowers for general corporate purposes in accordance with the Budget.

                (f) SERVICING REIMBURSEMENT ACCOUNT. Upon each Payment Date with respect to Tranche D Advances, to the extent not subject to SECTION 2.06(E), the proceeds received by the Borrowers in respect of the Servicing Reimbursement Rights, if any, together with any amounts on deposit in the Servicing Reimbursement Account shall prepay the Obligations and be allocated to the Borrowers in the following order of priority:

                (i) to pay any fees or expenses of the Agent or the Lenders then due and payable hereunder;

                (ii)    to pay accrued interest on the Tranche E Advances;

                (iii)   to cure any Borrowing Base Deficiency; and

                (iv) all remaining amounts shall be provided to the Borrowers to be used in accordance with the Budget.

                (g) TRANCHE E PREPAYMENTS. After payment in full of the Greenwich Pre-Petition Loan Agreement, immediately upon receipt of proceeds of Collateral included in the Tranche E Borrowing Base, the Borrowers shall prepay the Tranche E Advances in an amount equal to such proceeds. Subject to compliance with SECTION 2.06(A), any proceeds of Collateral included in the Tranche E Borrowing Base after payment in full of the Tranche E Advances shall be remitted to the Borrowers for general corporate purposes.

                (h) PROCEEDS IN EXCESS OF $75,000,000 RECEIVED IN RESPECT OF IOS. Upon each Payment Date with respect to Tranche C Advances occurring after an aggregate of $75,000,000 of proceeds in respect of the IOS and amounts on deposit in the IOS Account in respect of the IOS have been applied in accordance with SECTION 2.06(D), the Borrowers shall prepay the Obligations and make the other fundings described below in the following order of priority:

                (i) to the extent not paid pursuant to any other provision of this SECTION 2.06, to pay accrued and unpaid fees and expenses of the Agent and the Lenders;

                (ii) to the extent not paid pursuant to any other provision of this SECTION 2.06, FIRST to pay accrued interest on the Tranche C Advances, the Tranche D Advances and the Tranche E Advances and SECOND to pay accrued interest on the Tranche A Advances and the Tranche B Advances;

                (iii) to prepay outstanding Tranche E Advances until paid in full, with a corresponding permanent reduction in the Tranche E Sublimit;

                (iv) to prepay outstanding Tranche D Advances until paid in full, with a corresponding permanent reduction in the Tranche D Sublimit;

                (v) to prepay outstanding Tranche C Advances until paid in full, with a corresponding permanent reduction in the Tranche C Sublimit;

                (vi) an amount equal to $3,000,000, to be held by the Agent as cash collateral to secure the Obligations;

                (vii) to pay outstanding Clearwing Indemnification Expense Liabilities in an aggregate amount during any month not to exceed the Clearwing Current-Pay Expense Cap for such month; and

                (viii) the remainder to fund in accordance with the Orders an escrow account to which the Liens of the Agent and the Collateralized Sub-debt Trustees (as defined in the Orders) shall attach.

                2.07    OPTIONAL PREPAYMENTS.

                (a) The Advances are prepayable without premium or penalty, in whole or in part on each Payment Date. The Advances are prepayable at any other time, in whole or in part, in accordance herewith and subject to clause
(b) below. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement to the extent permitted under SECTION 2.01(F). If the Borrowers intend to prepay an Advance in whole or in part from any source other than as required under SECTION 2.06, the Administrative Borrower shall give two (2) Business Days' prior written notice thereof to the Lenders. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments shall be in an aggregate principal amount of at least $100,000.

                (b) If the Borrowers make a prepayment of the Advances on any day which is not a Payment Date, the Borrowers shall indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless from any actual loss or expense which the Agent or such Lender may sustain or incur arising from (a) the re-employment of funds obtained by the Agent or any Lender to maintain the Advances hereunder or from (b) fees payable to terminate the deposits from which such funds were obtained, in either case, which actual loss or expense shall be equal to an amount equal to the excess, as reasonably determined by the Agent or such Lender, of (i) its cost of obtaining funds for such Advances for the period from the date of such payment through the following Payment Date over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds not utilized by reason of such payment for such period. This SECTION 2.07 shall survive termination of this Loan Agreement and payment of the Advances.

                (c) This Loan Agreement may be terminated by the Borrowers at any time upon payment in full in cash of all Obligations, including all payments required to be made under SECTIONS 2.05, 3.06 and 3.07 of this Loan Agreement.

                2.08    REQUIREMENTS OF LAW.

                (a) If any Requirement of Law (other than with respect to any amendment made after the Closing Date to the Agent's or any Lender's certificate of incorporation and by-laws or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by the Agent or any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                (i) shall subject any Lender-Related Party to any tax of any kind whatsoever with respect to this Loan Agreement or any Advance made by it (excluding net income taxes) or change the basis of taxation of payments to any Lender-Related Party in respect thereof;

                (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory advance or similar requirement against assets held by deposits or other liabilities in or for the account of Advances or other extensions of credit by, or any other acquisition of funds by any office of any Lender-Related Party which is not otherwise included in the determination of the LIBO Base Rate hereunder; or

                (iii) shall impose on any Lender-Related Party any other condition;

and the result of any of the foregoing is to increase the cost to the Agent or any Lender, by an amount which the Agent or such Lender deems to be material, of making, continuing or maintaining any Advance or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrowers shall promptly pay the Agent or such Lender such additional amount or amounts as will compensate the Agent or such Lender, on an after-Tax basis, for such increased cost or reduced amount receivable thereafter incurred.

                (b) If the Agent or any Lender shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made after the Closing Date to the Agent's or any Lender's certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by any Lender-Related Party or any corporation controlling any Lender-Related Party with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such corporation's or any Lender-Related Party's capital as a consequence of any obligations hereunder to a level below that which such corporation or any Lender-Related Party (taking into consideration such corporation's or any Lender-Related Party's policies with respect to capital adequacy) by an amount deemed by the Agent or such Lender to be material, then from time to time, the Borrowers shall promptly pay to the Agent or such Lender such additional amount or amounts as will thereafter compensate the Agent or such Lender for such reduction.

                (c) If the Agent or any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Administrative Borrower of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by the Agent or such Lender to the Administrative Borrower shall be conclusive in the absence of manifest error.

                2.09    PURPOSE OF ADVANCES.

                Each Advance shall be used in accordance with SECTION 7.15.

                SECTION 3. PAYMENTS; COMPUTATIONS; TAXES.

                3.01 PAYMENTS. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrowers under this Loan Agreement, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the IOS Account, the Mortgage Collection Account, the Servicing Reimbursement Account or the 2003-2 Collection Account, as applicable, not later than 12:00 noon, eastern time, on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Each Borrower acknowledges that it has no rights of any kind with respect to the foregoing accounts (including, without limitation, any right of withdrawal therefrom); PROVIDED, THAT, absent a Default or Event of Default, the Agent shall release to the Borrowers all funds not otherwise required to be applied to the Obligations.

                3.02    SHARING OF PAYMENTS, ETC. Except as provided in SECTION
2.08 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation (other than Loan Sale Obligations) in excess of its Pro Rata Share on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this
SECTION 3.02 may, to the fullest extent permitted by law, exercise all its rights (including the Lender's right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

                3.03    APPORTIONMENT OF PAYMENTS.

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

                (a) All payments of principal and interest in respect of outstanding Advances, all payments of fees (other than the fees set forth in SECTION 3.07(C) hereof) and all other payments in respect of any other Obligations, shall be allocated by the Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of the Advances as designated by the Person making payment when the payment is made. The Agent will promptly distribute any such payment to each Lender, as appropriate, within one (1) Business Day of receipt. So long as no Event of Default shall have occurred and be continuing, the Agent shall, subject to the provisions of this Agreement, apply all payments in respect of any Obligations and all proceeds of the Collateral as follows:

                (i) with respect to payments of Tranche A Advances and Tranche B Advances, FIRST, to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agent, as Agent, until paid in full; SECOND, to pay the Obligations in respect of any fees, expense reimbursements and indemnities then due to the Lenders until paid in full; THIRD, to pay any fees and expenses then due to the Custodian until paid in full; FOURTH, to pay any fees and expenses then due to the Servicer until paid in full; FIFTH, ratably to pay interest due in respect of the Tranche A Advances and Tranche B Advances until paid in full; and SIXTH, ratably to pay principal of the Tranche A Advances and Tranche B Advances until paid in full;

                (ii) with respect to payments of Tranche C Advances and Tranche D Advances, as set forth in SECTION 2.06; and

                (iii) with respect to Tranche E Advances, as set forth in the Greenwich Pre-Petition Servicing Agreement.

                (b) After the occurrence and during the continuance of an Event of Default or on the Termination Date, the Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement (including, without limitation, SECTION 4.01(K) hereof) (i) FIRST, to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agent, as Agent, until paid in full; (ii) SECOND, to pay the Obligations in respect of any fees, expense reimbursements and indemnities then due to the Lenders until paid in full; (iii) THIRD, to pay interest due in respect of the Advances and Agent Advances, as determined by the Agent, until paid in full; (iv) FOURTH, to pay principal of the Advances and Agent Advances, as determined by the Agent, until paid in full;
(v) FIFTH, to the ratable payment of all other Obligations (other than, Clearwing Deferred Payoff Obligations, Patriot Deferred Payoff Obligations and Clearwing Indemnification Liabilities) then due and payable, (vi) SIXTH, to pay all Clearwing Deferred Payoff Obligations and Patriot Deferred Payoff Obligations then owing, pro rata in accordance with the respective amounts of the Clearwing Deferred Payoff Obligations and Patriot Deferred Payoff Obligations and (vii) SEVENTH, to pay all Clearwing Indemnification Liabilities then due and payable, as certified by Clearwing to the Agent (the Borrowers hereby acknowledge, without waiving any of the Borrowers' rights against Clearwing, that the Agent may conclusively rely on such certification).

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

                3.04 COMPUTATIONS. Interest on the Advances shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

                3.05    JOINT AND SEVERAL LIABILITY OF BORROWERS.

                (a) Notwithstanding anything in this Loan Agreement or any other Loan Document to the contrary, each of the Borrowers hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Agent and the Lenders under this Loan Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of the other Borrowers to accept joint and several liability for the Obligations. Each of the Borrowers, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this SECTION 3.05), it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them. If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Obligation. Subject to the terms and conditions hereof, the Obligations of each of the Borrowers under the provisions of this SECTION 3.05 constitute the absolute and unconditional, full recourse Obligations of each of the Borrowers enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever.

                (b) The provisions of this SECTION 3.05 are made for the benefit of the Agent, the Lenders and their successors and assigns, and may be enforced by them from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agent, the Lenders or such successors or assigns first to marshal any of its or their claims or to exercise any of its or their rights against any of the other Borrowers or to exhaust any remedies available to it or them against any of the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this SECTION 3.05 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied.

                (c) Each of the Borrowers hereby agrees that it will not enforce any of its rights of contribution or subrogation against the other Borrowers with respect to any liability incurred by it hereunder or under any of the other Loan Documents, any payments made by it to the Agent or the Lenders with respect to any of the Obligations or any Collateral until such time as all of the Obligations have been paid in full in cash. Any claim which any Borrower may have against any other Borrower with respect to any payments to the Agent or the Lenders hereunder or under any other Loan Documents are hereby expressly made subordinate and junior in right of payment, without limitation as to any increases in the Obligations arising hereunder or thereunder, to the prior payment in full in cash of the Obligations.

                3.06    U.S. TAXES.

                (a) Except as required by applicable law, any and all payments by or on account of any Obligation of the Borrowers hereunder shall be made free and clear of and without deduction for any Taxes; provided, however, that if any deduction of Indemnified Taxes shall be required, then (i) the Borrowers shall increase the sum payable so that after all required deductions (including deductions applicable to additional sums payable under this SECTION 3.06) the Agent, the Lenders and each of their respective Tax Related Persons receives and retains (after withholding and payment of all Taxes, including income Taxes) an amount equal to the sum it would have received and retained had no such deductions been made, (ii) the Borrowers or the Agent shall make such deductions and (iii) the Borrowers or the Agent shall pay the full amount deducted to the relevant Governmental Authorities in accordance with applicable law.

                (b) In addition, each Borrower shall pay all Other Taxes to the relevant Governmental Authorities in accordance with applicable law.

                (c) Each Borrower shall indemnify the Agent and each Lender (including for these purposes a Participant), within ten days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid or incurred by the Agent or such Lender or their respective Tax Related Persons, as the case may be, relating to, arising out of, or in connection with, this Loan Agreement, the Note, any other Loan Document or any payment or transaction contemplated hereby or thereby, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. Such indemnification shall be made on an after-Tax basis, such that after all required deductions and payments of all Taxes (including deductions applicable to amounts payable under this SECTION
3.06 and income Taxes) and payment of all reasonable expenses, the Agent, the Lenders and each of their respective Tax Related Persons receives and retains an amount equal to the sum it would have received and retained had it not paid or incurred or been subject to such Indemnified Taxes or Other Taxes. The written demand shall include a certificate setting forth the amount of such Indemnified Taxes and/or Other Taxes. Such certificate shall be conclusive, absent manifest error. For purposes of this SECTION 3.06 and any provision of any Loan Document requiring payment by the Borrowers on an after-Tax basis, the indemnitee or recipient of such payment (or its Tax Related Persons, as applicable) shall be conclusively presumed to be subject to current income taxation at the highest marginal rate applicable to persons of the indemnitee's classification (e.g., individual, corporation or trust).

                (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Authority, such Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment or other evidence of such payment reasonably satisfactory to the Agent.

                (e) To the extent legally entitled to do so, the Agent and each Lender shall furnish to the Administrative Borrower and Agent (as applicable) Internal Revenue Service Forms W-8BEN, W-8ECI, W-8IMY or W-9 to the extent necessary to obtain a reduction of or exemption from withholding taxes imposed by the United States of America with respect to payments made by the Borrowers or the Agent under any Loan Document. Each Lender and the Agent shall provide such forms prior to the first interest payment date after becoming a party to

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

this Agreement and when reasonably and timely requested by the Administrative Borrower or the Agent (as applicable). "United States persons" (within the meaning of Code section 7701(a)(30)) that are "exempt recipients" (within the meaning of Treasury Regulations section 1.6049-4(c)(1)(ii) (without regard to the second sentence thereof)) shall not be required to furnish an Internal Revenue Service Form W-9, except to the extent required under Treasury Regulations section 1.1441-1(d)(4) (if applicable). None of the Agent, any Lender or any Tax Related Person shall be required to make available any information that it deems confidential to the Borrowers or to any other Person.

                3.07 FEES. The Borrowers shall pay to the Agent the following fees and charges, which fees and charges shall be non-refundable when paid (irrespective of whether this Agreement is terminated thereafter):

                (a) FACILITY FEE. The Borrowers shall pay to the Agent for the account of the Lenders a facility fee (the "FACILITY FEE") equal to (x) if the Obligations (other than Clearwing Deferred Payoff Obligations, Patriot Deferred Payoff Obligations and Clearwing Indemnification Liabilities) are paid in full by September 30, 2005 and no Event of Default has occurred prior to such date, $15,000,000 and (y) in all other cases, $17,500,000, which Facility Fee will be earned and payable as follows:

                (i) upon entry of the Interim Order by the Bankruptcy Court, the Facility Fee then earned shall be an amount equal to $6,300,000 (the "INTERIM FEE AMOUNT") of which (A) $2,450,000 shall be payable upon entry of the Interim Order and (B) if the Final Order is not entered by March 9, 2005, the remaining unpaid amount of the Interim Fee Amount shall be paid on the Termination Date; and

                (ii) upon entry of the Final Order by the Bankruptcy Court, the entire amount of the Facility Fee shall be fully earned and, to the extent not previously paid pursuant to clause (i) of this SECTION 3.07(A), shall be payable as follows:

                (1) on each Payment Date with respect to Tranche D Advances beginning March 4, 2005 (each a "WEEKLY FEE PAYMENT DATE"), an amount equal to (x) $500,000 DIVIDED BY (y) the number of Payment Dates with respect to Tranche D Advances in such month (each a "WEEKLY FACILITY FEE PAYMENT"); PROVIDED, THAT the Borrowers shall be permitted to defer payment of up to two Weekly Facility Fee Payments so long as each such deferred Weekly Facility Fee Payment is paid by the earlier of (A) 60 days after the Weekly Fee Payment Date on which such deferred Weekly Fee Payment was originally due and (B) the Termination Date; and

                (2) on the earlier of (A) the Termination Date and (B) December 30, 2005, the remaining unpaid amount of the Facility Fee LESS (x) $300,000 (representing a partial credit for the Repurchase Fee), (y) the unused portion of the Retainer (as defined in that certain letter agreement, dated as of January 14, 2005, between ABFS and Greenwich) and (z) the CIT Credit.

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

                All Lenders may in their discretion with 30 days notice to the Borrowers increase Tranche C Advances to pay to all Lenders any due and unpaid portion of the Facility Fee, however, such Tranche C Advances (w) shall, to the extent outstanding on September 30, 2005, accrue interest at the Applicable Margin for Tranche A Advances from and after the later of (A) September 30, 2005 and (B) the date on which such Tranche C Advances were made or deemed made, (x) shall be deemed to be the last Tranche C Advances repaid, (y) shall not be considered Tranche C Advances for purposes of determining compliance with the Tranche C Borrowing Base or Tranche C Sublimit, but (z) shall be considered Tranche C Advances for purposes of determining compliance with the Maximum Credit and the calculation of Availability.

                (b) NON-USAGE FEE. For the account of the Lenders, on each Monthly Fee Payment Date beginning June 1, 2005 and on the Termination Date, the Agent shall determine the average daily utilization by the Borrowers during the preceding calendar month period (or, with respect to the Termination Date, during the period from the date through which the last non-usage fee calculation has been made to the Termination Date) by dividing (a) the sum of the Advances outstanding as of the close of business on each day during such period, by (b) the number of days in such period. If such average amount determined for any period as a percentage of the Maximum Credit (the "UTILIZATION PERCENTAGE") is less than 100%, the Borrowers shall pay to the Agent for the account of the Lenders on such Monthly Fee Payment Date or Termination Date, a non-utilization fee equal to the product of (i) 0.50% per annum, TIMES (ii) the Maximum Credit, TIMES (iii) 1 minus the Utilization Percentage (the "NON-USAGE FEE"). All payments shall be made to the Agent in Dollars, in immediately available funds, without deduction, setoff or counterclaim. The Agent may, in its sole discretion, net such Non-Usage Fee from the proceeds of any Advance made to the Borrowers hereunder if not previously paid by the Borrowers and shall reflect any such netting in a notice to the Borrowers.

                (c) MONITORING FEES. On each Monthly Fee Payment Date and the Termination Date, the Borrowers shall pay to the Agent a monitoring fee in an amount equal to $20,000 per month.

                (d) AUDIT, APPRAISAL, AND VALUATION CHARGES. Audit, appraisal, and valuation fees and charges for each financial audit of any Borrower or the Collateral, expenses incurred by any Lender-Related Party for the establishment of electronic collateral reporting systems, to appraise the Collateral, or any portion thereof, or to monitor or assess the performance of any Borrower under any of the Loan Documents.

                SECTION 4. COLLATERAL SECURITY AND ADMINISTRATIVE PRIORITY.

                4.01    COLLATERAL; SECURITY INTEREST.

                (a) Pursuant to the Custodial Agreement, the Custodian shall hold the Mortgage File and all the Mortgage Loan Documents as exclusive bailee and agent for the Agent, for the benefit of the Secured Parties, pursuant to the terms of the Custodial Agreement.

                (b) Pursuant to and as provided in the Orders, as security for the full and timely payment and performance of all of the Obligations, each Borrower hereby as of the

Closing Date assigns, pledges, transfers and grants to the Agent, for the benefit of the Secured Parties, pursuant to Section 364 of the Bankruptcy Code, a perfected security interest in and to and Lien on all of its right, title and interest in, to and under all the Collateral, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the payment of the Obligations. Each Borrower agrees to mark its computer records and tapes to evidence the security interests granted to the Agent, for the benefit of the Secured Parties, hereunder.

                (c) Each Borrower agrees to direct and to cause the Servicer, each Approved Mortgage Originator and each other Affiliate of any Borrower to direct all Mortgagors to remit all payments in respect of the Collateral to Control Accounts.

                (d) Upon entry of the Interim Order (and the Final Order, as applicable) and pursuant to its terms, the Lien and security interest in favor of the Agent referred to in SECTION 4.01(B) hereof shall be a valid, binding, enforceable and perfected Lien and security interest in favor of the Agent in the Collateral, prior to all other Liens and security interests in the Collateral (including, without limitation, the Lien securing the obligations under the Collateralized Sub-debt Indentures) except for Liens existing on the Effective Date securing the Senior Claims set forth on SCHEDULE F. Subject to
SECTION 4.01(K), the Lien in favor of the Agent on the IOS shall be at all times a valid, binding, enforceable and perfected first-priority Lien. Such Liens and security interests and their priority shall remain in effect until the Commitments have been terminated and all Obligations have been repaid in cash in full.

                (e) Notwithstanding anything herein to the contrary (i) all Proceeds received by the Agent and the Lenders from the Collateral subject to the Liens granted by the Borrowers in this SECTION 4.01 and in each other Loan Document and by the Interim Order (and the Final Order, as applicable) following an Event of Default shall be subject to the prior payment of the Carve-Out having priority over the Obligations to the extent set forth in the definition thereof, (ii) no Person entitled to the Carve-Out shall be entitled, as a result of being entitled to such Carve-Out, to sell or otherwise dispose, or seek or object to the sale or other disposition, of any Collateral, and (iii) the liens, claims and administrative expense claim status of the Obligations granted in the Interim Order (and the Final Order, as applicable) and described in SECTION 4.02 of this Loan Agreement shall not apply to any Avoidance Actions.

                (f) In the event that any Collateral is evidenced by or consists of Negotiable Collateral, certificated securities or other instruments and if and to the extent that perfection or priority of the Agent's security interest is dependent on or enhanced by possession, the applicable Borrower, immediately upon the request of the Agent, shall endorse and deliver physical possession of such Negotiable Collateral, certificated securities or other instruments to the Agent.

                (g) At any time after the occurrence and during the continuation of an Event of Default, Agent or Agent's designee may (a) subject to SECTION 9(A) hereof, notify Account Debtors that the Accounts, Chattel Paper, or General Intangibles and any other payment intangibles have been assigned to Agent or that Agent has a security interest therein, (b) collect the Accounts, Chattel Paper, or General Intangibles or other payment intangibles directly and charge the collection costs and expenses to the Loan Account, or (c) exercise Control over all

Control Accounts (including the Collection Account, the IOS Account and the Mortgage Collection Account) or, should no Control Agreement be in place, require that the Borrowers act as directed pursuant to SECTION 4.01(I)(VI) herein. Subject to the limitations set forth in the Order (including, without limitation, paragraphs d.i, d.ii and d.iii, paragraph XIII, paragraphs 17.a.v through 17.a.vii and paragraphs 51.b and 51.c of the Interim Order), each Borrower agrees that it will hold in trust for the Lenders, as the Lenders' trustee, any additional bank deposits that it receives and immediately will deliver said additional bank deposits to Agent as received by the applicable Borrower.

                (h) Each Borrower authorizes Agent to file, transmit, or communicate, as applicable, mortgages, UCC financing statements, Intellectual Property financing statements, original financing statements in lieu of continuation statements, continuation statements and amendments in order to perfect Agent's Liens on the Collateral without such Borrower's signature to the extent permitted by applicable law. Notwithstanding the foregoing, at any time upon the request of Agent, Borrowers shall execute and deliver to Agent, any and all mortgages, UCC financing statements, Intellectual Property financing statements, original financing statements in lieu of continuation statements, continuation statements and amendments, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "ADDITIONAL DOCUMENTS") upon which any Borrower's signature may be required and that Agent may request in its discretion, in form and substance satisfactory to Agent, to perfect and continue perfected or better perfect Agent's Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect Liens in favor of Agent in any Real Property acquired after the Effective Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, each Borrower authorizes Agent to execute any such Additional Documents in the applicable Borrower's name and authorize Agent to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Agent shall require, Borrowers shall (a) provide Agent with a report of all new patent disclosures and inventions, patent applications, trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names and other source or business identifiers and Internet domain names, copyright applications and material copyrightable works, all forming a part of the Borrower's Intellectual Property acquired or generated by Borrowers during the prior period, (b) in each Borrower's commercially reasonable discretion, apply for registration or cause to be filed application for registration of such Borrower's Intellectual Property acquired or generated by Borrowers that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) with such appropriate filing office in a manner sufficient to impart constructive notice of Borrowers' ownership thereof, and (c) cause to be prepared, executed, and delivered to Agent supplemental schedules to the applicable Loan Documents to identify such Borrower Intellectual Property as being subject to the security interests created thereunder. In addition, Borrowers agree that, upon acquiring any interest in a Commercial Tort Claim, such Borrower shall, in writing, describe the details of such claim and assign an interest thereto to Agent, and upon acquiring any Chattel Paper after the date hereof (electronic, tangible or otherwise), such Borrower shall assign to Agent a security interest in such Chattel Paper, or if applicable, deliver such Chattel Paper to Agent as Collateral hereunder.

                (i) Each Borrower hereby irrevocably makes, constitutes, and appoints Agent (and any of Agent's officers, employees, or agents designated by Agent) as such Borrower's true and lawful attorney, with power to (i) if such Borrower refuses to, or fails timely to execute and deliver any of the documents described in SECTION 4.01(H), sign the name of such Borrower on any of the documents described in SECTION 4.01(H), (ii) at any time that an Event of Default has occurred and is continuing, sign such Borrower's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors, (iii) send requests for verification of Accounts,
(iv) endorse such Borrower's name on any deposit item that may come into the possession of the Lenders, (v) subject to SECTION 9(A) hereof, at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Borrower's policies of insurance and make all determinations and decisions with respect to such policies of insurance, (vi) act in all respects as owner of the Control Accounts and direct (or require the Borrowers' authorized signatories to so direct) the Control Account Party to act in accordance with the terms hereof, and (vii) subject to SECTION 9(A) hereof, at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, Chattel Paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Agent determines to be reasonable, and Agent may cause to be executed and delivered any documents and releases that Agent determines to be necessary. The appointment of Agent as each Borrower's attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and the Lenders' obligations to extend credit hereunder are terminated.

                (j) Each Borrower agrees that it will not transfer assets out of any Securities Accounts other than as permitted under SECTION 7.17 and, if to another Securities Intermediary, unless each of the applicable Borrower, Agent, and the substitute Securities Intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any Securities Accounts or other Investment Property shall be modified by Borrowers without the prior written consent of Agent. Upon the occurrence and during the continuance of a Default or Event of Default, Agent may notify any Securities Intermediary to liquidate the applicable Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Agent for the account of the Lenders.

                (k) Notwithstanding anything to the contrary in this Loan Agreement, upon the occurrence and during the continuance of an Event of Default and the Agent's and the Lenders' exercise of remedies hereunder and subject to the terms of the Orders, the Agent and the Lenders may apply the net proceeds of the Collateralized Sub-debt Shared Collateral to repayment of the Obligations in an amount not to exceed the Allocated Amount at such time, with the remaining net proceeds applied to the obligations under the Collateralized Sub-debt Indentures or to whomsoever shall be entitled thereto; PROVIDED, HOWEVER, THAT the Lien of the Agent on the Collateralized Sub-debt Shared Collateral shall at all times be a first-priority perfected Lien and shall not at any time be limited to securing Obligations in an amount less than the Allocated Amount MINUS any net proceeds of the Collateralized Sub-debt Shared Collateral applied to repayment of the Obligations upon the exercise of remedies hereunder following the occurrence of an Event of Default.

                4.02 ADMINISTRATIVE PRIORITY. Pursuant to Section 364(c)(1) of the Bankruptcy Code and as provided for in the Orders, each of the Borrowers agrees that all Obligations of the

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Borrowers under this Agreement shall constitute allowed administrative expenses in the Chapter 11 Cases having priority over all administrative expenses of and unsecured claims against the Borrowers now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to the Carve-Out having priority over the Obligations to the extent set forth in the definition of the Carve-Out; PROVIDED, HOWEVER, that this administrative priority shall not include an administrative priority claim with respect to any Avoidance Actions.

                4.03 GRANTS, RIGHTS AND REMEDIES. The Lien and security interest granted pursuant to SECTION 4.01(A) and (B) hereof and administrative priority granted pursuant to SECTION 4.02 hereof are independently granted by this Loan Agreement and by the other Loan Documents hereafter entered into. This Loan Agreement, the Orders and such other Loan Documents supplement each other, and the grants, priorities, rights and remedies of the Agent and the Lenders hereunder and thereunder are cumulative.

                4.04 NO FILINGS REQUIRED. Notwithstanding Section 4.01(H) hereof, the Liens and security interests referred to in Section 4.01(A) and (B) hereof and in the Loan Documents shall be deemed valid and perfected by entry of the Interim Order and entry of the Interim Order shall have occurred on or before the date of the initial Advances. The Agent shall not be required to file any financing statements, mortgages, notices of Lien or similar instruments in any jurisdiction or filing office or to take any other action in order to validate or perfect the Lien and security interest granted by or pursuant to this Loan Agreement, the Orders or any other Loan Document.

                4.05 SURVIVAL. The Liens, lien priority, administrative priorities and other rights and remedies granted to the Agent and the Lenders pursuant to this Loan Agreement, the Orders and the other Loan Documents (specifically including, but not limited to, the existence, perfection and priority of the Liens and security interests provided herein and therein, and the administrative priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by any Borrower (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of any of the Chapter 11 Cases, or by any other act or omission whatever. Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

                (a) except for the Carve-Out having priority over the Obligations to the extent set forth in the definition thereof, no costs or expenses of administration which have been or may be incurred in the Chapter 11 Cases or any conversion of the same or in any other proceedings related thereto, and, except as set forth in SECTION 4.01(K), no priority claims, including, without limitation, claims and charges under Section 506(c) of the Bankruptcy Code, are or will be prior to or on a parity with any claim of any Lender against the Borrowers in respect of any Obligation;

                (b) the Liens in favor of the Agent and the Secured Parties set forth in SECTION 4.01(A) and (B) hereof shall constitute valid and perfected Liens and security interests, subject (in the case of the Liens granted under SECTION 4.01(B) hereof) only to Liens existing on the

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Effective Date securing the Senior Claims set forth on SCHEDULE F, and shall be prior to all other Liens and security interests, now existing or hereafter arising, in favor of any other creditor or any other Person whatsoever; and

                (c) the Liens in favor of the Agent and the Secured Parties set forth herein and in the Loan Documents shall continue to be valid and perfected without the necessity that the Agent file financing statements, mortgages or otherwise perfect its Lien under applicable nonbankruptcy law.

                4.06    CHANGES IN LOCATIONS, NAME, ETC. Each Borrower shall not
(i) change the location of its chief place of business from that specified in
SECTION 6 hereof, (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral, or (iii) reincorporate or reorganize under the laws of another jurisdiction unless it shall have given the Lender at least 15 days prior written notice thereof and shall have delivered to the Lender within 10 Business Days thereafter all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed reasonably necessary by the Lender to obtain or continue a perfected first priority interest in the Collateral.

                4.07    AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                (a) Each Borrower hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, each Borrower hereby gives the Agent the power and right, on behalf of such Borrower, without assent by, but with notice to, such Borrower, if and only if an Event of Default shall have occurred and be continuing and, to the extent applicable, subject to
SECTION 9(A) hereof, to do the following:

                (i) in the name of such Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

                (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

                (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of

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

        and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
        (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral;
        (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against any Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause
        (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Borrowers' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as the Borrowers might do.

Each Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                (b) Each Borrower also authorizes the Agent, at any time and from time to time, to execute, in connection with the sale provided for in
SECTION 4.10 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                (c) The powers conferred on the Agent are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Agent nor any of its officers, directors, or employees shall be responsible to the Borrowers for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

                4.08 PERFORMANCE BY THE AGENT OF BORROWER'S OBLIGATIONS. If any Borrower fails to perform or comply with any of its material agreements contained in the Loan Documents within the required time periods, the Agent may itself perform or comply, or otherwise cause performance or compliance, with such agreement, and the reasonable out-of-pocket expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrowers to the Agent on demand and shall constitute Obligations.

                4.09 PROCEEDS. If an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by the Borrowers shall be held by the Borrowers in trust for the Agent and the Secured Parties, segregated from other funds of the Borrowers, and shall forthwith upon receipt by the Borrowers be turned over to the Agent in the exact form received by the Borrowers (duly endorsed by the Borrowers to the Agent, if required) and (b) subject to SECTION 4.01(K), any and all such proceeds received by the Agent will be applied by the Agent against the Obligations (whether matured or unmatured) as set forth in SECTION 3.03(B). Any

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

balance of such proceeds remaining after the Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be promptly paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

                4.10 REMEDIES. If an Event of Default shall occur and be continuing and to the extent such Mortgage Loans are not subject to SECTION
11.26 hereof, the Agent may, at its option, enter into one or more Interest Rate Protection Agreements (which are not inconsistent with interest rate protection agreements entered into by the Agent, any Lender or any of their respective Affiliates regarding mortgage loans held for its own account) covering all or a portion of the Mortgage Loans pledged to the Agent and the Secured Parties hereunder, and the Borrowers shall be responsible for all damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against the Agent relating to or arising out of such Interest Rate Protection Agreements; including without limitation any losses resulting from such Interest Rate Protection Agreements. If an Event of Default shall occur and be continuing, the Agent may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations and, to the extent applicable, subject to SECTION 9(A) hereof, all rights and remedies of a secured party under the Uniform Commercial Code, at law and in equity. Without limiting the generality of the foregoing but subject to the provisions of the Orders, the Agent without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrowers or any other Person (all and each of which demands, defenses, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions and at prices that are consistent with a recognized market for similar collateral as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrowers, which right or equity is to the greatest extent permitted hereby waived or released. Each Borrower further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Borrowers' premises or elsewhere. Subject to SECTION 4.01(K), the Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, as set forth in SECTION 3.03(B), and only after such application and after the payment by the Agent of any other amount required or permitted by any provision of law, including, without limitation, SECTION 9-615(A)(3) of the Uniform Commercial Code, need the Agent account for the surplus, if

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any, to the Borrowers. To the extent permitted by applicable law, each Borrower waives all claims, damages and demands it may acquire against the Agent arising out of the exercise by the Agent of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Agent. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to SECTION 2.05(B) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements incurred by the Agent to collect such deficiency. Because the Borrowers recognize that it may not be possible to purchase or sell all of the Collateral on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Collateral may not be liquid, each Borrower agrees that liquidation of the Collateral does not require a public purchase or sale and that a good faith private purchase or sale shall be deemed to have been made in a commercially reasonable manner. Accordingly, subject to SECTION 4.01(K) and SECTION 9(A) hereof, the Agent may elect, in its sole discretion, the time and manner of liquidating any Collateral and nothing contained herein shall (A) obligate the Agent to liquidate any Collateral on the occurrence of an Event of Default or to liquidate all Collateral in the same manner or on the same Business Day or (B) constitute a waiver of any of the Agent's or any Secured Party's rights or remedies.

                4.11 LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Agent's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under SECTION 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrowers or otherwise.

                4.12 POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                4.13 RELEASE OF SECURITY INTEREST. Upon termination of this Loan Agreement and payment to the Agent and the Secured Parties of all Obligations in full in cash, including without limitation all amounts required to be paid pursuant to SECTIONS 2.04, 2.05, 3.06 and 3.07, and the performance of all Obligations under the Loan Documents, the Agent shall release the Secured Parties' security interest in any remaining Collateral. In accordance with the terms and conditions set forth in the Custodial Agreement and the Servicing Agreement, the Agent shall release Mortgage Loans that have been sold or securitized, so long as such sale or securitization does not, after giving effect to the application of the proceeds thereof, result in a Borrowing Base Deficiency. Notwithstanding anything in this Loan Agreement to the contrary, if any payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Affiliate of any Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for any Borrower, any Affiliate of any Borrower or any substantial part of their respective Property, or

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

otherwise, this Loan Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, until such payments have been made.

                SECTION 5. CONDITIONS PRECEDENT.

                5.01 CONDITIONS PRECEDENT TO INITIAL ADVANCE. The obligation of the Lenders to make the initial Advances (or otherwise to extend any credit provided for hereunder), is subject to the fulfillment, to the satisfaction of the Lenders, of each of the conditions precedent set forth below:

                (a) LOAN AGREEMENT. The Agent and the Lenders shall have received an executed copy of this Loan Agreement;

                (b) LOAN DOCUMENTS. The Agent and the Lenders shall have received executed copies of the following documents, each of which shall be satisfactory to the Agent and the Lenders in form and substance:

                (i)     Consent Letters,

                (ii)    Control Agreements,

                (iii)   Custodial Agreement,

                (iv)    the Participating Bank Letter Agreement,

                (v)     the Pledge Agreement,

                (vi)    the Security Agreement,

                (vii)   the Non-Debtor Pledge Agreement; and

                (viii)  the Servicing Agreement;

                (c) GOOD STANDING CERTIFICATES/ORGANIZATION DOCUMENTS. The Agent and the Lenders shall have received certified copies of good standing certificates and organizational documents for each of the Borrowers;

                (d) RESOLUTIONS. The Agent and the Lenders shall have received certified copies of resolutions authorizing the Borrowers to execute, deliver and perform the Loan Documents to which such Person is a signatory and each other document to be delivered by such Person from time to time in connection herewith (and the Lender may conclusively rely on such certificate until it receives notice in writing from such Person to the contrary);

                (e) LEGAL OPINIONS. The Agent and the Lenders shall have received the following legal opinions for their benefit: (i) an opinion of counsel to the Borrowers in form and substance satisfactory to the Agent and the Lenders, (ii) opinions regarding Mortgage Loans that are secured by Mortgaged Property located in New Jersey and Pennsylvania, and (iii) such other legal opinions as the Agent may reasonably request;

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

                (f) BUDGET. The Agent and the Lenders shall have received and approved the Budget;

                (g) TRANSFER OF IOS. (i) Each of the IOS (other than the Purchased Asset and the IOS pledged pursuant to the Non-Debtor Pledge Agreement) shall be transferred in accordance with and subject to the terms and conditions set forth in the applicable Consent Letter, free and clear of all Liens, other than subordinated Liens securing the Collateralized Sub-debt Indentures, from Trust 2003-1 or ABFS Warehouse Trust 2004-2, as applicable, to ABFS Consolidated, ABC, ABMS and HAC, as tenants in common, or to the Affiliate of the Borrowers described on SCHEDULE D and (ii) the Purchased Asset shall be (and, pursuant to this Loan Agreement, is hereby) transferred from Greenwich to ABC and shall be transferred, free and clear of all Liens other than subordinated Liens securing the Collateralized Sub-debt Indentures, from ABC to ABFS Consolidated, ABC, ABMS and HAC, as tenants in common in each case, pursuant to documentation satisfactory to the Lenders and accompanied by a legal opinion in form and substance satisfactory to the Lenders;

                (h) TRANSFER OF P CERTIFICATE. The P Certificate shall be transferred, free and clear of all Liens, from Clearwing to ABFS Consolidated, ABC, ABMS and HAC, as tenants in common, and from ABFS Consolidated, ABC, ABMS and HAC, as tenants in common, to the Agent, for the benefit of the Secured Parties, pursuant to documentation satisfactory to the Lenders and accompanied by a legal opinion in form and substance satisfactory to the Lenders;

                (i) RELEASE OF LIENS. The Agent and the Lenders shall have received releases or assignments to the Agent and the Lenders of all Liens on any asset of the Borrowers held by Patriot or Clearwing, each of which shall be satisfactory to the Agent and the Lenders in form and substance;

                (j) FILINGS, REGISTRATIONS, RECORDINGS. (i) The Borrowers shall have performed under the Custodial Agreement and taken such other action as the Agent shall have requested in order to perfect the security interests in favor of the Agent created pursuant to this Loan Agreement and the Orders; and
(ii) the Borrowers shall have properly prepared and executed (if necessary) for filing any documents (including, without limitation, financing statements) requested by the Agent to be filed, registered or recorded in order to further evidence the perfected, first-priority security interest in the Collateral created under this Loan Agreement and the Orders, subject to no Liens other than those created in favor of the Agent and the Lenders hereunder and under the Orders and other Liens permitted hereunder;

                (k) LIEN SEARCHES. The Lenders shall have received Uniform Commercial Code lien searches in such jurisdictions as shall be applicable to the Borrowers and the Collateral, the results of which shall be satisfactory to the Lenders;

                (l) FEES AND EXPENSES. The Agent and the Lenders shall have received all fees and expenses required to be paid by the Borrowers on or prior to the Closing Date under this Loan Agreement or any other Loan Document (and such fees and expenses may be netted out of any Advance made by the Lender hereunder);

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

                (m) FINANCIAL STATEMENTS. The Lender shall have received the audited consolidated financial statement of ABFS and its Subsidiaries for the period ended June 30, 2004, and the financial statements referenced in SECTION 7.01(A);

                (n) UNDERWRITING GUIDELINES. The Agent, the Lenders and the Borrowers shall have agreed to the Approved Underwriting Guidelines, and the Agent and the Lenders shall have received a copy thereof;

                (o) CONSENTS, LICENSES, APPROVALS, ETC. The Agent and the Lenders shall have received copies certified by the Borrowers of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrowers of, and the validity and enforceability of, the Loan Documents, which consents, licenses and approvals shall be in full force and effect;

                (p) INSURANCE. The Agent and the Lenders shall have received a certificate of insurance, together with the endorsements thereto, the form and substance of which shall be satisfactory to the Agent and the Lenders, and shall have received evidence in form and substance satisfactory to the Agent and the Lenders showing compliance by the Borrowers as of such initial Funding Date with
SECTION 7.24 (Maintenance of Property; Insurance) hereof;

                (q) MATERIAL CONTRACTS. The Agent and the Lenders (or in the case of the Mortgage Loans, the Custodian) shall have received copies of each Material Contract requested by them, together with a certificate of the Secretary of the Administrative Borrower certifying each such document as being a true, correct, and complete copy thereof;

                (r) NO MATERIAL ADVERSE CHANGE. Other than the filing of the Chapter 11 Cases, no Material Adverse Change shall have occurred;

                (s) NO MISREPRESENTATION. None of the Borrowers, the Agent or any Lender shall have become aware prior to the Closing Date of any information or other matter affecting (i) the Borrowers, any of their Affiliates or the Collateral, (ii) the assumptions relating to projected financial performance of the Mortgage Loans, (iii) the IOS listed on SCHEDULE D, or (iv) the transactions contemplated hereby, any of which in the Agent's or any Lender's judgment is inconsistent in a material and adverse manner with any information (including any matter relating to financial models and underlying assumptions relating to the projected financial performance of the Mortgage Loans or the IOS listed on SCHEDULE D) or other matter disclosed to the Agent and the Lenders prior to the Closing Date;

                (t) INTERIM ORDER. At the time of the making of the initial Advance, the Agent and the Lenders shall have received satisfactory evidence of the entry of the Interim Order which Interim Order (i) shall have been entered upon an application or motion of the Borrowers reasonably satisfactory in form and substance to the Agent, (ii) shall authorize (A)(x) Tranche A Advances and Tranche B Advances each in an aggregate amount not to exceed $50,000,000 and (y) on and after March 1, 2005, additional Tranche A Advances and Tranche B Advances each in an aggregate amount not to exceed $50,000,000, to the extent the Eligible Mortgage Loans and Wet-Ink Mortgage Loans funded by such Advances were originated and committed to be originated in accordance with SECTION 7.37 hereof, (B) Tranche C Advances and Tranche D

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

Advances in an aggregate amount collectively not to exceed $58,000,000 and (C) Tranche E Advances in an aggregate amount not to exceed the Tranche E Sublimit,
(iii) shall approve the payment by the Borrowers of all of the Fees referred to in SECTION 3.07, (iv) shall be in full force and effect, and (v) shall not have been vacated, stayed, reversed, modified or amended in any respect; and, if the Interim Order is the subject of a pending appeal in any respect, neither the making of such Advances nor the performance by the Borrowers any of their respective obligations hereunder or under the Loan Documents or under any other instrument or agreement referred to herein shall be the subject of a presently effective stay pending appeal;

                (u) FIRST DAY ORDERS. The Borrowers shall have delivered to the Agent and the Lenders copies of all of the "first day orders" entered by the Bankruptcy Court at the time of the commencement of the Chapter 11 Cases; and

                (v) OTHER DOCUMENTS. The Agent and each Lender shall have received such other documents as the Agent or such Lender or its respective counsel may reasonably request.

                5.02 CONDITIONS PRECEDENT TO INITIAL AND SUBSEQUENT ADVANCES. The obligation of the Lenders to make any Advances hereunder at any time (or to extend any other credit hereunder) shall be subject to the following conditions precedent:

                (a) no Default or Event of Default shall have occurred and be continuing;

                (b) both immediately prior to the making of such Advance and also after giving effect thereto and to the intended use thereof, the representations and warranties made by each Borrower in SECTION 6 hereof, and in each of the other Loan Documents, shall be true and complete on and as of the date of the making of such Advance in all material respects (in the case of the representations and warranties in SECTION 6.21 and SCHEDULE E, solely with respect to Mortgage Loans included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). At the request of the Agent, the Agent shall have received an officer's certificate signed by a Responsible Officer of each Borrower certifying as to the truth and accuracy of the above, which certificate shall specifically include a statement that each Borrower is in compliance with all governmental licenses and authorizations and is qualified to do business and in good standing in all required jurisdictions and except where the failure to qualify would not affect the validity or enforceability of any Mortgage Loan and otherwise would not have a Material Adverse Effect;

                (c) the aggregate outstanding principal amount of the Advances shall not exceed the Borrowing Base or the then applicable Maximum Credit;

                (d) after giving effect to such Advance, no Borrowing Base Deficiency exists;

                (e) (i) if such Advance is a Tranche A Advance, (A) after giving effect to such Advance, the outstanding principal amount of the Tranche A Advances shall not exceed the Tranche A Sublimit and (B) no Management Change shall have occurred, (ii) if such Advance is a Tranche B Advance, (x) after giving effect to such Advance, the outstanding principal amount of the Tranche B Advances shall not exceed the Tranche B Sublimit and (y) no Management Change shall have occurred, (iii) if such Advance is a Tranche C Advance, after giving effect to

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such Advance, the outstanding principal amount of the Tranche C Advances shall not exceed the Tranche C Sublimit, (iv) if such Advance is a Tranche D Advance, after giving effect to such Advance, (A) the outstanding principal amount of the Tranche D Advances shall not exceed the Tranche D Sublimit and (B) the outstanding principal amount of the Tranche C Advances shall equal the lesser of
(1) the Tranche C Borrowing Base and (2) the Tranche C Sublimit and (v) if such Advance is a Tranche E Advance, after giving effect to such Advance, the outstanding principal amount of the Tranche E Advances shall not exceed the Tranche E Sublimit;

                (f) the Borrowers shall have, after giving effect to such Advance (other than the initial Advances) and the use of the proceeds thereof and on a consolidated basis, an aggregate amount of unrestricted cash and Cash Equivalents not to exceed $15,000,000;

                (g) all right, title, and interest in the IOS listed on SCHEDULE D, together with all necessary instruments of transfer or assignment, duly endorsed in blank, shall have been delivered to the Agent or a custodian or bailee acceptable to the Agent pursuant to terms acceptable to the Agent;

                (h) the Agent and each Lender shall have received a Notice of Borrowing and, if applicable, Pledge, Mortgage Loan List and Mortgage Loan Data Transmission and all other documents required under SECTION 2.03;

                (i) if applicable, the Agent shall have received from the Custodian all documents required under the Custodial Agreement;

                (j) the Interim Order shall be in full force and effect and shall not have been stayed, reversed, modified or amended in any respect without the prior written consent of the Agents and the Required Lenders; PROVIDED, THAT at the time of the making of any Advance the aggregate amount of which, when added to the sum of the principal amount of all Advances then outstanding, would exceed the amounts authorized by the Interim Order (collectively, the "ADDITIONAL CREDIT"), the Agent and each of the Lenders shall have received satisfactory evidence of the entry of the Final Order which, in any event, shall have been entered by the Bankruptcy Court no later than March 9, 2005 and at the time of the extension of any Additional Credit the Final Order shall be in full force and effect, and shall not have been vacated, stayed, reversed, modified or amended in any respect without the prior written consent of the Agent and the Required Lenders; and if either the Interim Order or the Final Order is the subject of a pending appeal in any respect, neither the making of the Advances nor the performance by the Borrowers of any of their respective obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal;

                (k) there shall not have occurred or be continuing an event beyond the reasonable control of the Agent or any Lender which the Agent or such Lender reasonably determines may imminently result in the Agent or such Lender's inability to perform its obligations under this Loan Agreement including, without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, fire, communication line failures, computer viruses, power failures, earthquakes, or other disasters of a similar nature to the foregoing; and

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                (l)     (i) the Agent and the Lenders shall have received the
Borrowers' Interest Rate Protection Strategy, (ii) the Agent and the Lenders shall have reasonably determined that such Interest Rate Protection Strategy and the Interest Rate Protection Agreements adequately protect the Borrowers from interest rate fluctuations, (iii) any Interest Rate Protection Agreements entered into by the Borrowers shall be consistent with such Interest Rate Protection Strategy, (iv) any Interest Rate Protection Agreement entered into by Borrower in accordance with such Interest Rate Protection Strategy shall have been assigned to the Agent, and (v) the Agent shall have a security interest in the Interest Rate Protection Agreements in such manner as the Agent may reasonably request.

                Each request for a borrowing by the Borrowers hereunder shall constitute a certification by the Borrowers to the effect set forth in this Section (both as of the date of such notice, request or confirmation and as of the date of such borrowing).

                5.03 CONDITIONS SUBSEQUENT TO INITIAL ADVANCE. The obligations of the Lenders to continue to make Advances (or otherwise extend credit hereunder) is subject to the fulfillment, on or before the date applicable thereto, of each of the conditions subsequent set forth on SCHEDULE
5.03 (the failure by the Borrowers to so perform or cause to be performed constituting an Event of Default).

                SECTION 6. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the Lenders that throughout the term of this Loan
Agreement:

                6.01 EXISTENCE. Each Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as set forth on SCHEDULE 6.01 hereto, (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect, and (d) is in compliance in all material respect with all Requirements of Law.

                6.02 FINANCIAL CONDITION. The Borrowers have heretofore furnished to the Lenders a copy of the Company's audited consolidated balance sheets as of June 30, 2004 with the opinion thereon of BDO Seidman LLP, a copy of which has been provided to Lenders and the Company's unaudited consolidated balance sheets as of September 30, 2004. The Borrowers have also heretofore furnished to the Lenders the related consolidated statement of income and retained earnings and of cash flows for the Borrowers and their consolidated Subsidiaries for the one year period ending June 30, 2004 and the quarterly period ending September 30, 2004, in each case setting forth comparative form the figures for the previous period. All such financial statements are materially complete and correct and fairly present in all material respects the consolidated financial condition of the Borrowers and their Subsidiaries and the consolidated results of their operations for the fiscal year ended on such date, all in accordance with GAAP applied on a consistent basis. Other than the filing of the Chapter 11 Cases, there has been no

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development or event nor any prospective development or event which constitutes a Material Adverse Change or which otherwise has had or should reasonably be expected to have a Material Adverse Effect.

                6.03 LITIGATION. Except as set forth in SCHEDULE 6.03, there are no actions, suits, arbitrations, investigations or proceedings pending or, to its knowledge, threatened against any Borrower or any Affiliate of any Borrower or affecting any of the property thereof before any Governmental Authority, (i) as to which individually or in the aggregate there is a reasonable likelihood of an adverse decision which would be reasonably likely to have a Material Adverse Effect, or (ii) which questions the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby or thereby and there is a reasonable likelihood of a materially adverse decision or a Material Adverse Effect. The disclosure of any action, suit, arbitration, investigation or proceeding on SCHEDULE 6.03 shall not operate as a consent to such matter, or a waiver or an amendment of any right, power, or remedy of the Agent or any Lender with respect to such matter, including the Agent's and the Lenders' right to exercise its remedies in the event that any matter listed on SCHEDULE 6.03 is, results in, or has a Material Adverse Change or has a Material Adverse Effect.

                6.04 NO BREACH. Subject to the entry of the Interim Order (or the Final Order, when applicable), neither (a) the execution and delivery of the Loan Documents or (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the charter or by-laws of any Borrower, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or other instrument, indenture, or other material agreement, to which any Borrower or any of its Subsidiaries is a party or by which any of them or any of their property is bound or to which any of them is subject (other than conflicts, breaches and defaults the enforcement of which will be stayed by virtue of the filing of the Chapter 11 Cases), or constitute a default under any such instrument, indenture, or other material agreement or (except for the Liens created pursuant to this Loan Agreement) result in the creation or imposition of any Lien upon any property of any Borrower or any of its Subsidiaries, pursuant to the terms of any such agreement or instrument.

                6.05 ACTION. Subject to the entry of the Interim Order (or the Final Order, when applicable), each Borrower has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party; the execution, delivery and performance by each Borrower of each of the Loan Documents to which it is a party has been duly authorized by all necessary corporate or other action on its part; and each Loan Document has been duly and validly executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms.

                6.06 APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority, or any other Person, are necessary for the execution, delivery or performance by any Borrower of the Loan Documents to which it is a party or for the legality, validity or enforceability thereof, except for the Interim Order (or the Final Order, when applicable) and those consents which have been obtained.

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

                6.07 MARGIN REGULATIONS. Neither the making of any Advance hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation T, U or X.

                6.08 TAXES. Each Borrower and its Subsidiaries have filed all Federal income Tax Returns and all other material Tax Returns that are required to be filed by them and have paid all Taxes otherwise required to be paid by them, except for any such taxes (other than payroll Taxes), if any, that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP or except as permitted by the Bankruptcy Code to the contrary. The charges, accruals and reserves on the books of each Borrower and its Subsidiaries in respect of taxes and other governmental charges are adequate.

                6.09 INVESTMENT COMPANY ACT. No Borrower nor any Subsidiary of a Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Borrower is subject to any Federal or state statute or regulation which limits its ability to incur indebtedness.

                6.10 NO LEGAL BAR. Subject to the entry of the Interim Order (or the Final Order, when applicable), neither the execution, delivery and performance of this Loan Agreement, the borrowings hereunder and the use of the proceeds thereof nor the provisions of any other Loan Documents will violate any Requirement of Law or Contractual Obligation (other than violations the enforcement of which will be stayed by virtue of the filing of the Chapter 11 Cases) of any Borrower or of any Subsidiary of a Borrower and will not result in, or require, the creation or imposition of any Lien (other than the Liens created hereunder) on any of its respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

                6.11 NO DEFAULT. No Borrower nor any Subsidiary of a Borrower is in default under or with respect to any of its Contractual Obligations in any respect which should reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                6.12    COLLATERAL; COLLATERAL SECURITY; ADMINISTRATIVE
PRIORITY.

                (a) No Borrower has assigned, pledged, or otherwise conveyed or encumbered any Collateral (including the Mortgage Loans) to any other Person except as permitted hereunder. Immediately prior to the pledge of any Mortgage Loans to the Agent, the applicable Borrower represents that it is the sole owner of such Mortgage Loan and has good and marketable title thereto, free and clear of all Liens, in each case except for Liens to be released simultaneously with the Liens granted in favor of the Agent hereunder and no Person other than a Borrower has any Lien on any Mortgage Loan.

                (b) The provisions of this Loan Agreement, together with the Interim Order (or the Final Order, when applicable), are effective to create in favor of the Agent a valid and perfected security interest in all right, title and interest of the Borrowers in, to and under the Collateral.

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

                (c) Upon receipt by the Custodian of each Mortgage Note, endorsed in blank by a duly authorized officer of the payee or last endorsee, the Agent shall have a fully perfected first priority security interest therein, in the Mortgage Loan evidenced thereby and in the mortgagee's interest in the related Mortgaged Property.

                (d) Upon the entry of the Interim Order (or the Final Order, as applicable), the security interests granted hereunder in the Collateral will constitute fully perfected security interests with the priority provided for herein in all right, title and interest of the Borrowers in, to and under the Collateral.

                (e) With respect to each Mortgage Loan included in the Tranche A Borrowing Base or, after payment in full of the Greenwich Pre-Petition Loan Agreement, the Tranche E Borrowing Base, the Borrowers have delivered the Mortgage File including the Mortgage Note to the Custodian to hold pursuant to the Custodial Agreement.

                (f) As of the Closing Date, the Obligations of the Borrowers will constitute allowed administrative expenses in the Chapter 11 Case having priority in payment over all other administrative expenses and unsecured claims against the Borrowers now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to the Carve-Out having priority over the Obligations to the extent set forth in the definition thereof, but excluding any Avoidance Actions.

                (g) The Lien and security interest of the Agent on the Collateral is a valid and perfected first priority Lien subject, as to priority, only to Liens existing on the Effective Date securing the Senior Claims set forth on SCHEDULE F.

                6.13 CHIEF EXECUTIVE/OPERATING OFFICES. The chief executive office and the chief operating office of each of the Borrowers and each of their Subsidiaries for the period from (a) the earlier of 5 years prior to the Closing Date and the date that such Person was organized, through and including (b) the Closing Date, is specified on SCHEDULE 6.13.

                6.14 LOCATION OF BOOKS AND RECORDS. The location where each Borrower keeps its books and records including all computer tapes and records relating to the Collateral is at 101 E. Penn Square, Philadelphia, Pennsylvania and the office of the Custodian as set forth in the Custodial Agreement.

                6.15 TRUE AND COMPLETE DISCLOSURE. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrowers to the Agent or any Lender in connection with the negotiation, preparation or delivery of this Loan Agreement, the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Borrowers to the Agent or any Lender in connection with this Loan Agreement, the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of the

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Budget or projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no Material Adverse Change and no fact known to a Responsible Officer that, after due inquiry, could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.

                6.16 ERISA. Each Plan to which a Borrower or its Subsidiaries make direct contributions, and, to the knowledge of each Borrower, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. No event or condition has occurred and is continuing as to which any Borrower would be under an obligation to furnish a report to the Agent under SECTION 7.01(F) hereof. No accumulated funding deficiency (as defined in SECTION 412 of the Code or SECTION 302 of ERISA) has occurred with respect to any Plan. No Borrower nor any ERISA Affiliate is subject to any present or potential liability under Title IV of ERISA which, individually or in the aggregate, could have a Materially Adverse Effect. No material liability to the PBGC (other than required premium payments), the Internal Revenue Service, any Plan or trust established under Title IV of ERISA has been, or is expected by any Borrower or any ERISA Affiliate to be, incurred by any Borrower or any ERISA Affiliate. No Borrower nor any ERISA Affiliate has any contingent liability with respect to any post-retirement benefit under any "welfare plan" (as defined in SECTION 3(1) of ERISA), other than liability for continuation coverage under Part 6 of Title I of ERISA. No lien under SECTION 412(N) of the Code or 302(f) of ERISA or requirement to provide security under SECTION 401(A)(29) of the Code or SECTION 307 of ERISA has been or is reasonably expected by any Borrower or any ERISA Affiliate to be imposed on the assets of any Borrower or any ERISA Affiliate. No Borrower, the Company nor any ERISA Affiliate has engaged in any transaction prohibited by SECTION 408 of ERISA or SECTION 4975 of the Code. As of the Closing Date and throughout the term of the Loan Agreement, each Borrower is not and will not be an "employee benefit plan" as defined in SECTION 3(3) of ERISA, which is subject to Title I of ERISA, and none of the assets of the Borrowers will constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or section 4975 of the Code.

                6.17 NO AGENT OR LENDER LICENSES. No Lender nor the Agent will be required as a result of this Loan Agreement or the financing or taking a pledge of the Mortgage Loans to be licensed, registered or approved or to obtain permits or otherwise qualify (i) to do business in any state in which it currently so required or (ii) under any state consumer lending, fair debt collection or other applicable state statute or regulation.

                6.18 APPROVED MORTGAGE ORIGINATORS LICENSES. Each Approved Mortgage Originator is licensed (or exempt from licensing) to originate Mortgage Loans in its own name or through brokers on the date of this Loan Agreement in all states as shown on SCHEDULE 6.18.

                6.19 NO BURDENSOME RESTRICTIONS. No Requirement of Law or Contractual Obligation of any Borrower or any of its Subsidiaries has a Material Adverse Effect.

                6.20 SUBSIDIARIES. All of the Subsidiaries of the Borrowers at the date hereof are listed on SCHEDULE 6.20 to this Loan Agreement.

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                6.21    ORIGINATION AND ACQUISITION OF MORTGAGE LOANS. The
Mortgage Loans were either (i) originated by an Approved Mortgage Originator, and the origination and collection practices used by the Approved Mortgage Originator, any subsequent mortgagee and any servicer therefor, as applicable, with respect to the Mortgage Loans have been, in all material respects legal and proper, prudent, and customary in the residential mortgage loan servicing business, and in accordance with the Approved Underwriting Guidelines or (ii) acquired by the Borrower under an Approved Purchase Program and are in conformity with the Approved Underwriting Guidelines. Each of the Mortgage Loans complies with the representations and warranties listed in SCHEDULE E hereto.

                6.22 NO ADVERSE SELECTION. No Borrower used any selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable Mortgage Loans owned by such party.

                6.23 FRAUDULENT CONVEYANCE. None of the Borrowers is transferring any Mortgage Loans with any intent to hinder, delay or defraud any of its respective creditors.

                6.24 ORDERS. The Interim Order (or the Final Order, when applicable) is in full force and effect, and has not been reversed, stayed, modified or amended absent the consent of the Lenders and the Borrowers.

                6.25 SERVICING REIMBURSEMENT RIGHTS. (a) Borrowers hold all rights, title and interest in the Servicing Reimbursement Rights free and clear of all Liens, counterclaims, defenses and rights of set-off.

                (b) Servicing Reimbursement Rights which constitute Collateral in the aggregate amount of at least $35,000,000 qualify as Servicing Reimbursement Rights under the relevant securitization documents, and the Borrowers have no reason to believe that the foregoing do not qualify for reimbursement to the extent of available funds under the terms of the related securitization documents.

                (c) The Servicing Reimbursement Rights which are included in the Borrowing Base hereunder are outstanding and have not been waived by or reimbursed to the Borrowers or any of their Affiliates.

                6.26 COLLECTION ACCOUNTS AND ESCROW ACCOUNTS. The collection accounts and escrow accounts of the Servicer held for the benefit of third parties (including, without limitation, any collection and escrow accounts required to be maintained pursuant to the governing Securitization Trust documents) shall be fully funded (or the applicable amounts shall be on deposit in segregated accounts) in accordance with the terms of the applicable securitization documents and as set forth in the Orders, after giving effect to the initial funding under this Loan Agreement. The Borrowers shall provide an officer's certificate in support thereof, in form and substance satisfactory to the Agent.

                6.27 WAREHOUSE TRUST TAX STATUS. Each of Trust 2003-1, Trust 2003-2 and Trust 2004-1 are either (i) treated as partnerships or disregarded entities for federal income tax purposes or (ii) treated as corporations for federal income tax purposes and consolidated into ABFS and its consolidated subsidiaries for tax purposes.

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                SECTION 7. COVENANTS OF THE BORROWERS. Each Borrower covenants and agrees with the Agent and the Lenders that, so long as any Advance is outstanding and until payment in full of all Obligations:

                7.01 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrowers shall deliver (or cause to be delivered) to the Agent and each Lender:

                (a) (i) as soon as available and in any event within 20 days after the end of each month, the consolidating balance sheets of the Company and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Company and its consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form (A) the figures for the immediately preceding year and
(B) the corresponding figures forecast in the Budget, accompanied by a certificate of a Responsible Officer of the Company, which certificate shall state that said consolidating financial statements fairly present the consolidating financial condition and results of operations of the Company and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such month (subject to normal year-end audit adjustments);

                (ii) as soon as available and in any event within 50 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Company, the consolidated balance sheets of the Company and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for the Company and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of the Company, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                (b) contemporaneous with the filing thereof, copies of all pleadings, motions, applications, financial information and other papers and documents filed by the Borrowers in the Chapter 11 Cases, with copies of such papers and documents also provided to or served on the Agent's counsel;

                (c) promptly after the sending thereof, copies of all material written reports and all term sheets for a plan of reorganization given by the Borrowers to the Committee or any other official or unofficial creditors' committee in the Chapter 11 Cases;

                (d) the various borrowing base certificates, reports and other deliveries set forth on SCHEDULE 7.01(D), as and when required by such schedule;

                (e) from time to time such other information regarding the financial condition, operations, or business of the Borrowers or any Affiliate of the Borrowers as the Agent or any Lender may reasonably request; and

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                (f)     as soon as reasonably possible, and in any event within
ten (10) Business Days after a Responsible Officer knows, or with respect to any Plan or Multiemployer Plan to which any Borrower or any of its Subsidiaries makes direct contributions, has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Administrative Borrower setting forth details respecting such event or condition and the action, if any, that such Borrower or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Borrowers or an ERISA Affiliate with respect to such event or condition):

                (i) any reportable event, as defined in SECTION 4043(B) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation or otherwise waived the requirement of SECTION 4043(A) of ERISA that it be notified within thirty (30) days of the occurrence of such event (PROVIDED that a failure to meet the minimum funding standard of SECTION 412 of the Code or SECTION 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under SECTION 412(M) of the Code or
        SECTION 302(E) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with SECTION 412(D) of the Code); and any request for a waiver under SECTION 412(D) of the Code for any Plan;

                (ii) the distribution under SECTION 4041(C) of ERISA of a notice of intent to terminate any Plan or any action taken by the Borrower, the Company or an ERISA Affiliate to terminate any Plan;

                (iii) the institution by PBGC of proceedings under SECTION 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                (iv) the complete or partial withdrawal from a Multiemployer Plan by any Borrower or any ERISA Affiliate that results in liability under SECTION 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by any Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to SECTION 4241 or 4245 of ERISA or that it intends to terminate or has terminated under
        SECTION 4041A of ERISA;

                (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against any Borrower or any ERISA Affiliate to enforce SECTION 515 of ERISA, which proceeding is not dismissed within 30 days; and

                (vi) the adoption of an amendment to any Plan that, pursuant to SECTION 401(A)(29) of the Code or SECTION 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if any Borrower or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of said Sections.

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                The Borrowers will furnish to the Agent and the Lenders, at the time it furnishes each set of financial statements pursuant to paragraphs (a) and (b) above, a certificate of a Responsible Officer of each of the Borrowers to the effect that, to the best of such Responsible Officer's knowledge, each of the Borrowers during such fiscal period or year has observed or performed all of its covenants and other agreements, and satisfied every material condition, contained in this Loan Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default, Event of Default or default under any Loan Document except as specified in such certificate (and, if any such Default, Event of Default or default has occurred and is continuing, describing the same in reasonable detail and describing the action the applicable Borrower has taken or proposes to take with respect thereto).

                7.02 LITIGATION. Each Borrower shall promptly, and in any event within 5 Business Days after service of process on such Borrower, give to the Agent and the Lenders notice of all legal or arbitrable proceedings affecting the Borrowers that questions or challenges the validity or enforceability of any of the Loan Documents or as to which there is a reasonable likelihood of adverse determination which would result in a Material Adverse Effect.

                7.03    EXISTENCE, ETC. Each Borrower shall:

                (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises;

                (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, truth in lending, real estate settlement procedures and all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect;

                (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

                (d) not move its chief operating office from the addresses referred to in SECTION 6.13 unless it shall have provided the Agent 30 days prior written notice of such change;

                (e) pay and discharge and make deposit of all Taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property or which it is otherwise required to deposit prior to the date on which such Taxes are due, except for any such Tax, assessment, charge or levy (excluding payroll Taxes) the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP or except as permitted by the Bankruptcy Code; and

                (f) permit representatives of the Agent, any Lender or any Lender-Related Party, during normal business hours upon three (3) Business Days' prior written notice at a mutually desirable time (or at any time and from time to time during the continuance of an Event of Default), to examine, copy and make extracts from its and the Servicer's books and records, to inspect any of its and the Servicer's Properties, and to discuss its and the Servicer's business and

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affairs with its and the Servicer's officers, all to the extent reasonably requested by the Agent, any Lender or any Lender-Related Party.

                7.04 PROHIBITION OF FUNDAMENTAL CHANGES. No Borrower will enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets.

                7.05 BORROWING BASE DEFICIENCY. If at any time there exists a Borrowing Base Deficiency the Borrowers shall cure same in accordance with
SECTION 2.06 hereof.

                7.06 LIQUIDITY. The Borrowers shall at all times have (a) prior to the earlier of Final Servicing Transfer and May 31, 2005, Qualified Cash and Availability of not less than $5,000,000 in the aggregate and (b) on and after the earlier of Final Servicing Transfer and May 31, 2005, either (i) Qualified Cash and Availability of not less than $5,000,000 in the aggregate or
(ii)(x) Qualified Cash and Availability of not less than $2,500,000 in the aggregate and (y)(1) Qualified Cash and Availability PLUS (2)(A) the outstanding principal amount of Eligible Mortgage Loans LESS (B) the amount of outstanding Tranche A Advances of not less than $10,000,000 in the aggregate.

                7.07 SATISFACTION OF CONDITIONS PRECEDENT FOR THE FINAL ORDER. Each Borrower shall use its reasonable best efforts to satisfy the conditions precedent to obtain the Final Order by March 1, 2005.

                7.08 TRANSFER OF GREENWICH PRE-PETITION LOAN AGREEMENT COLLATERAL. Upon the payment in full of the Greenwich Pre-Petition Loan Agreement, Trust 2003-2 shall transfer the Collateral (as defined in the Greenwich Pre-Petition Loan Agreement) and any remaining proceeds thereof to one or more Borrowers, subject to the first priority Lien of the Agent hereunder pursuant to documentation in form and substance satisfactory to the Agent.

                7.09 NOTICES. Each Borrower shall give notice to the Agent and the Lenders promptly:

                (a) upon any Borrower becoming aware of, and in any event within one (1) Business Day after, the occurrence of any Default or Event of Default or any event of default or default under any other material agreement of a Borrower;

                (b) upon, and in any event within three (3) Business Days after, service of process on any Borrower or any Affiliate of any Borrower, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting any Borrower or any Subsidiary or Affiliate of any Borrower (i) that questions or challenges the validity or enforceability of any of the Loan Documents or (ii) in which the amount in controversy exceeds $300,000;

                (c) upon any Borrower becoming aware of any default related to any Collateral, any Material Adverse Change, or any Material Adverse Effect;

                (d) upon any Borrower becoming aware during the normal course of its business that the Mortgaged Property in respect of any Mortgage Loan or Mortgage Loans with

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an aggregate unpaid principal balance of at least $1,000,000 has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to materially and adversely affect the Collateral Value of such Mortgage Loan; and

                (e) upon the entry of a judgment or decree affecting the Borrowers in an amount in excess of $100,000.

Each notice pursuant to this SECTION 7.09 shall be accompanied by a statement of a Responsible Officer of the applicable Borrower setting forth details of the occurrence referred to therein and stating what action the applicable Borrower has taken or proposes to take with respect thereto.

                7.10    SERVICING.

                (a) Except as provided in SECTION 11.18(C), each Borrower shall not permit any Person other than the Servicer, any Approved Mortgage Originator engaged as a subservicer in accordance with the terms of the Servicing Agreement or the Back-Up Servicer to service Mortgage Loans without the prior written consent of the Agent, which consent shall not be unreasonably withheld.

                (b) Until transfer of servicing to a servicer reasonably acceptable to the Lenders or pursuant to the Final Servicing Transfer, ABC (and through its subservicers ABMS and HAC) shall at all times be the servicer of the loans relating to the IOS for which it was acting as servicer as of the Filing Date (other than with respect to ABFS Mortgage Loan Trust 2003-1) and shall perform its obligations in accordance with the related Pooling and Servicing Agreements.

                (c) Each Borrower shall cause the Servicing Rights relating to all IOS to be transferred in accordance with the Orders.

                (d) Each Borrower shall cooperate fully with the Agent in the exercise of each of the call options relating to the Securitization Trusts.

                (e) Each Borrower shall agree to apply the collection of Servicing Reimbursement Rights in compliance with the related Securitization Trust documents.

                (f) The Borrowers shall continue to fund Periodic Advances to the extent necessary to ensure that each Securitization Trust's Periodic Advance requirement is fully funded each month.

                7.11 SERVICING REIMBURSEMENT RIGHTS. Each Borrower may seek reimbursement of Servicing Reimbursement Rights consistent with past practices; PROVIDED, THAT, in the event that Tranche D Advances are outstanding as of May 1, 2005, the Borrowers shall seek reimbursement of all Servicing Reimbursement Rights as directed by the Agent.

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                7.12    UNDERWRITING GUIDELINES. Each Borrower shall provide
prompt notice to the Agent and the Lenders of any revisions or modifications to the Approved Underwriting Guidelines; PROVIDED THAT no such changes which are material shall become effective without the prior written consent of the Agent.

                7.13 LINES OF BUSINESS. The Borrowers will not engage to any substantial extent in any line or lines of business activity other than the businesses engaged in by the Borrowers as of the Closing Date.

                7.14 TRANSACTIONS WITH AFFILIATES. Other than with respect to transactions solely among the Borrowers, no Borrower will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate or any Permitted Holder unless such transaction is (a) otherwise permitted under this Loan Agreement or the other Loan Documents, (b) in the ordinary course of such Borrower's business and (c) upon fair and reasonable terms no less favorable to such Borrower than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate or a Permitted Holder, or make a payment that is not otherwise permitted by this SECTION 7.14 to any Affiliate or a Permitted Holder.

                7.15    USE OF PROCEEDS. The Borrowers will use the proceeds of
(a) the Tranche A Advances solely to finance Mortgage Loans originated by Approved Mortgage Originators in accordance with the Approved Underwriting Guidelines or to acquire Mortgage Loans pursuant to Approved Purchase Agreements, (b) the Tranche B Advances solely to finance Wet-Ink Mortgage Loans from Approved Mortgage Originators in accordance with the Approved Underwriting Guidelines or to acquire Mortgage Loans pursuant to Approved Purchase Agreements, (c) the Tranche C Advances for general corporate purposes of the Borrowers in accordance with the Budget, including, without limitation, (i) repayment of obligations owed to Patriot pursuant to the Patriot Repurchase Agreement, (ii) to repay the Clearwing Obligations (it being noted that neither the Agent nor any Lender shall receive any proceeds from the repayment of Patriot and the Clearwing Obligations) and (iii) to deposit on the Closing Date
(A) an aggregate of approximately $5,700,000 in the collection accounts and escrow accounts of the Servicer held for the benefit of third parties in order to comply with SECTION 6.26 hereof and (B) to the extent not already funded, $200,000 in the Firstrust Bank clearing account, (d) the Tranche D Advances for general corporate purposes in accordance with the Budget, (e) the Tranche E Advances to repay the Clearwing Obligations (it being noted that neither the Agent nor any Lender shall receive any proceeds from the repayment of the Clearwing Obligations) and (f) all Advances to fund Lender Expenses, Agent Advances and fees pursuant to SECTION 3.07(A) and the repayment of any other Obligations.

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                7.16    LIMITATION ON LIENS. No Borrower will, nor will it
permit or allow others to, create, incur or permit to exist any Lien, security interest or claim on or to any of its Property, except for (i) Eligible Mortgage Permitted Liens, (ii) Liens set forth on SCHEDULE 7.16, (iii) subordinated Liens on the Collateralized Sub-debt Shared Collateral securing obligations under the Collateralized Sub-debt Indentures and (iv) liens on the Collateral created pursuant to this Loan Agreement and the other Loan Documents. Each Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created or allowed under this Loan Agreement, and each Borrower will defend the right, title and interest of the Agent and the Lenders in and to any of the Collateral against the claims and demands of all persons whomsoever.

                7.17 LIMITATION ON SALE OF ASSETS. No Borrower will convey, sell, lease, assign, transfer or otherwise dispose of (collectively, "TRANSFER"), any of its Property, business or assets (including, without limitation, receivables and leasehold interests) whether now owned or hereafter acquired, other than Permitted Dispositions.

                7.18 LIMITATION ON DISTRIBUTIONS. Without the Lenders' consent, except as otherwise provided in the Orders, no Borrower will make any payment on account of, or set apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any stock or senior or subordinate debt of such Borrower, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of such Borrower.

                7.19 RESTRICTED PAYMENTS. No Borrower shall make any Restricted Payments other than Restricted Payments by any Borrower to any other Borrower.

                7.20 LOANS, ADVANCES, INVESTMENTS, ETC. The Borrowers shall not make or commit or agree to make any loan, advance, guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for: (i) investments existing on the Closing Date, as set forth on SCHEDULE 7.20 hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, (ii) loans and advances by any Borrower to another Borrower made in the ordinary course of business, (iii) Mortgage Loans made by HAC and ABMS in the ordinary course of business and (iv) cash and Cash Equivalents held in Control Accounts and the Advance Account.

                7.21 ORDERS, ADMINISTRATIVE PRIORITY; LIEN PRIORITY; PAYMENT OF CLAIMS.

                (a) The Borrowers shall not at any time seek, consent to or suffer to exist any modification, stay, vacation or amendment of the Orders except for modifications and amendments agreed to by the Agent.

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                (b)     The Borrowers shall not at any time suffer to exist a
priority for any administrative expense or unsecured claim against any Borrower (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code) equal or superior to the priority of the Lenders in respect of the Obligations, except for the Carve-Out having priority over the Obligations to the extent set forth in the definition thereof.

                (c) The Borrowers shall not at any time suffer to exist any Lien on the Collateral having a priority equal or superior to the Lien in favor of the Agent and the Lenders in respect of the Collateral except for Liens permitted under SECTION 7.16 hereof.

                (d) Prior to the date on which the Obligations have been paid in full in cash and the Commitments have been terminated, the Borrowers shall not pay any administrative expense claims except (i) Priority Professional Expenses and other payments pursuant to the definition of the term "Carve-Out,"
(ii) any Obligations due and payable hereunder, (iii) other administrative expense claims incurred in the ordinary course of the business of the Borrowers or their respective Chapter 11 Cases and (iv) as otherwise provided in the Orders.

                7.22 INFORMATION FROM APPROVED MORTGAGE ORIGINATORS AND SERVICING TRANSMISSION. Each Borrower shall also provide (or cause to be provided) to the Agent and the Lenders on a monthly basis no later than 11:00 a.m. eastern time two (2) Business Days prior to each Payment Date (or such other day requested by the Agent) (i) the Servicing Transmission, on a loan-by-loan basis and in the aggregate, with respect to the Mortgage Loans serviced by the Servicer which were funded prior to the first day of the current month, summarizing the Servicer's delinquency and loss experience with respect to Mortgage Loans serviced by the Servicer (including, in the case of the Mortgage Loans, the following categories: current, 30-59, 60-89, 90-119, 120-149 and 150+) and (ii) any other information reasonably requested by the Agent, any Lender or the Back-Up Servicer with respect to the Mortgage Loans. Each Borrower also agrees to provide such other information as the Agent or any Lender may reasonably request from time to time.

                7.23 NO AMENDMENT OR WAIVER. No Borrower will, without the prior consent of the Lenders, nor will it permit or allow others to amend, modify, terminate or waive any provision of any Mortgage Loan to which such Borrower is a party in any manner which shall reasonably be expected to materially and adversely affect the value of such Mortgage Loan as Collateral.

                7.24 MAINTENANCE OF PROPERTY; INSURANCE. Each Borrower shall keep all of its property useful and necessary in its business in good working order and condition. Each Borrower shall maintain errors and omissions insurance or mortgage impairment insurance and blanket bond coverage in such amounts as are in effect on the Closing Date (as disclosed to Lenders in writing) and shall not permit the reduction of such coverage without the written consent of the Lenders, and shall also cause to be maintained such other insurance with financially sound and reputable insurance companies, and with respect to property and risks of a character usually maintained by entities engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such entities.

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                7.25    FURTHER IDENTIFICATION OF COLLATERAL. Each Borrower will
furnish (or cause to be furnished) to the Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent or any Lender may reasonably request, all in reasonable detail.

                7.26 MORTGAGE LOAN DETERMINED TO BE DEFECTIVE. Upon discovery by any Borrower, the Agent or any Lender of any breach of any representation or warranty listed on SCHEDULE E hereto applicable to any Mortgage Loan, the party discovering such breach shall promptly give notice of such discovery to the other parties. Neither the existence nor the substance of any provision of SCHEDULE E shall be construed to limit, restrict or qualify the Agent's and the Lenders' rights under (i) this Loan Agreement in respect of determining the value or Market Value of any Mortgages Loans or (ii) SECTION 2.06.

                7.27 INTEREST RATE PROTECTION AGREEMENTS. At the Agent's request, the Borrowers shall deliver (or cause to be delivered) to the Agent and the Lenders any and all information relating to Interest Rate Protection Agreements.

                7.28 CERTIFICATE OF A RESPONSIBLE OFFICER OF THE BORROWERS. At the time that the Borrowers deliver financial statements to the Agent and the Lenders in accordance with SECTION 7.01 hereof, the Borrowers shall forward to the Agent and the Lenders a certificate of a Responsible Officer of the Borrowers which certifies that each Borrower is in compliance with the covenants set forth in this Loan Agreement.

                7.29 ALTERNATIVE COLLATERAL. No Borrower will cause or permit any Eligible Mortgage Loan which is at any time used as collateral for an Advance hereunder to be subsequently used as collateral pursuant to any other financing, note purchase, loan warehouse, repurchase or similar facility maintained by a Borrower with any third party without the express written consent of the Agent and the Lenders, unless such Mortgage Loan is no longer an Eligible Mortgage Loan or has otherwise been released by the Agent pursuant to
SECTION 4.13 of this Loan Agreement.

                7.30 ERISA. No Borrower will engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by the Agent or any Lender of any of its rights under this Loan Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans that would subject the Lender to liability for a violation of ERISA or such state statute.

                7.31 HEDGING. Upon the Agent's written request, the Borrowers will cause the Mortgage Loans pledged under this Loan Agreement to be hedged by the Borrowers pursuant to an Interest Rate Protection Strategy. The Agents and the Lenders shall have the benefit of the Interest Rate Protection Strategy in accordance with SECTION 5.02(l).

                7.32 OTHER INDEBTEDNESS. The Borrowers shall not incur any other Indebtedness (including any accrued interest thereon), other than Indebtedness incurred under this Loan Agreement and Indebtedness set forth on
SCHEDULE 7.32.

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                7.33    POOLING AND SERVICING AGREEMENTS. Without the consent of
the Lenders and subject to the Consent Letters and the Orders, the Borrowers shall not modify or permit the modification of the Pooling and Servicing Agreements relating to the IOS (other than with respect to ABFS Mortgage Loan Trust 2003-1), the related Servicing Rights or Servicing Reimbursement Rights.

                7.34 NO WAIVER OF SERVICING REIMBURSEMENT RIGHTS. Without the consent of the Agent, if there are any outstanding Tranche D Advances as of May 1, 2005, the Borrowers shall not, at any time thereafter, waive reimbursement of any Servicing Reimbursement Rights due to the servicer. While it is the servicer of any Securitization Trust, the Borrowers shall repurchase mortgage loans from the Securitization Trusts consistent with past practices and the applicable Pooling and Servicing Agreements to manage delinquency and loss triggers enabling the IOS to cash flow.

                7.35 CASH FLOW. For each month beginning February 2005, on a cumulative basis for the period beginning February 1, 2005 and ending on the last day of such month, the Borrowers shall not permit the actual cumulative consolidated net cash flow, represented on line 4-A8 in the Budget, to be more than $6,000,000 less than the amount of cumulative consolidated net cash flow set forth in the Budget for such period.

                7.36 OPINIONS. If the aggregate outstanding principal balance of Eligible Mortgage Loans secured by Mortgaged Property from any state exceeds 5% of the aggregate outstanding principal balance of all Eligible Mortgage Loans, then upon the Agent's request, the Borrowers shall deliver an opinion of counsel acceptable to the Agent in such state within 30 days of the date that the aggregate outstanding principal balance of Eligible Mortgage Loans secured by Mortgaged Property in such state exceeds 5%.

                7.37 MORTGAGE LOAN ORIGINATIONS AND COMMITMENTS. Prior to February 28, 2005, the Borrowers shall not originate Mortgage Loans in an aggregate principal amount in excess of $50,000,000. As of February 28, 2005, the Borrowers shall not have outstanding commitments to originate Mortgage Loans in an aggregate principal amount in excess of $50,000,000. Until entry of the Final Order, the Borrowers shall not originate or commit to originate Mortgage Loans in an aggregate principal amount in excess of $100,000,000. The Borrowers shall not become legally committed to make a mortgage loan to any person prior to final underwriting approval thereof, which final approval shall, until February 28, 2005, be subject to approval of such loan as a "Qualifying Mortgage Loan" for purposes of SCHEDULE 11.26.

                7.38 FUNDING OF COLLECTION ACCOUNTS AND ESCROW ACCOUNTS. If the collection accounts and escrow accounts of the Servicer held for the benefit of third parties (including, without limitation, any collection and escrow accounts required to be maintained pursuant to the governing Securitization Trust documents) are not fully funded (or the applicable amounts on deposit in segregated accounts) in accordance with the terms of the applicable securitization documents and as set forth in the Orders, the Borrowers shall fully fund such accounts within five (5) days of the earlier of (a) obtaining knowledge thereof or (b) notice from the Agent.

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                SECTION 8. EVENTS OF DEFAULT. Each of the following events shall constitute an event of default (an "EVENT OF DEFAULT") hereunder:

                (a) the Borrowers shall fail to make a payment of any principal of or interest on any Advance when such payment is due (whether at stated maturity or upon acceleration); or

                (b) the Borrowers shall fail to comply with SECTION 7.05 or shall fail to make any mandatory prepayment under SECTION 2.06 to cure a Borrowing Base Deficiency; or

                (c) the Borrowers (i) shall fail to remit to the IOS Account, the Mortgage Collection Account, the Servicing Reimbursement Account or the 2003-2 Collection Account any amounts to be so remitted within 1 Business Day of when due or (ii) shall default in the payment of any other Obligation or any other amount due under any other Loan Document, and such default shall have continued unremedied for 2 Business Days; or

                (d) the Servicer or any Subservicer shall fail to remit to the Mortgage Collection Account any material amount required to be so remitted within 2 Business Days of the date required; or

                (e) any representation, warranty or certification made or deemed made herein (including in SECTION 6) or in any other Loan Document by any Borrower or any certificate furnished to the Agent or any Lender pursuant to the provisions thereof, shall prove to have been false or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in SCHEDULE E which shall be considered solely for the purpose of determining the Collateral Value of the Mortgage Loans unless (i) the Borrowers shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made or (ii) any such representations and warranties have been determined in good faith by the Agent to be materially false or misleading either on a regular basis or as to a material quantity of Mortgage Loans); or

                (f) Agent determines that any collection accounts or escrow accounts for any of the Securitization Trusts are underfunded in any material respect; or

                (g) (i) the Borrowers shall fail to comply with the requirements of SECTION 7.06, SECTION 7.08, SECTION 7.10, SECTION 7.20, SECTIONS 7.21, SECTIONS 7.32 or SECTIONS 7.34 through 7.38 hereof; (ii) the Borrowers shall fail to comply with the requirements of SECTION 7.01(D), SECTION 7.03(A),
SECTION 7.04, SECTION 7.09(A) or (C), SECTIONS 7.15 through 7.19 or SECTIONS
7.22 through 7.24 hereof and such failure shall continue unremedied for a period of 1 Business Day; or (iii) the Borrowers shall otherwise fail to observe or perform any other agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of 5 Business Days; or

                (h) a final judgment or judgments for the payment of money in excess of $250,000 in the aggregate per calendar year (to the extent that it is, in the reasonable determination of the Agent, uninsured and provided that any insurance or other credit posted in connection with an appeal shall not be deemed insurance for these purposes) shall be rendered against any Borrower or any of its Subsidiaries by one or more courts, administrative tribunals or other bodies having jurisdiction over them and the same shall not be discharged (or provision

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shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and any such Borrower or any such Subsidiary shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                (i) the Custodial Agreement or any other Loan Document shall for whatever reason (including an event of default thereunder) be terminated or the lien on the Collateral created by this Loan Agreement and the Orders, any Borrower's material obligations hereunder or under any Loan Document shall cease to be in full force and effect or, in the Agent's good faith determination, otherwise cease to benefit the Agent or any Lender, or the enforceability thereof shall be contested by any Borrower; or

                (j) the occurrence of a Material Adverse Change or a Material Adverse Effect; or

                (k) (i) any Person shall engage in any "prohibited transaction" (as defined in SECTION 406 of ERISA or SECTION 4975 of the Code) involving any Plan, (ii) any material "accumulated funding deficiency" (as defined in SECTION 302 of ERISA), whether or not waived, shall exist with respect to any Plan, any Borrower or any ERISA Affiliate shall fail to make a required installment payment to any Plan on or before the date due under SECTION 302 of ERISA or SECTION 412 of the Code, or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Borrower or any ERISA Affiliate, (iii) a reportable event as defined in SECTION 4043(B) of ERISA and the regulations issued thereunder shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Plan, which reportable event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Lender, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Plan shall terminate for purposes of Title IV of ERISA, (v) any Borrower or any ERISA Affiliate shall, or in the reasonable opinion of the Agent is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan, (vi) any Borrower or any ERISA Affiliate shall fail to pay when due or is in default on an amount which it shall have become liable to pay to the PBGC, any Plan, any Multiemployer Plan or a trust established under SECTION 4049 of ERISA, or (vii) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that an ERISA Plan must be terminated or have a trustee appointed to administer any ERISA Plan, (viii) any other event or condition shall occur or exist with respect to any Plan which could subject any Borrower or any ERISA Affiliate to any tax, penalty or other liability or the imposition of any lien or security interest on any Borrower or any ERISA Affiliate, (ix) any Borrower shall incur any liability for any post-retirement or post-termination health or life insurance or (x) the assets of any Borrower become or are deemed to be "plan assets" of a plan subject to ERISA or section 4975 of the Code. No Event of Default shall be deemed to be, or have been, waived or corrected because of any disclosure by any Borrower; and in each case in clauses (i) through (ix) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                (l)     any Change of Control; or

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                (m)     any Borrower shall grant, or suffer to exist, any Lien
on any Collateral except the Liens in favor of the Agent and the Secured Parties and other Permitted Liens; or the Liens granted hereunder shall cease to be valid and perfected first priority Liens on the Collateral in favor of the Agent and the Lenders or there shall be Liens in favor of any Person, except in each case as permitted hereunder; or

                (n) any Borrower or any Subsidiary or Affiliate of any Borrower shall default under, or fail to perform as required under, or shall otherwise materially breach the terms of any instrument, agreement or contract between such Borrower or such other Person, on the one hand, and Agent, any Lender or any of their respective Affiliates on the other; or any Borrower or any Subsidiary or Affiliate of any Borrower shall default under, or fail to perform as requested under, the terms of any repurchase agreement, loan and security agreement or similar credit facility or agreement for borrowed funds or Indebtedness in excess of $500,000 entered into by such Borrower or such other Person and any third party, which default or failure entitles any party to require acceleration, prepayment, redemption, purchase or defeasement of any Indebtedness thereunder or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof, excluding, in each case, Indebtedness under this Loan Agreement or any pre-petition Indebtedness not affirmed by the Borrowers post-petition and approved by the Bankruptcy Court; or

                (o) an event of default shall have occurred under the Orders or any Control Agreement, or any of the Specified Monolines shall fail to comply with the terms of the Orders or the Consent Letters; or

                (p) more than 2 servicing agreements, for which any of the Approved Mortgage Originators acts as a servicer (other than the Servicing Agreement, which is addressed in SECTION 8(G), and other than with respect to ABFS Mortgage Loan Trust 2003-1), are terminated for cause or an event of default, and, as a result of such termination, the Servicing Rights with respect to such servicing agreements are transferred without reimbursement of substantially all outstanding Servicing Advances and Periodic Advances; or

                (q) except in accordance with the Orders and the Consent Letters, servicing of the assets underlying any material portion of the IOS (other than with respect to ABFS Mortgage Loan Trust 2003-1) is transferred involuntarily by a Securitization Trust or monoline bond insurer unless, in connection with such transfer, the Borrowers receive reimbursement of substantially all outstanding Servicing Advances and Periodic Advances; or

                (r) the Borrowers shall cease any material business operations and such failure shall remain unremedied for 3 days after the earlier of the date a senior officer of any Borrower becomes aware of such failure and the date written notice of such default shall have been given by the Agent to such Borrower; or

                (s) the Bankruptcy Court shall not have entered the Final Order by March 9, 2005; or

                (t) an order with respect to any of the Chapter 11 Cases shall be entered by the Bankruptcy Court appointing, or any Borrower shall file an application for an order with

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respect to any Chapter 11 Case seeking the appointment of, (i) a trustee under
Section 1104, or (ii) an examiner with enlarged powers relating to the operation of the business (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code; or

                (u) an order with respect to any of the Chapter 11 Cases shall be entered by the Bankruptcy Court converting such Chapter 11 Case to a Chapter 7 case; or

                (v) (i) the Borrowers file a plan of reorganization in the Chapter 11 Cases which does not contain a provision for termination of the Total Commitment and payment in full in cash of all Obligations of the Borrowers hereunder and under the other Loan Documents on or before the effective date of such plan or plans or (ii) an order shall be entered by the Bankruptcy Court confirming a plan of reorganization in any of the Chapter 11 Cases which does not contain a provision for termination of the Commitment and payment in full in cash of all Obligations of the Borrowers hereunder and under the other Loan Documents and the release of the Agent and the Lenders in full from all claims of the Borrowers and their respective estates on or before the effective date of such plan or plans upon entry thereof; or

                (w) an order shall be entered by the Bankruptcy Court dismissing any of the Chapter 11 Cases which does not contain a provision for termination of the Commitments, and payment in full in cash of all Obligations of the Borrowers hereunder and under the other Loan Documents upon entry thereof; or

                (x) an order with respect to any of the Chapter 11 Cases shall be entered by the Bankruptcy Court or any other court of competent jurisdiction without the express prior written consent of the Lenders, (i) to revoke, reverse, stay, vacate, rescind, modify, supplement or amend the Orders, this Loan Agreement or any other Loan Document or (ii) to permit any administrative expense or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to the Borrowers equal or superior to the priority of the Lenders in respect of the Obligations, except for allowed administrative expenses having priority over the Obligations to the extent set forth in the definition of "Carve-Out," or (iii) to grant or permit the grant of a Lien on the Collateral other than Liens permitted pursuant to SECTION 7.16 hereof; or

                (y) an application for any of the orders described in clauses (t), (u), (w), (x), or (ff) shall be made and, if made by a Person other than the Borrowers, such application is not being diligently contested by the Borrowers in good faith; or

                (z) except as permitted by the Orders or as otherwise agreed to by the Agent, the Borrowers shall make any Pre-Petition Payment other than Pre-Petition Payments authorized by the Bankruptcy Court (x) in accordance with "first day" orders reasonably satisfactory to the Agent and (y) in connection with the assumption of executory contracts and unexpired leases; or

                (aa) an Event of Default related to the "Collateral Coverage Ratio" (as defined in and calculated in accordance with either Collateralized Sub-debt Indenture) shall occur; or

                (bb) the Agent shall at any time cease to have a valid, binding and perfected first-priority Lien in the Collateralized Sub-debt Shared Collateral, subject to SECTION 4.01(K); or

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                (cc)    an Event of Default (as defined in the Greenwich
Pre-Petition Loan Agreement) shall occur after the Closing Date; or

                (dd) any Person challenges (i) the rights of the Agent or any Lender under this Loan Agreement or any Loan Document, including, without limitation, the Liens hereunder or (ii) the rights of the Lender (as defined in the Greenwich Pre-Petition Loan Agreement) under the Greenwich Pre-Petition Loan Agreement or any Loan Document (as defined in the Greenwich Pre-Petition Loan Agreement), including, without limitation, the Liens thereunder; or

                (ee) the Greenwich Pre-Petition Loan Agreement shall not have been paid in full and the Collateral (as defined therein) and all remaining proceeds thereof shall not have been transferred to one or more Borrowers and made subject to the first priority lien of the Agent and the Lenders hereunder within 60 days after the Closing Date, in each case pursuant to documentation in form and substance satisfactory to the Agent; or

                (ff) an order shall be entered by the Bankruptcy Court that is not stayed pending appeal granting relief from the automatic stay to any creditor of any of the Borrowers with respect to any claim which in the aggregate could have a Material Adverse Effect; provided, however, that it shall not be an Event of Default if relief from the automatic stay is granted (i) solely for the purpose of allowing such creditor to determine the liquidated amount of its claim against the Borrowers, or (ii) to permit the commencement of and/or prosecution of a proceeding to collect against an insurance company; or

                (gg) the Final Servicing Transfer shall have occurred and, after giving effect to the Final Servicing Transfer, the Tranche D Advances shall not have been paid in full.

                SECTION 9. REMEDIES UPON DEFAULT.

                (a) Upon the occurrence of one or more Events of Default (subject to the expiration of the applicable cure period contained therein), the Agent may, and shall at the request of the Required Lenders, immediately declare the principal amount of the Advances then outstanding to be immediately due and payable, together with all interest and other amounts payable hereunder (including amounts payable pursuant to SECTIONS 2.05, and 3.07 hereof) thereon and reasonable fees and out-of-pocket expenses accruing under this Loan Agreement. Upon such declaration, the balance then outstanding shall become immediately due and payable, without further order of, or application to, the Bankruptcy Court, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Borrower and the Agent may exercise any and all of its other rights and remedies under applicable law (including, but not limited to, the Bankruptcy Code), hereunder and under the other Loan Documents, including, but not limited to, the transfer of servicing of the Collateral or the liquidation of the Collateral on a servicing released basis; PROVIDED, HOWEVER, in accordance with the Orders, the Agent may not consummate foreclosure on the Collateral or otherwise seize control of assets of the Borrowers' Estates (as such term is defined in the Bankruptcy
Code) absent three (3) Business Days' written notice of an Event of Default hereunder .

                (b) Upon the occurrence of one or more Events of Default, the Agent shall have the right to obtain physical possession of the Servicing Records and all other files of the

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Borrowers relating to the Collateral and all documents relating to the
Collateral which are then or may thereafter come in to the possession of the Borrowers or any third party acting for the Borrowers and the Borrowers shall deliver to the Agent such assignments as the Agent shall request. The Agent shall be entitled to specific performance of all agreements of the Borrowers contained in this Loan Agreement.

                SECTION 10. AGENT.

                10.01 APPOINTMENT. Each Lender (and each subsequent holder of any Advances by its acceptance thereof) and, with respect to CLAUSE (III), Clearwing, each Clearwing Indemnified Party and Patriot, hereby irrevocably appoints and authorizes the Agent to perform the duties of the Agent as set forth in this Loan Agreement including: (i) to receive on behalf of each Lender any payment of principal of or interest on the Advances outstanding hereunder and all other amounts accrued hereunder for the account of the Lenders and paid to the Agent, and to distribute promptly to each Lender its Pro Rata Share of all payments so received, (ii) to distribute to each Lender copies of all material notices and agreements received by the Agent and not required to be delivered to each Lender pursuant to the terms of this Loan Agreement, provided that the Agent shall not have any liability to the Lenders for the Agent's inadvertent failure to distribute any such notices or agreements to the Lenders and (iii) subject to SECTION 10.03 of this Agreement, to take such action as the Agent deems appropriate on its behalf to administer the Advances and the Loan Documents and to exercise such other powers delegated to the Agent by the terms hereof or the Loan Documents (including, without limitation, the power to give or to refuse to give notices, waivers, consents, approvals and instructions and the power to make or to refuse to make determinations and calculations) together with such powers as are reasonably incidental thereto to carry out the purposes hereof and thereof. As to any matters not expressly provided for by this Loan Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions of the Required Lenders shall be binding upon all Lenders and all subsequent holders of Notes; PROVIDED, HOWEVER, THAT the Agent shall not be required to take any action which, in the reasonable opinion of the Agent, exposes the Agent to liability or which is contrary to this Loan Agreement or any Loan Document or applicable law.

                10.02 NATURE OF DUTIES. The Agent shall have no duties or responsibilities except those expressly set forth in this Loan Agreement or in the Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Loan Agreement or any Loan Document a fiduciary relationship in respect of any Lender. Nothing in this Loan Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Loan Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrowers in connection with the making and the continuance of the Advances hereunder and shall make its own appraisal of the creditworthiness of the Borrowers and the value of the Collateral, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether

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coming into its possession before the initial Advances hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Borrowers pursuant to the terms of this Loan Agreement or any Loan Document. If the Agent seeks the consent or approval of the Required Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Required Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

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                10.03   RIGHTS, EXCULPATION, ETC. The Agent and its directors,
officers, agents or employees shall not be liable to the Secured Parties or their participants or assignees for any action taken or omitted to be taken by it under or in connection with this Loan Agreement or the other Loan Documents. Without limiting the generality of the foregoing, the Agent (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof, pursuant to SECTION 11.17 hereof, signed by such payee and in form satisfactory to the Agent; (ii) may consult with legal counsel (including, without limitation, counsel to the Agent or counsel to the Borrowers), independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or experts; (iii) make no warranty or representation to any Secured Party and shall not be responsible to any Secured Party for any statements, certificates, warranties or representations made in or in connection with this Loan Agreement or the other Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Loan Agreement or the other Loan Documents on the part of any Person, the existence or possible existence of any Default or Event of Default, or to inspect the Collateral or other Property (including, without limitation, the books and records) of any Person; (v) shall not be responsible to any Secured Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Loan Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall not be deemed to have made any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent's Lien thereon, or any certificate prepared by any Borrower in connection therewith, nor shall the Agent be responsible or liable to the Secured Parties for any failure to monitor or maintain any portion of the Collateral. The Agent shall not be liable for any apportionment or distribution of payments made in good faith pursuant to SECTION 3.03, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Secured Party to whom payment was due but not made, shall be to recover from other Secured Parties any payment in excess of the amount which they are determined to be entitled. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Loan Agreement or of any of the Loan Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Loan Documents until it shall have received such instructions from the Required Lenders. Without limiting the foregoing, no Secured Party shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement, the Notes or any of the other Loan Documents in accordance with the instructions of the Required Lenders.

                10.04 RELIANCE. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Loan Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

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                10.05   INDEMNIFICATION. To the extent that the Agent is not
reimbursed and indemnified by any Borrower, the Lenders will reimburse and indemnify the Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Loan Agreement or any of the Loan Documents or any action taken or omitted by the Agent under this Loan Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, all advances and disbursements made pursuant to SECTION 10.08; PROVIDED, HOWEVER, THAT no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final judicial determination that such resulted from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this SECTION 10.05 shall survive the payment in full of the Advances and the termination of this Loan Agreement.

                10.06 AGENT INDIVIDUALLY. With respect to its Pro Rata Share of the Total Commitment hereunder, the Advances made by it and the Notes issued to or held by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of a Note. The terms "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender or one of the Required Lenders. The term "Agent" shall mean the Agent solely in its individual capacity as the Agent hereunder. The Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrowers as if it were not acting as an Agent pursuant hereto without any duty to account to the Lenders.

                10.07   SUCCESSOR AGENT.

                (a) The Agent may resign from the performance of all its functions and duties hereunder and under the other Loan Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Administrative Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and
(c) below or as otherwise provided below.

                (b) Upon any such notice of resignation, the Required Lenders shall appoint a successor Agent (or, in the event that the Agent's Pro Rata Share is less than fifty-one percent, the Lenders may appoint a successor Agent) who, in the absence of a continuing Event of Default, shall be reasonably satisfactory to the Administrative Borrower. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Loan Agreement and the other Loan Documents. After the Agent's resignation hereunder as the Agent, the provisions of this SECTION 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Loan Agreement and the other Loan Documents.

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                (c)     If a successor Agent shall not have been so appointed
within said thirty (30) Business Day period, the retiring Agent shall then appoint a successor Agent who, if an Event of Default is not continuing, shall be reasonably satisfactory to the Administrative Borrower, who shall serve as Agent until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

                10.08   COLLATERAL MATTERS.

                (a) The Agent may from time to time, during the occurrence and continuance of a Default or Event of Default, make such disbursements and advances ("AGENT ADVANCES") which the Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to make preparations for Collateral liquidation to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Advances and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in SECTION 11.04. The Agent Advances shall be repayable on demand and be secured by the Collateral. In no event shall outstanding Agent Advances exceed 10% of the Tranche C Sublimit nor shall any Agent Advance be outstanding more than 30 days. The Agent Advances shall not constitute Advances but shall otherwise constitute Obligations hereunder. The Agent shall notify each Lender and the Administrative Borrower in writing of each Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to SECTION 10.05, each Lender agrees that it shall make available to the Agent, upon the Agent's demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of such Agent Advance. If such funds are not made available to the Agent by such Lender, the Agent shall be entitled to recover such funds on demand from such Lender, together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate.

                (b) Subject to the rights of Clearwing, the Clearwing Indemnified Parties and Patriot, the Secured Parties hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon termination of the Total Commitment and payment and satisfaction of all Advances and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting Property being sold or disposed of pursuant to a Permitted Disposition or in the ordinary course of any Borrower's business and in compliance with the terms of this Loan Agreement and the other Loan Documents; or constituting Property in which the Borrowers owned no interest at the time the Lien was granted or at any time thereafter; or if approved, authorized or ratified in writing by the Required Lenders subject to
SECTION 11.01.

                (c) Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Secured Parties (as set forth in SECTION 10.08(B)), each Secured Party agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under SECTION 10.08(B). Upon receipt by the Agent of confirmation from the Lenders of its authority to release any particular item or types of Collateral (or, at the option of the Agent in the absence of such receipt, in reliance on SECTION 10.08(B)), and upon prior written request by any Borrower, the Agent shall (and is hereby

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irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Secured Parties upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of any Borrower in respect of) all interests in the Collateral retained by any Borrower.

                (d) The Agent shall have no obligation whatsoever to any Secured Party to assure that the Collateral exists or is owned by the Borrowers or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to this Agreement has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this SECTION 10.08 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Secured Parties and that the Agent shall have no duty or liability whatsoever to any other Secured Party.

                (e) The Agent acknowledges that, to the extent that the Collateral includes items (such as stock certificates, IOS, instruments and chattel paper) which are held in the possession of the Agent, or a third party on its behalf, pursuant to the Loan Documents, the Agent is also holding such items in its possession as agent and bailee of the Secured Parties for the benefit of, and for purposes of perfecting the security interest of, the Secured Parties in such items.

                10.09 SYNDICATION AGENT AND CO-LEAD ARRANGERS. The Lenders identified in this Agreement as the "Syndication Agent" and the "Co-Lead Arrangers" shall not have any right, power, obligation, liability, responsibility or duty under this Loan Agreement other than those applicable to all Lenders. Without limiting the foregoing, none of the "Syndication Agent" and the "Co-Lead Arrangers" shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgements with respect to the "Syndication Agent" and the "Co-Lead Arrangers" as it makes with respect to the Agent in this SECTION 10.

                SECTION 11. MISCELLANEOUS.

                11.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any Note, and no consent to any departure by the Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and, in the case of an amendment, the Borrowers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall (i) increase the Commitment of any Lender, reduce the principal of, or interest on, the Advances payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed

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for any payment of principal of, or interest or fees on, the Advances payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Commitment, (iii) change the percentage of the Total Commitment or of the aggregate unpaid principal amount of the Notes that is required for the Lenders or any of them to take any action hereunder, (iv) amend the definition of "Required Lenders" or "Pro Rata Share," (v) release all or a substantial portion of the Collateral (except as otherwise provided in this Loan Agreement and the other Loan Documents), subordinate any Lien granted in favor of the Agent for the benefit of the Secured Parties, or release any Borrower, (vi) modify, waive, release or subordinate the super priority claim status of the Obligations (except as permitted in this Loan Agreement and the Loan Documents), (vii) amend, modify or waive this SECTION 11.01 of this Loan Agreement, in the case of clauses (ii) through (vii), without the written consent of each Lender, (viii) amend, modify or waive this Loan Agreement in such a manner that by its terms affects the rights or duties under this Loan Agreement of any Tranche Lenders, without the written consent of such affected Tranche Lenders, (ix) without the consent of Clearwing, waive any Event of Default with respect to the Tranche C Borrowing Base (including in outstanding Tranche C Advances, for purposes of this clause (ix), any outstanding Clearwing Indemnification Claim Liabilities and unreimbursed Clearwing Indemnification Expense Liabilities) if the Borrowers would not be in compliance with the Tranche C Borrowing Base unless the "65%" contained in clause (a) of clause (1) of the definition of Tranche C Applicable Collateral Percentage was greater than 67.5%, (x) amend, modify or waive SECTION 7.35 of this Loan Agreement, except in accordance with the Orders, and (xi) amend, modify or waive SECTION 3.03 of this Loan Agreement or any other provision of this Loan Agreement regarding the priority of repayment, superpriority claim, lien status or indemnification rights of Clearwing, any Clearwing Indemnified Party or Patriot, in each case in a manner that adversely affects Clearwing, any Clearwing Indemnified Party or Patriot, without the written consent of Clearwing, such Clearwing Indemnified Party or Patriot, as applicable. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent (but not in its capacity as a Lender) under this Loan Agreement or the other Loan Documents. The parties to this Loan Agreement acknowledge that all material amendments to this Loan Agreement will require the consent of the Bankruptcy Court.

                11.02 WAIVER. No failure on the part of the Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

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                11.03   NOTICES.

                (a) Except as otherwise expressly permitted by this Loan Agreement or expressly provided otherwise in the applicable Loan Document, all notices, requests and other communications provided for herein and under the other Loan Documents (including, without limitation, any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including, without limitation, by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof); or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under
SECTION 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                (b) Nothing in this Loan Agreement or in any other Loan Document shall be construed to limit or affect the obligation of the Borrowers or any other Person to serve upon the Lenders in the manner prescribed by the Bankruptcy Code any pleading or notice required to be given to the Lenders pursuant to the Bankruptcy Code.

                11.04   INDEMNIFICATION AND EXPENSES.

                (a) Each Borrower shall hold the Agent, each Lender-Related Party and each Participant (the Agent, each Lender-Related Party and each Participant, an "INDEMNIFIED PARTY") harmless from and indemnify any Indemnified Party, on an after-Tax basis, against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against such Indemnified Party (collectively, the "INDEMNIFIED LIABILITIES") relating to or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby. Without limiting the generality of the foregoing, each Borrower agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Indemnified Liabilities with respect to all Mortgage Loans relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation laws with respect to unfair or deceptive lending practices and predatory lending practices, the Truth in Lending Act or the Real Estate Settlement Procedures Act. In any suit, proceeding or action brought by an Indemnified Party in connection with any Mortgage Loan for any sum owing thereunder, or to enforce any provisions of any Mortgage Loan, each Borrower will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by any Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from any Borrower. Each Borrower also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party's rights under this Loan Agreement

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any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. Each Borrower hereby acknowledges that, notwithstanding the fact that the Advances are secured by the Collateral, the obligation of each Borrower with respect to each Advance is a recourse obligation of each Borrower. The foregoing to the contrary notwithstanding, the Borrowers shall have no obligation to any Indemnified Party under this SECTION 11.04 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Party or any Indemnified Party's breach of this Loan Agreement. In no event, however, shall any Indemnified Party be liable on any theory of liability for any special, indirect, consequential, or punitive damages.

                (b) Each Borrower shall pay as and when billed by the Agent and the Lenders all of the Lender Expenses through the Closing Date, including all reasonable out-of-pocket costs and expenses (including reasonable fees, disbursements and expenses of counsel) incurred by the Agent, the Lenders and its Affiliates in connection with the development, due diligence review, preparation and execution of (A) this Loan Agreement and any other Loan Document; and (B) from and after the Closing Date, any Loan Document, amendment, restatement, supplement, or modification of this Loan Agreement or any other Loan Document. Each Borrower shall pay as and when billed by the Agent or any Lender all Lender Expenses from and after the Closing Date including all of the out-of-pocket costs and expenses incurred by the Agent, the Lenders and any of their respective Affiliates in connection with the consummation and administration of the transactions contemplated hereby and thereby or with respect to the Collateral, including, without limitation, (i) all the reasonable fees, disbursements and expenses of counsel, (ii) search fees and filing and recording fees, (iii) all reasonable due diligence, inspection, testing and review costs and expenses (subject to the last clause of SECTION 11.19, as applicable), and (iv) those costs and expenses incurred pursuant to SECTIONS 11.04(A), 11.17 and 11.19 hereof. Without limiting the foregoing, the Borrowers would be required to pay the actual charges paid or incurred by the Agent, any Lender or any of their respective Affiliates for the services of any third-party hired by the Agent, any Lender or any of their respective Affiliates for performing financial audits, appraising the Collateral, or assessing compliance by any Borrower or any Affiliate or Subsidiary of any Borrower with the terms, conditions, representations and other provisions of any of the Loan Documents, including, without limitation, third-party underwriting and residual interest valuation firms.

                (c) Without limiting SECTION 11.04(B), the Lenders shall be authorized to engage a specialty finance consulting firm reasonably acceptable to the Borrowers to assist in reviewing and monitoring this Facility, the Borrowers' operations and business plan and such other matters as the Lenders shall reasonably require. The budget for such services will be reviewed with and subject to the reasonable approval of the Borrowers, and the cost of such engagement will be reimbursed by the Borrowers. The costs of such firm are anticipated to be approximately $75,000 for the first month following the retention of such firm and approximately $30,000 per month thereafter.

                (d) Without limiting SECTION 11.04(B), until the Servicing Rights and Servicing Reimbursement Rights are transferred to a third party and the Tranche D Advances are paid in full, the Lenders shall be authorized to engage BearingPoint, Inc. or such other firm acceptable to the Lenders to perform monthly verification of compliance with the Tranche D

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Borrowing Base, including verification of advance balances, payment posting and account reconciliation. The costs and expenses of such engagement shall be reimbursed by the Borrowers.

                11.05 PAYMENT OF CLEARWING INDEMNIFICATION LIABILITIES. In connection with this Loan Agreement and the repayment of the outstanding Clearwing Obligations, Clearwing has released its Liens on the assets securing the Clearwing Obligations (including certain IOS) and has waived the requirement contained in Section 16(d) of the Clearwing Pledge and Security Agreement that Trust 2003-1 post cash collateral in connection with such release. Each Borrower shall hold each Clearwing Indemnified Party harmless from and indemnify each Clearwing Indemnified Party, on an after-Tax basis, against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against each such Clearwing Indemnified Party (collectively, any such liabilities, losses, damages, or judgments, the "CLEARWING INDEMNIFICATION CLAIM LIABILITIES" and, the costs and expenses of defending against any such liabilities, losses, damages, or judgments and other costs and expenses not constituting liabilities, losses, damages or judgments, the "CLEARWING INDEMNIFICATION EXPENSE LIABILITIES," the Clearwing Indemnification Claim Liabilities and Clearwing Indemnification Expense Liabilities collectively the "CLEARWING INDEMNIFICATION LIABILITIES") relating to or arising out of the Clearwing Transaction Documents or any of the transactions contemplated under the Clearwing Transaction Documents or this Loan Agreement. Subject to the terms hereof, each Borrower also agrees to reimburse a Clearwing Indemnified Party as and when billed by such Clearwing Indemnified Party for all such Clearwing Indemnified Party's costs and expenses incurred in connection with defending against Clearwing Indemnification Claim Liabilities, including without limitation the reasonable fees and disbursements of its counsel. The foregoing to the contrary notwithstanding, the Borrowers shall have no obligation to any Clearwing Indemnified Party under this SECTION 11.05 with respect to any Clearwing Indemnification Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Clearwing Indemnified Party or any Clearwing Indemnified Party's breach of any Clearwing Transaction Document, or with respect to any costs and expenses incurred by a Clearwing Indemnified Party in connection with monitoring the Chapter 11 Cases (other than monitoring the status and entry of the Interim Order and the Final Order) in the absence of a third party asserting a claim against a Clearwing Indemnified Party. In no event, however, shall any Clearwing Indemnified Party be liable on any theory of liability for any special, indirect, consequential, or punitive damages, it being understood that this sentence in no way limits the Clearwing Indemnification Liabilities.

                11.06 AMENDMENTS. Except as otherwise expressly provided in this Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by the Borrowers, the Agent and the Lenders required pursuant to SECTION 11.01 and any provision of this Loan Agreement may be waived by the Lenders required pursuant to SECTION 11.01.

                11.07 SUCCESSORS AND ASSIGNS. This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                11.08 SURVIVAL. The obligations of the Borrowers under SECTIONS 3.06 and 11.04 hereof shall survive the payment of the Obligations and the termination of this Loan Agreement.

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In addition, each representation and warranty made, or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Agent and the Lenders shall not be deemed to have waived, by reason of making any Advance, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Agent and the Lenders may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made.

                11.09 CAPTIONS. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

                11.10 COUNTERPARTS; TELEFACSIMILE EXECUTION. This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart. Delivery of an executed counterpart of this Loan Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Loan Agreement. Any party delivering an executed counterpart of this Loan Agreement by telefacsimile also shall deliver an original executed counterpart of this Loan Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Loan Agreement. This Section shall apply to each other Loan Document MUTATIS MUTANDIS.

                11.11 LOAN AGREEMENT CONSTITUTES SECURITY AGREEMENT; GOVERNING LAW. THIS LOAN AGREEMENT SHALL BE GOVERNED BY NEW YORK LAW WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS LOAN AGREEMENT), EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE, AND SHALL CONSTITUTE A SECURITY AGREEMENT WITHIN THE MEANING OF THE UNIFORM COMMERCIAL CODE.

                11.12   CERTAIN WAIVERS; WAIVER OF JURY TRIAL.

                (a) EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO OR IN THE NATURE OF SET-OFF, ABATEMENT, SUSPENSION, RECOUPMENT OR OTHER RIGHT TO WITHHOLD ANY PAYMENT OR PERFORMANCE DUE BY SUCH BORROWER OR ON ITS BEHALF, TO OR FOR THE BENEFIT OF THE AGENT OR ANY LENDER OR RELATED TO THE COLLATERAL.

                (b) WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

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                11.13   ACKNOWLEDGMENTS. Each Borrower hereby acknowledges that:

                (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement and the other Loan Documents;

                (b) each of the Agent and the Lenders has no fiduciary relationship to the Borrowers, and the relationship between the Borrowers and the Agent and the Lenders is solely that of debtor and creditor; and

                (c) no joint venture exists among or between the Agent, the Lenders and the Borrowers.

                11.14 NO PARTY DEEMED DRAFTER. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Loan Agreement.

                11.15 ABFS AS AGENT FOR BORROWERS. Each Borrower hereby irrevocably appoints ABFS as the borrowing agent and attorney-in-fact for the Borrowers (the "ADMINISTRATIVE BORROWER") which appointment shall remain in full force and effect unless and until the Agent shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Each Borrower hereby irrevocably appoints and authorizes the Administrative Borrower (i) to provide the Agent with all notices with respect to Advances obtained for the benefit of any Borrower and all other notices and instructions under this Agreement and (ii) to take such action as the Administrative Borrower deems appropriate on its behalf to obtain Advances and to exercise such other powers as are reasonably incidental thereto to carry out the purposes of this Agreement. It is understood that the handling of the Loan Account and Collateral of the Borrowers in a combined fashion, as more fully set forth herein, is done solely as an accommodation to the Borrowers in order to utilize the collective borrowing powers of the Borrowers in the most efficient and economical manner and at their request, and that neither the Agent nor the Lenders shall incur liability to the Borrowers as a result hereof. Each of the Borrowers expects to derive benefit, directly or indirectly, from the handling of the Loan Account and the Collateral in a combined fashion since the successful operation of each Borrower is dependent on the continued successful performance of the integrated group. To induce the Agent and the Lenders to do so, and in consideration thereof, each of the Borrowers hereby jointly and severally agrees to indemnify the Indemnified Parties and hold the Indemnified Parties harmless against any and all liability, expense, loss or claim of damage or injury, made against such Indemnified Party by any of the Borrowers or by any third party whosoever, arising from or incurred by reason of (a) the handling of the Loan Account and the Collateral of the Borrowers as herein provided, (b) the Agent's and the Lenders' reliance on any instructions of the Administrative Borrower, or (c) any other action taken by the Agent or any Lender hereunder or under the other Loan Documents; PROVIDED, HOWEVER, that the Borrowers shall not have any obligation to any Indemnified Party under this SECTION 11.15 for any Indemnified Liabilities caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

                11.16   HYPOTHECATION OR PLEDGE OF COLLATERAL. Subject to
SECTION 4.01(K), the Agent and the Lenders shall have free and unrestricted use of all Collateral and nothing in this

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Loan Agreement shall preclude the Agent and the Lenders from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral. Nothing contained in this Loan Agreement shall obligate the Agent or any Lender to segregate any Collateral delivered to the Agent or such Lender by any Borrower.

                11.17   ASSIGNMENTS; PARTICIPATIONS.

                (a) This Loan Agreement and the Notes shall be binding upon and inure to the benefit of the Borrowers and the Agent and each Lender and their respective successors and assigns (including, except for the right to request Advances, any trustee succeeding to the rights of the Borrowers pursuant to Chapter 11 of the Bankruptcy Code or pursuant to any conversion to a case under Chapter 7 of the Bankruptcy Code); PROVIDED, HOWEVER, THAT each of the Borrowers may not assign or transfer any of their rights hereunder, or under the Notes, without the prior written consent of each Lender and any such assignment without the Lenders' prior written consent shall be null and void.

                (b) Each Lender may, with the written consent of the Agent (which consent is not to be unreasonably withheld) and, unless a Default or Event of Default has occurred and is continuing, the written consent of the Administrative Borrower (which consent shall not be required in connection with any assignment to a Lender or any Affiliate of a Lender), such consent of the Administrative Borrower not to be unreasonably withheld, assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances made by it and the Notes held by it); provided, however, that (i) such assignment is in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender's Commitment) and (ii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance, together with any Note subject to such assignment. Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least three (3) Business Days after the delivery thereof to the Agent (or such shorter period as shall be agreed to by the Agent and the parties to such assignment), (A) the assignee thereunder shall become a "Lender" hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                (i) By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (A) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Loan Agreement or any other Loan Document or the execution,

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        legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (B) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any of their Subsidiaries or the performance or observance by the Borrowers of any of their obligations under this Loan Agreement or any other Loan Document furnished pursuant hereto; (C) such assignee confirms that it has received a copy of this Loan Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (D) such assignee will, independently and without reliance upon the Assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Loan Agreement and the other Loan Documents; (E) such assignee appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under this Loan Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (F) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

                (ii) The Agent shall maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Advances owing to each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Administrative Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                (iii) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with the Notes subject to such assignment, the Agent shall, if the Agent consents to such assignment and if such Assignment and Acceptance has been completed
        (i) accept such Assignment and Acceptance, (ii) give prompt notice thereof to the Administrative Borrower, (iii) record the information contained therein in the Register, and (iv) prepare and distribute to each Lender and the Administrative Borrower a revised SCHEDULE B hereto after giving effect to such assignment, which revised SCHEDULE B shall replace the prior SCHEDULE B and become part of this Agreement.

                (iv) A Registered Advance (and the Registered Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide), together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed
        by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s)

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        or transferee(s). Prior to the registration of assignment or sale of any
        Registered Advance (and the Registered Note, if any evidencing the same), the Agent shall treat the Person in whose name such Registered Advance (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                (v) In the event that any Lender sells participations in a Registered Advance, such Lender shall maintain a register on which it enters the name of all participants in the Advances held by it (the "PARTICIPANT REGISTER"). A Registered Advance (and the Registered Note, if any, evidencing the same) may be participated in in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Advance (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

                (vi) Any foreign Person who purchases or is assigned or participates in any portion of such Registered Advance shall provide the Agent (in the case of a purchase or assignment) or the Lender (in the case of a participation) with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Registered Advance.

                (c) Each Lender may sell participations to one or more banks or other entities ("PARTICIPANTS") in or to all or a portion of its rights and obligations under this Loan Agreement and the other Loan Documents (including, without limitation, all or a portion of any of its Commitments and any Advances made by it); provided, that (i) such Lender's obligations under this Loan Agreement (including without limitation, its Commitment hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Loan Agreement and the other Loan Documents, and (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Advances, or (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Advances or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Borrower.

                (d) Each Lender may furnish any information concerning the Borrowers in the possession of such Lender from time to time to assignees and Participants (including prospective assignees and Participants) only after notifying the Administrative Borrower in writing and securing signed confidentiality statements (a form of which is attached hereto as EXHIBIT 11.17(C)) and only for the sole purpose of evaluating participations or assignments, as the case may be, and for no other purpose.

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                (e)     The Borrowers agree to cooperate with the Lenders in
connection with any such assignment or participation, to execute and deliver such replacement notes and other documents in order to give effect to such assignment or participation.

                11.18   SERVICING.

                (a) Each Borrower covenants to maintain or cause the Mortgage Loans to be serviced pursuant to the Servicing Agreement.

                (b) During the period the Servicer is servicing the Mortgage Loans, (i) each Borrower agrees that the Agent, for the benefit of the Secured Parties, has a first priority perfected security interest in all servicing records relating to or evidencing the servicing of the Mortgage Loans, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of such Mortgage Loans (the "SERVICING RECORDS"), and (ii) each Borrower grants the Agent a security interest in all servicing fees relating to the Mortgage Loans, such Borrower's rights relating to the Mortgage Loans and all Servicing Records, to secure the obligation of such Approved Mortgage Originator or its designee to service in conformity with this Section and the Servicing Agreement and any other obligations of the Borrowers to the Agent and the Lenders. Each Borrower covenants to safeguard such Servicing Records and to deliver them promptly to the Agent or its designee (including the Custodian) at the Agent's request.

                (c) If the Mortgage Loans are serviced by a Subservicer, the Borrowers shall provide a copy of the related servicing agreement to the Agent at least three (3) Business Days prior to the applicable Funding Date or the date on which the Subservicer shall begin subservicing the Mortgage Loans, which shall be in form and substance acceptable to the Lenders (the "SERVICING AGREEMENT") and shall have obtained the written consent of the Lenders for such Subservicer to subservice the Mortgage Loans.

                (d) Each Borrower agrees that upon the occurrence and during the continuance of an Event of Default, the Agent may terminate ABC in its capacity as servicer with respect to Mortgage Loans and terminate any Servicing Agreement. In addition, the Borrowers shall provide to the Agent a letter from the Borrowers to the effect that upon the occurrence of an Event of Default, the Agent may terminate any Servicing Agreement and direct that collections with respect to the Mortgage Loans be remitted in accordance with the Agent's instructions. Each Borrower agrees to cooperate with the Agent in connection with such transfer of servicing.

                (e) After the Closing Date, until the pledge of any Mortgage Loan is relinquished by the Custodian, the Borrowers will have no right to modify or alter the terms of such Mortgage Loan or consent to the modification or alteration of the terms of any Mortgage Loan, and the Borrowers will have no obligation or right to repossess any Mortgage Loan or substitute another Mortgage Loan, except as provided in any Custodial Agreement.

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                (f)     The Borrowers shall permit the Agent to inspect upon
reasonable prior written notice (which shall be no more than five (5) Business Days' prior notice) at a mutually convenient time, any Borrower's or any of any Borrower's Subsidiary's or Affiliate's servicing facilities, as the case may be, for the purpose of satisfying the Agent that such Borrower, such Subsidiary or Affiliate, as the case may be, has the ability to service the Mortgage Loans as provided in this Loan Agreement. In addition, with respect to any Subservicer which is not a Borrower or a Subsidiary or Affiliate of a Borrower, each Borrower shall use its best efforts to enable the Agent to inspect the servicing facilities of such Subservicer.

                (g) To the extent that any provision of this SECTION 11.18 shall be in conflict with the provisions of the Servicing Agreement, the provisions of the Servicing Agreement shall control.

                11.19 PERIODIC DUE DILIGENCE REVIEW. Each Borrower acknowledges that the Agent and each Lender has the right to perform continuing due diligence reviews with respect to any or all of the Collateral or the Borrowers, as desired by the Agent or such Lender from time to time, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each Borrower agrees that the Agent or such Lender or its authorized representatives will be permitted during normal business hours on any business day to examine, inspect, make copies of, and make extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to the Collateral in the possession, or under the control, of the Borrowers or the Custodian. Each Borrower also shall make available to the Agent and the Lenders a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Collateral. Without limiting the generality of the foregoing, each Borrower acknowledges that the Lenders shall make Advances to the Borrowers based solely upon the information provided by the Borrowers to the Lenders in the Mortgage Loan Data Transmission and the representations, warranties and covenants contained herein, and that each Lender, at its option, has the right, at any time to conduct a partial or complete due diligence review on some or all of the Collateral (including, if applicable, Mortgage Loans) securing such Advance, including, without limitation, ordering new credit reports, new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. The Agent or a Lender may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each Borrower agrees to cooperate with the Agent, the Lenders and any third party underwriter in connection with such underwriting or other due diligence review, including, but not limited to, providing the Agent, the Lenders and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans or other Collateral in the possession, or under the control, of the Borrowers. In addition, the Agent and each Lender has the right to perform continuing Due Diligence Reviews of the Borrowers and their Affiliates, directors, officers, employees and significant shareholders. The Borrowers, the Agent and the Lenders further agree that all reasonable out-of-pocket costs and expenses incurred by the Agent and the Lenders in connection with the Agent's or any Lender's due diligence review or Collateral or reunderwriting of Mortgage Loans pursuant to this SECTION 11.19 shall be paid by the Borrowers, provided, with respect to reunderwriting of Mortgage Loans, the amount to be reimbursed does not exceed the costs and expenses which are usual and customary in the mortgage industry for third-party loan reunderwriting firms.

                11.20 SET-OFF. In addition to any rights and remedies of each Lender provided by this Loan Agreement and by law, each Lender shall have the right during the continuance of an Event of Default, without prior notice to the Borrowers, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrowers hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all Property and deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any Affiliate thereof to or for the credit or the account of any Borrower. Each Lender may set-off cash, the proceeds of the liquidation of any Collateral and all other sums or obligations owed by such Lender or its Affiliates to any Borrower against all of the Borrowers' obligations to such Lender or its Affiliates, whether under this Loan Agreement or under any other agreement between the parties or between any Borrower and any affiliate of such Lender, or otherwise, whether or not such obligations are then due, without prejudice to such Lender's or its Affiliate's right to recover any deficiency. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

                11.21 ENTIRE AGREEMENT. This Loan Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to the matters provided for herein. No alteration, waiver, amendments, or change or supplement hereto shall be binding or effective unless the same is set forth in writing by a duly authorized representative of each party hereto.

                11.22 RECORDS. The unpaid principal of and interest on the Notes, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitments, and the accrued and unpaid fees payable pursuant to SECTION 3.07 hereof, shall at all times be ascertained from the records of the Agent, which shall be conclusive and binding absent manifest error. 11.23 CONFIDENTIALITY. Each of the Agent, each Lender, each Borrower and their Affiliates shall take normal and reasonable precautions to maintain the confidentiality of all non-public information obtained pursuant to the requirements of this Loan Agreement and the other Loan Documents which has been identified as such by the Borrowers, but may, in any event, make disclosures (i) in the case of the Agent or any Lender, as reasonably required by any participant or assignee in connection with the contemplated assignment of any interest under this Loan Agreement or participations therein, or (ii) as required or requested by any governmental agency or representative thereof or as required pursuant to legal process, or (iii) to its officers, attorneys, accountants, agents, and advisors who are directly involved in the transactions described in this Loan Agreement, or (iv) as required by law, or (v) in connection with litigation involving the Agent or any Lender, or (vi) to JPMorgan Chase Bank so long as JPMorgan Chase Bank agrees in writing that it shall not disclose any of the terms or substance, directly or indirectly, of this Loan Agreement to any other person.

                11.24 PUBLIC ANNOUNCEMENTS. The Agent and the Lenders shall have approval rights with respect to all press releases and other public announcements related to or concerning this Loan Agreement and the other Loan Documents. The approval or non-approval of any press release or other public announcement will not be unreasonably withheld or delayed.

                11.25 RIGHT OF FIRST OFFER. In any auction of assets by the Borrowers pursuant to Section 363 of the Bankruptcy Code other than in connection with the sale of the Servicing Rights and Servicing Reimbursement Rights, the Borrowers agree to first approach the Lenders which shall have the right of making a first offer to act as the stalking horse bidder in such auctions and shall be provided with a reasonable period of time to prepare any such stalking horse bidder offers. Nothing herein requires the Borrowers to accept the Lenders' offer once received or to provide the Lenders with stalking horse protections, and the Borrowers may proceed to seek offers from other Persons.

                11.26 MORTGAGE LOAN PURCHASE COMMITMENT. Subject to the terms and conditions set forth in SCHEDULE 11.26 hereto, Greenwich shall be obligated to purchase Eligible Mortgage Loans originated or committed to be originated prior to the entry of the Final Order having an aggregate unpaid principal balance of not more than $100,000,000.

                                    * * * * *

        IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.

                                  BORROWERS

                                  AMERICAN BUSINESS FINANCIAL SERVICES, INC.

                                  By:     /s/ Albert W. Mandia
                                          --------------------------------------
                                  Name:   Albert W. Mandia
                                          --------------------------------------
                                  Title:  Executive Vice President and CFO
                                          --------------------------------------

                                  AMERICAN BUSINESS CREDIT, INC.

                                  By:     /s/ Albert W. Mandia
                                          --------------------------------------
                                  Name:   Albert W. Mandia
                                          --------------------------------------
                                  Title:  Executive Vice President and CFO
                                          --------------------------------------

                                  HOMEAMERICAN CREDIT, INC.

                                  By:     /s/ Albert W. Mandia
                                          --------------------------------------
                                  Name:   Albert W. Mandia
                                          --------------------------------------
                                  Title:  Executive Vice President and CFO
                                          --------------------------------------

                                  AMERICAN BUSINESS MORTGAGE SERVICES, INC.

                                  By:     /s/ Albert W. Mandia
                                          --------------------------------------
                                  Name:   Albert W. Mandia
                                          --------------------------------------
                                  Title:  Executive Vice President and CFO
                                          --------------------------------------

                                  TIGER RELOCATION COMPANY

                                  By:     /s/ Albert W. Mandia
                                          --------------------------------------
                                  Name:   Albert W. Mandia
                                          --------------------------------------
                                  Title:  Executive Vice President and CFO
                                          --------------------------------------

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                                      S-1

                                  ABFS CONSOLIDATED HOLDINGS, INC.

                                  By:     /s/ Albert W. Mandia
                                          --------------------------------------
                                  Name:   Albert W. Mandia
                                          --------------------------------------
                                  Title:  Executive Vice President and CFO
                                          --------------------------------------

                                  ADDRESS FOR NOTICES:

                                  c/o American Business Financial Services, Inc. The Wanamaker Building
                                  100 Penn Square East
                                  Philadelphia, Pennsylvania  19107
                                  Attention:  Steve Giroux, Esq., General
                                              Counsel
                                  Telecopier No.:  215-940-3299
                                  Telephone No:  215-940-4537

                                  With a copy to:


                                  Blank Rome LLP
                                  One Logan Square
                                  Philadelphia, Pennsylvania  19103
                                  Attention:  Lawrence F. Flick, II
                                  Telecopier No.:  215-569-5555
                                  Telephone No:  215-569-5500


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                                       S-2

                                  AGENT

                                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                                  By:     /s/ Jason Kennedy
                                          --------------------------------------
                                  Title:  Associate
                                          --------------------------------------

                                  ADDRESS FOR NOTICES:

                                  Greenwich Capital Financial Products, Inc.
                                  600 Steamboat Road
                                  Greenwich, Connecticut  06830
                                  Attention: John C. Anderson
                                  Telecopier No.: 203-618-2135
                                  Telephone No.: 203-618-2700


                                  With a copy to:

                                  Greenwich Capital Financial Products, Inc.
                                  600 Steamboat Road
                                  Greenwich, Connecticut  06830
                                  Attention:  General Counsel
                                  Telecopier No.:  203-618-2134
                                  Telephone No.:  203-618-2700


                                  And to:

                                  Kirkland & Ellis LLP
                                  200 East Randolph Drive
                                  Chicago, Illinois  60601
                                  Attention: Linda K. Myers, P.C.
                                  Telecopier No.:  312-861-2200
                                  Telephone No.:  312-861-2000



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                                       S-3

                                  LENDERS

                                  GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


                                  By:     /s/ Jason Kennedy
                                         ---------------------------------------
                                  Title:  Associate
                                         ---------------------------------------

                                  ADDRESS FOR NOTICES:

                                  Greenwich Capital Financial Products, Inc.
                                  600 Steamboat Road
                                  Greenwich, Connecticut  06830
                                  Attention: John C. Anderson
                                  Telecopier No.: 203-618-2135
                                  Telephone No.: 203-618-2700


                                  With a copy to:

                                  Greenwich Capital Financial Products, Inc.
                                  600 Steamboat Road
                                  Greenwich, Connecticut  06830
                                  Attention:  General Counsel
                                  Telecopier No.:  203-618-2134
                                  Telephone No.:  203-618-2700


                                  And to:

                                  Kirkland & Ellis LLP
                                  200 East Randolph Drive
                                  Chicago, Illinois  60601
                                  Attention: Linda K. Myers, P.C.
                                  Telecopier No.:  312-861-2200
                                  Telephone No.:  312-861-2000



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                                      S-4

                                  THE CIT GROUP/BUSINESS CREDIT, INC.


                                  By:    /s/ James A. Brennan, Jr.
                                        ----------------------------------------
                                  Title: Vice President
                                        ----------------------------------------

                                  ADDRESS FOR NOTICES:

                                  The CIT Group/Business Credit, Inc.
                                  1211 Avenue of the Americas
                                  22nd Floor
                                  New York, New York  10036
                                  Attention:  Peter Skavla
                                  Telecopier No.:  212-536-1295
                                  Telephone No.:  212-790-9170


                                  With a copy to:

                                  Skadden, Arps, Slate, Meagher & Flom LLP
                                  Four Times Square
                                  New York, New York  10036
                                  Attention:  Peter J. Neckles
                                  Telecopier No.:  212-735-2000
                                  Telephone No.:  212-735-3000


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                                       S-5

                                  CLEARWING (for itself and for the Clearwing
                                  INDEMNIFIED PARTIES)

                                  CLEARWING CAPITAL, LLC


                                  By:     /s/ Paul Halpern
                                         ---------------------------------------
                                  Title:  Authorized Agent
                                         ---------------------------------------

                                  ADDRESS FOR NOTICES:

                                  c/o  Chrysalis Management Group
                                  The Belgravia Building
                                  1811 Chestnut Street, 7th Floor
                                  Philadelphia, Pennsylvania  19103
                                  Attention:  Paul Halpern
                                  Telecopier No.:  215-717-2272
                                  Telephone No.:  215-717-2907


                                  With a copy to:

                                  Paul Hastings Janofsky & Walker LLP
                                  515 South Flower Street, 25th Floor
                                  Los Angeles, California  90071
                                  Attention:  Hydee R. Feldstein, Esq.
                                  Telecopier No.:  213-683-6000
                                  Telephone No.:  213-627-0705


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                                       S-6

                                  PATRIOT

                                  THE PATRIOT GROUP, LLC


                                  By:     /s/ Bruce R. Katz
                                         ---------------------------------------
                                  Title:  Senior Vice President
                                         ---------------------------------------

                                  ADDRESS FOR NOTICES:

                                  The Patriot Group, LLC
                                  28 Thorndal Circle
                                  Darien, Connecticut  06820
                                  Attention:  Jonathan Kane
                                  Telecopier No.: 203-656-4483
                                  Telephone No.:  203-656-0905


                                  With a copy to:

                                  Thacher Proffitt & Wood, LLP
                                  Two World Financial Center
                                  New York, New York  10281
                                  Attention:  Jeffrey Murphy
                                  Telecopier No.:  212-912-7751
                                  Telephone No.:  212-912-7400


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                                       S-7